As filed with the Securities and Exchange Commission on April 29, 2024
1933 ACT REGISTRATION NO.
002-76581
1940 ACT REGISTRATION NO.
811-03422
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM
N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective
Amendment No.
Post-Effective Amendment No. 62 ☒
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 64 ☒
(CHECK APPROPRIATE BOX OR BOXES)
THE PRUDENTIAL VARIABLE CONTRACT
ACCOUNT-11
(Exact Name of Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF
A
MERICA
(Name of Depositor)
751 Broad Street
Newark, NJ 07102
DEPOSITOR’S TELEPHONE NUMBER: (973)
802-6000
(Address and telephone number of Depositor’s principal executive offices)
Elizabeth L. Gioia
Vice President, Corporate Counsel
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102
(Name and address of agent for service)
It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b) of Rule 485

x	on May 1, 2024 pursuant to paragraph (b) of Rule 485

60 days after filing pursuant to paragraph (a) of Rule 485

on May 1, 2024 pursuant to paragraph (a) of Rule 485

This prospectus describes the MEDLEY group variable annuity contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified
arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract
Account-10
(VCA 10), The Prudential Variable Contract
Account-11
(VCA 11) and The Prudential Variable Contract
Account-24
(VCA 24), each of which are explained in this prospectus. Each of VCA 10, VCA 11, and VCA 24 offers three classes.
The Fidelity VIP Index 500 Portfolio (Fidelity Fund), a series of Variable Insurance Products Fund II (VIP), is currently available through VCA 10. The PSF PGIM Government Money Market Portfolio (Government Money Market Portfolio) of The Prudential Series Fund (Series Fund, and the series thereof, the Series Fund Portfolios) is currently available through VCA 11. The Series Fund Portfolios and the Fidelity Fund are sometimes referred to herein as the “Portfolios.” The following Series Fund Portfolios are currently available through VCA 24: PSF PGIM 50/50 Balanced Portfolio (50/50 Balanced), PSF PGIM Total Return Bond Portfolio (Total Return Bond), PSF PGIM Jennison Blend Portfolio (Jennison Blend), PSF PGIM Flexible Managed Portfolio (Flexible Managed), PSF Global Portfolio (Global), PSF PGIM Government Income Portfolio (Government Income), and PSF Stock Index Portfolio (Stock Index). This prospectus sets forth information that a prospective investor should consider before investing in the Contracts.
Prudential no longer offers the MEDLEY group variable annuity contracts for new sales. New participants may be added under an existing group variable annuity contract, and contributions can be made on behalf of existing participants.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new participant in a Contract, you may cancel your interest in the Contract within ten days from the date you begin participation under the Contract without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount of the contributions made under the Contract for your benefit or a refund equal to the unit value credited to you. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply
.
©
2024 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide, used under license.

Table of Contents

3	GLOSSARY

5	KEY INFORMATION

9	OVERVIEW OF THE CONTRACT

10	FEE TABLE

13	SUMMARY

13	ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM

14	ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS

16	THE INVESTMENT OPTIONS

17	UNIT VALUE

17	HOW UNIT VALUE IS DETERMINED

18	CONTRACT CHARGES

18	CHARGES & FEES

20	THE CONTRACTS

20	INTRODUCTION

20	ACCUMULATION PERIOD

29	ANNUITY PERIOD

30	OTHER INFORMATION

33	ADDITIONAL INFORMATION

33	SALE & DISTRIBUTION

33	FEDERAL TAXATION

33	TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS

38	WITHHOLDING

38	CARES ACT IMPACTS

39	ADDITIONAL CONSIDERATIONS

39	TAXES ON PRUDENTIAL

39	LEGAL PROCEEDINGS

40	POLICIES OF THE VCA ACCOUNTS

41	FINANCIAL STATEMENTS

41	OTHER INFORMATION

42	APPENDIX A – PORTFOLIOS AVAILABLE UNDER THE CONTRACT

GLOSSARY
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Many terms used within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (SAI).
Accumulation Account
: An account used to calculate the value of your assets allocated to an Investment Option (see definition below) during the accumulation period. You have a separate accumulation account for each Investment Option.
Accumulation Period
: The period that begins with the Contract Date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.
Code
: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Companion Contract
: A fixed dollar group annuity contract issued by The Prudential Insurance Company of America (Prudential) under which contributions may be made for Participants (see definition below) in the MEDLEY Program.
Contract
: One of the group variable annuity contracts described in this prospectus.
Contract Date
: The date Prudential receives the initial contribution on behalf of a Participant (defined below) and all necessary paperwork is in Good Order (see definition below). Contract anniversaries are measured from the Contract Date.
Contractholder
: The employer, association or trust to which Prudential has issued a Contract.
Contributions
: Payments made under the Contract for the benefit of a Participant (see definition below).
Empower Care Center
: Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO, 80111. The phone number is (855)
756-4738.
Empower’s website is www.empower.com.
Good Order
: Sufficiently clear instruction received by the Empower Care Center (or via the appropriate Empower address, telephone number, fax number or website if the item is a type we accept by those means) or a designated third-party pricing agent (if your plan is not serviced by Empower), on a business day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the business day that Good Order is determined. Instructions received on a day that is not a business day or after the close of a business day will be deemed to have been received on the next business day.
Income Period
: The period that begins when you start receiving income payments under a Contract.
Investment Option(s)
: The Prudential Variable Contract
Account-10
(VCA 10), The Prudential Variable Contract
Account-11
(VCA 11) and The Prudential Variable Contract
Account-24
(VCA 24).
Non-Qualified
Combination Contract
: A group variable annuity contract issued in connection with non-qualified
arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Participant or you
: The person for whose benefit contributions are made under a Contract.
Prudential, we, us, or our
: The Prudential Insurance Company of America.

3

Qualified Combination Contract
: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Separate Account
: Contributions allocated to an Investment Option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11, and VCA 24 are each a separate account.
Tax Deferral
: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.
Unit and Unit Value
: You are credited with units of the MEDLEY Investment Options you select (Units). Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that Investment Option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the Investment Option plus any Contract charges and fees that may apply to you.

4

KEY INFORMATION

Important Information You Should Consider About the Contracts

Fees and Expenses
Charges for Early Withdrawals
Prudential does not
impose
any charges for withdrawals. Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax
dollars. Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

For more information on withdrawals, please refer to the section of this prospectus titled “Contract Charges.”

Transaction Charges
In addition to charges for early withdrawals, you may be charged for other transactions. Currently, there is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Loans under the Contracts involve fees, including an application fee of up to $100 and an annual processing charge of up to $60. Loans also include interest payment and other requirements.

For more information on transaction charges, please refer to the section of this prospectus titled “Contract Charges.”

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the Contract and the options you choose. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.

VCA 10
Annual Fee	Minimum	Maximum
Base Contract*, **	0.20%	0.75%
Investment options (Portfolio fees and expenses)***	0.10%	0.10%
* As a percentage of average account value.
** “Base Contract” consists of the administrative expenses fee (0.75% for Class I, 0.25% for Class II, and 0.20% for Class III) and the annual account charge of up to $30 (0.01%).
*** “Investment options” denotes expenses that are deducted from Fidelity Fund assets, including investment management fees and other expenses.

VCA 11
Annual Fee	Minimum	Maximum
Base Contract*, **	0.20%	0.75%
Investment options	0.33%	0.33%
(Portfolio fees and expenses)***

* As a percentage of average account value.

**
“Base Contract” consists of the administrative expenses fee (0.75% for Class I, 0.25% for Class II, and 0.20% for Class III) and the annual account charge of up to $30 (which rounds to less than 0.01%).

*** “Investment options” denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses. Prudential has entered into a reimbursement arrangement applicable only to VCA 11 to offset any fees and expenses of the Government Money Market Portfolio in excess of 0.25% of average annual net assets.

5

Important Information You Should Consider About the Contracts

VCA 24
Annual Fee	Minimum	Maximum
Base Contract*, **	0.20%	0.75%
Investment options	0.29%	0.83%
(Portfolio fees and expenses)***
* As a percentage of average account value.

** “Base Contract” consists of the administrative expenses fee (0.75% for Class I, 0.25% for Class II, and 0.20% for Class III) and the annual account charge of up to $30 (which rounds to less than 0.01%).

*** “Investment options” denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.

VCA 10 is not customizable, and there are no choices you can make that will affect how much you will pay. To help you understand the cost of investing in the Contract, the following table shows the lowest and highest cost you could pay each year for VCA 10. This estimate assumes that you do not take withdrawals from VCA 10, which could add charges for early withdrawals that substantially increase costs.

Lowest Annual Cost $289	Highest Annual Cost $822
Assumes:	Assumes
• Investment of $100,000	• Investment of $100,000
• 5% annual appreciation	• 5% annual appreciation
• Least expensive combination of Contract Classes and Fidelity Fund fees and expenses	• Most expensive combination of Contract Classes and Fidelity Fund fees and expenses
• No sales charges	• No sales charges
• No additional Contributions, transfers or withdrawals	• No additional Contributions, transfers or withdrawals

VCA 11 is not customizable, and there are no choices you can make that will affect how much you will pay. To help you understand the cost of investing in the Contract, the following table shows the lowest and highest cost you could pay each year for VCA 11. This estimate assumes that you do not take withdrawals from VCA 11, which could add charges for early withdrawals that substantially increase costs.

Lowest Annual Cost $505	Highest Annual Cost $1,028
Assumes:	Assumes
• Investment of $100,000	• Investment of $100,000
• 5% annual appreciation	• 5% annual appreciation
• Least expensive combination of Contract Classes and Portfolio fees and expenses	• Most expensive combination of Contract Classes and Portfolio fees and expenses
• No sales charges	• No sales charges
• No additional Contributions, transfers or withdrawals	• No additional Contributions, transfers or withdrawals

6

Important Information You Should Consider About the Contracts

VCA 24 is customizable because you can select different Series Fund Portfolios, the choices you make affect
how much you will pay. To help you understand the cost of investing in the Contract, the following table shows the lowest and highest cost you could pay each year under VCA 24. This estimate assumes that you do not take withdrawals from VCA 24, which could add charges for early withdrawals that substantially increase costs.

Lowest Annual Cost $468	Highest Annual Cost $1,461
Assumes:	Assumes
• Investment of $100,000	• Investment of $100,000
• 5% annual appreciation	• 5% annual appreciation
• Least expensive combination of Contract Classes and Portfolio fees and expenses	• Most expensive combination of Contract Classes and Portfolio fees and expenses
• No sales charges	• No sales charges
• No additional Contributions, transfers or withdrawals	• No additional Contributions, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the section of this prospectus titled “Fee Table.”

Risks
Risk of Loss
You can lose money by participating in the Contracts.

For more information on the risk of loss, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Not a Short-Term Investment
The Contracts are not short-term investment vehicles and are not an appropriate investment for an investor who needs ready access to cash. The Contracts are designed to provide benefits on a long-term basis. Consequently, you should not use the Contracts as short-term investment or savings vehicles. Because of the long-term nature of the Contracts, you should consider whether investing Contributions in the Contracts is consistent with the purpose for which the investment is being considered.

For more information on the short-term investment risks, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Risks Associated with Investment Options
An investment in any of the Contracts is subject to the risk of poor investment performance and can vary depending on the performance of the investment option(s) available under the Contract (e.g., the Series Fund Portfolios). Each of the Investment Options will have their own unique risks, and you should review the Investment Options before making an investment decision.

For more information on the risks associated with the Investment Options, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Insurance Company Risks
An investment in any of the Contracts is subject to the risks related to Prudential. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contracts. You should look to the financial strength of Prudential for its claims-paying ability. More information about Prudential is available upon request. Such requests can be made at (855)
756-4738.
Information about Prudential’s financial strength ratings can be found under “Investor Relations” at the bottom of the home page at www.prudential.com.

For more information on insurance company risks, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

7

Important Information You Should Consider About the Contracts

Restrictions
Investments	Under most of the Contracts, you can transfer all or some of your Units from one Investment Option to another. There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time.

Although there is no charge for transfers currently, we may impose one at any time upon notice to you.

For more information on investment and transfer restrictions, please refer to the section of this prospectus titled “The Contracts; Transfer Payments.”

Optional Benefits
The Contract does not offer any optional benefits, but it does provide for a death benefit.

For more information on the death benefit, please refer to the section of this prospectus titled “Death Benefits. ”

Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contracts. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information on tax implications, please refer to the section of this prospectus titled “Additional Information.”

Conflicts of Interests
Investment Professional Compensation
Investment professionals may receive compensation for selling the Contracts to investors and may have a financial incentive to offer or recommend the Contracts over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.

For more information on investment professional compensation, please refer to the Statement of Additional Information (SAI).

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange the Contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing Contract.

For more information on exchanges, please refer to the section of this prospectus titled “Additional Information.”

8

OVERVIEW OF THE CONTRACT
Prudential no longer offers the MEDLEY group variable annuity contracts for new sales. New participants may be added under an existing MEDLEY contract, and contributions can be made on behalf of existing participants.
The Prudential MEDLEY Program is comprised of six group variable annuity contracts. Five of the six group variable annuity contracts offer one or more of VCA 10, VCA 11, and VCA 24 as Investment Options and are described in this prospectus. The sixth contract is a fixed dollar contract and does not offer VCA 10, VCA 11, or VCA 24. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred
basis and are intended for retirement savings or other long-term investment purposes.
The Contracts, like all deferred annuity contracts, have two phases—an accumulation period and an annuity phase (which is sometimes referred to as a payout period or an income period). During the accumulation period, since you have purchased the Contracts through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.
The second phase—the income period—occurs when you begin receiving regular payments from the Contract. During this phase (after the Annuity Date), you can make an irrevocable election to have all or a part of your interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The annuity payments you receive may take the following forms, unless the retirement arrangement covering you provides otherwise: (1) life annuity with payments certain; (2) annuity certain; or (3) joint and survivor annuity with payments certain. Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity may be available under the Contracts. Participants should review their Contract for more information.
Each of VCA 10, VCA 11, and VCA 24 are a separate account of Prudential. The value of a Participant’s investment depends upon the performance of the separate account to which your Contributions are made. If VCA 10 is available under your Program, you may invest in the Fidelity Fund. If VCA 11 is available under your Program, you may invest in the Government Money Market Portfolio. If VCA 24 is available under your Program, you may invest in one or more of the Series Fund Portfolios. For more information on these investment options, please refer to the section of this prospectus titled “Investment Options.”
The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b), 408, 408A or 457 of the Code or a
non-qualified
retirement arrangement. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is a “Participant.”
In the event a Participant dies before the income period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units on the day we receive the claim in Good Order, less the annual account fee.
If permitted under federal tax law and the Contract, you may have all or any part of your Units in VCA 10, VCA 11, or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. The purchase of an annuity is irrevocable.
Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after- tax dollars. Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

9

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering
or making withdrawals from each of the Contracts. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.
The first set of tables describes the fees and expenses that you will pay at the time that
you buy each of the Contracts,
surrender
or make withdrawals from the Contracts. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the section titled “Contract Charges.”

VCA 10

Transaction Expenses*	Current	Maximum

Sales Load Imposed on Purchases (as a percentage of contributions made)	None	None

Deferred Sales Load (as a percentage of contributions withdrawn)	None	None

Exchange Fee	None	None

New Loan Application Fee	$100	$100

Annual Loan Processing Charge	$60	$60

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.

VCA 11

Transaction Expenses*	Current	Maximum

Sales Load Imposed on Purchases (as a percentage of contributions made)	None	None

Deferred Sales Load (as a percentage of contributions withdrawn)	None	None

Exchange Fee	None	None

New Loan Application Fee	$100	$100

Annual Loan Processing Charge	$60	$60

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.

VCA 24

Transaction Expenses*	Current	Maximum

Sales Load Imposed on Purchases (as a percentage of contributions made)	None	None

Deferred Sales Load (as a percentage of contributions withdrawn)	None	None

Exchange Fee	None	None

New Loan Application Fee	$100	$100

Annual Loan Processing Charge	$60	$60

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.

10

The next set of tables describes the fees and expenses that you will pay each year
during the time that you participate in any of the Contracts. As applicable, these fees and expenses do not include the Portfolios’ fees and expenses.

VCA 10 – Class I Units

Annual Contract Expenses	Maximum

Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.75%

VCA 10 – Class II Units

Annual Contract Expenses	Maximum

Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.25%

VCA 10 – Class III Units

Annual Contract Expenses	Maximum

Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.20%

VCA 11 – Class I Units

Annual Contract Expenses	Maximum

Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.75%

VCA 11 – Class II Units

Annual Contract Expenses	Maximum

Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.25%

VCA 11 – Class III Units

Annual Contract Expenses	Maximum

Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.20%

VCA 24 – Class I Units

Annual Contract Expenses	Maximum

Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.75%

VCA 24 – Class II Units

Annual Contract Expenses	Maximum

Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.25%

VCA 24 – Class III Units

Annual Contract Expenses	Maximum

Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.20%

11

The next tables show the minimum and maximum total operating expenses charged by the
Fidelity
Fund that you may pay periodically during the time that you own VCA 10 and the minimum and maximum total operating expenses charged by the Series Fund Portfolios that you may pay periodically during the time that you own VCA 11, or VCA 24. The Fidelity Fund is available under VCA 10. The Government Money Market Portfolio is available under VCA 11. A complete list of the Series Fund Portfolios available under VCA 24 may be found at the back of this document. The annual expenses for the Portfolios available under VCA 11, or VCA 24 may also be found at the back of this document.

VCA 10 – Annual Fidelity Fund Expenses	Minimum	Maximum

(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	0.10%

VCA 11 – Annual Series Fund Portfolio Expenses	Minimum	Maximum

(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.33%	0.33%

VCA 24 – Annual Series Fund Portfolio Expenses	Minimum	Maximum

(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.29%	0.83%
Example
The following Examples are intended to help you compare the cost of participating in
the Contracts with the cost of investing in other variable annuity contracts. These costs include transaction expenses and annual Contract expenses. Each example assumes that you invest $100,000 in one of the Contracts for the time periods indicated. Each example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Portfolio expenses, respectively, and annual Contract expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

VCA 10
If you surrender your investment in the Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years

	$901	$2,812	$4,878	$10,810
If you annuitize at the end of the applicable time period:	1 year	3 years	5 years	10 years

	$901	$2,812	$4,878	$10,810
If you do not surrender your investment in the Contract:	1 year	3 years	5 years	10 years

	$901	$2,812	$4,878	$10,810

VCA 11
If you surrender your investment in the Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years

	$1,137	$3,541	$6,130	$13,508
If you annuitize at the end of the applicable time period:	1 year	3 years	5 years	10 years

	$1,137	$3,541	$6,130	$13,508
If you do not surrender your investment in the Contract:	1 year	3 years	5 years	10 years

	$1,137	$3,541	$6,130	$13,508

VCA 24
If you surrender your investment in the Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years

	$1,650	$5,113	$8,809	$19,170
If you annuitize at the end of the applicable time period:	1 year	3 years	5 years	10 years

	$1,650	$5,113	$8,809	$19,170
If you do not surrender your investment in the Contract:	1 year	3 years	5 years	10 years

	$1,650	$5,113	$8,809	$19,170

12

SUMMARY
ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
The MEDLEY Program
The following six group annuity contracts make up the MEDLEY Program:
∎	VCA 10 Contract —which provides for contributions to be invested in the Fidelity Fund.
∎	VCA 11 Contract —which provides for contributions to be invested in the Government Money Market Portfolio.
∎	VCA 24 Contract —which provides for contributions to be invested in one or more of the Series Fund Portfolios other than the Government Money Market Portfolio.
∎	Qualified Combination Contract —is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
∎	Non-Qualified Combination Contract —is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
∎	Companion Contract —is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)
Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder’s selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11, and/or VCA 24. You may also change how the contributions are allocated, by notifying Empower at 8515 East Orchard Road, Greenwood Village, CO 80111. In general, your request may be made by telephone, electronically, or otherwise in paper form to Empower. All permitted telephone transactions may be initiated by calling Empower at (855)
756-4738.
All permitted internet transactions may be made through www.empower.com. Empower may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to Participants as authorized by the Contractholder.
Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11, or VCA 24. The value of the Contract will fluctuate with its investment performance.
Contributions
Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among the Investment Options available to you under the Contract. Checks should be made payable to The Prudential Insurance Company of America.
Charges
The charges, fees, and expenses that you may pay each year depend on the Contract and the options you choose. For more information on tax implications, please refer to the section of this prospectus titled “Contract Charges.” Please also refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected. There are no mortality and expense risk fees under the Contracts.
Withdrawals & Transfers
As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to
Contract-by-Contract
terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.
All permitted telephone transactions may be initiated by calling Empower at (855)
756-4738.
All permitted internet transactions may be made through www.empower.com. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to Participants as authorized by the Contractholder.
All written withdrawal requests and death benefit claims relating to a Participant’s interest in VCA 10, VCA 11, or VCA 24 must be made in one of the following ways:
∎	by mail to Empower, 8515 East Orchard Road, Greenwood Village, Colorado 80111 or
∎	by fax to Empower, Attn: Empower Care Center at (866) 633-5212.

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In order to process a withdrawal request or death benefit claim, it must be submitted to Empower in Good Order.
In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Empower. In that case, withdrawal and transfer procedures may vary.
Transaction requests (including death benefit claims) received directly by Empower in Good Order on a given business day before the established transaction cutoff time (4 PM Eastern Time or such earlier time that the New York Stock Exchange may close) will be effective for that business day.
Note:
Empower does not guarantee access to telephonic, fax, internet or any other electronic information or that it will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can Empower provide any assurances as to the delivery of transaction instructions submitted by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which Empower will accept transaction instructions when telephonic, fax, Internet or any other electronic means are unavailable or delayed. Empower reserves the right to limit, restrict or terminate telephonic, fax, Internet or any other electronic transaction privileges at any time. Empower and/or the Contractholder will notify a Participant of any such limitations or restrictions.
ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875, and has its principal place of business at 751 Broad Street, Newark, New Jersey 07102. Prudential’s financial statements are included in the SAI.
Empower Financial Services, Inc. (“EFSI”) is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. EFSI is registered as a broker-dealer under the Securities Exchange Act of 1934. Its principal place of business is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
On July 21, 2021, Great-West Life & Annuity Insurance Company (“Great-West”) and Prudential Financial, Inc. (“PFI”), Prudential’s parent company, announced a strategic transaction, whereby, Great-West would, among other things, administer and reinsure the MEDLEY Contracts (the “Transaction”). The Transaction closed April 1, 2022. On or about October 1, 2022, Great-West changed its name to Empower Annuity Insurance Company of America.
The Investment Options
Each of VCA 10 and VCA 11, and VCA 24 are a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses. Prudential is obligated to pay all amounts promised to investors under the Contracts. The income, gains, and losses credited to, or charged against, the Investment Options reflect each Separate Account’s own investment experience and not the investment experience of Prudential’s other assets.
For more information about the Investment Options and their investment objectives, please refer to the section of this prospectus titled “Investment Options.”
Each of VCA 10, VCA 11, and VCA 24 are registered with the SEC as unit investment trusts, which is a type of investment company.
If VCA 10 is available under your Program, you may invest in the Fidelity Fund. If VCA 11 is available under your Program, you may invest in the Government Money Market Portfolio. If VCA 24 is available under your Program, you may invest in one or more of the Series Fund Portfolios. Please note that the Government Money Market Portfolio is not available under VCA 24. The Series Fund and VIP are registered with the SEC as an open-end,
diversified management investment companies. Shares of the Series Fund and VIP are sold at their net asset value to separate accounts (including VCA 10, VCA 11, and VCA 24) established by insurers that offer variable life and variable annuity contracts.

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Because shares of the Portfolios are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential monitors events in order to identify any material conflicts.
PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT
The risks identified below are the principal risks of participating in the Contracts. These risks are in addition to the investment risks discussed in the prospectuses for the Portfolios. The Contracts may be subject to additional risks other than those identified and described in this prospectus, the Series Fund prospectus, or the Fidelity Fund prospectus.
Risks Associated with Variable Investment Options
You take all the investment risk for amounts allocated to the Investment Options. If the assets in an Investment Option increase in value, then your Unit Value goes up; if they decrease in value, your Unit Value goes down. How much your Unit Value goes up or down depends on the performance of the Investment Options. We do not guarantee the investment results of the Investment Options. An investment in any Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Investment Options.
Insurance Company Risk
No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contracts. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as
COVID-19),
utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Annuitization
Once you annuitize your interest under a Contract, your decision is irrevocable. The impacts of this decision are:
∎
Your Unit Value is no longer available to you to allocate among Investment Options (to the extent allowed under the Contracts) or make further withdrawals. Instead, you will be paid a stream of annuity payments.

∎	You generally cannot change the payment stream you chose once it has begun.
∎	The Death Benefit terminates upon annuitization.
Possible Adverse Tax Consequences
The tax considerations associated with the Contracts vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Before payments are made under the Contracts for your benefit or taking other action related to the Contracts, you should consult with a qualified tax adviser for complete information and advice.
Not a Short-Term Investment
The Contracts are not short-term investment vehicles and are not an appropriate investment for an investor who needs ready access to cash. The Contracts are designed to provide benefits on a long-term basis. Consequently, you should not use the Contracts as short-term investment or savings vehicles. Because of the long-term nature of the Contracts, you should consider whether investing Contributions in the Contracts is consistent with the purpose for which the investment is being considered.
Risk of Loss
All investments have risks to some degree and it is possible that you could lose money by investing in the Contracts. Investments in the Contracts are not deposits with a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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THE INVESTMENT OPTIONS
The Portfolios
The Investment Option(s) that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Investment Option(s).
There are seven Series Fund Portfolios currently available for investment through VCA 24 under the Contracts. If you are invested in VCA 11, your Unit Value is allocated to the Government Money Market Portfolio, which is available for investment only through VCA 11. If you are invested in VCA 10, your Unit Value is allocated to the Fidelity Fund, which is available for investment only through VCA 10.
Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (
e.g.
, money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser,
(iv) current expenses, and (v) performance.
There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be request at no cost by writing us at Empower, 8515 East Orchard Road, Greenwood Village, CO 80111, or by calling (855)
756-4738.

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UNIT VALUE
HOW UNIT VALUE IS DETERMINED
To keep track of investment results, each Participant is credited with Units in the Investment Option(s) selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that Investment Option. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of the Investment Option plus any Contract charges that may apply. The procedures for computing the net asset value for shares of a Series Fund Portfolio are described in the Series Fund prospectus. The procedures for computing the net asset value for shares of the Fidelity Fund are described in the Fidelity Fund prospectus.

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CONTRACT CHARGES
CHARGES & FEES
Deferred Sales Charge
No deferred sales charge will be imposed upon withdrawal of contributions.
Annual Account Fee
Every year, you may be charged an annual account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The annual account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made. This annual account fee is referred to in the Fee Table as “Administrative Expenses.”
If you withdraw all of your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made-in
which case, the full account fee will be charged.
The total annual account fee with respect to all of a Participant’s accounts will not be greater than $30. The fee will first be made against a Participant’s account under a fixed-dollar Companion Contract or fixed rate option of a Qualified Combination Contract or
Non-Qualified
Combination Contract (each, a Combination Contract). If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the fee, the fee will be made against the Participant’s account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the fee, the fee will then be made against the Participant’s VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the fee, the fee will then be made against any one or more of the Participant’s accounts in VCA 24.
Base Contract Expenses and Portfolio Investment Management Fees
VCA 10, VCA 11, and VCA 24 are each subject to a maximum base contract expenses fee of 0.75% of their average daily net assets. This base contract expenses fee is sometimes referred to in this prospectus or other Contract documents as an “administrative expense fee.” It is separate from and in addition to the annual account fee discussed in the preceding section.
Although VCA 10, VCA 11, and VCA 24 themselves do not pay an investment management fee, the Portfolios, respectively, do as follows:

Fidelity Fund: Effective Investment Management Fees (paid during 2023)
Portfolio	Investment Management Fee
Fidelity VIP Index 500 Portfolio (Initial Class Shares)	0.045%

The Series Fund: Effective Investment Management Fees (paid during 2023)
Portfolio	Investment Management Fee
50/50 Balanced (Class I Shares)	0.55%
Total Return Bond (Class I Shares)	0.40%
Jennison Blend (Class I Shares)	0.45%
Flexible Managed (Class I Shares)	0.59%
Global (Class I Shares)	0.70%
Government Income (Class I Shares)	0.40%
Government Money Market (Class I Shares)	0.30%
Stock Index (Class I Shares)	0.28%

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Other expenses incurred by the Portfolios include printing costs, legal and accounting expenses, and the fees of each of the Portfolio’s custodian and transfer agent. More information about these expenses is included in the Series Fund or Fidelity Fund prospectus, as applicable.
Loan Charges
Loans under the Contract involve fees, including an application fee of up to $100 and an annual processing charge of up to $60. Loans also include interest payment and other requirements. For more information, see Loan Program later in the prospectus.
Modification of Charges
Under certain of the Contracts, Prudential may impose lower account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party.

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THE CONTRACTS
INTRODUCTION
The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually—although not always—have the rights under the Contract described in this prospectus.
You should check the provisions of your employer’s plan or any agreements with your employer to see if there are any limitations on your rights under the Contracts. For individuals who are not associated with a single employer or other organization, Prudential offers a
Non-Qualified
Combination Contract.
ACCUMULATION PERIOD
Contributions
In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.
You decide how contributions made on your behalf will be allocated among the Investment Options available under the Contract. You can change this allocation by simply notifying us at 8515 East Orchard Road, Greenwood Village, CO 80111 - or if some other organization provides the recordkeeping services under the Contract, by contacting them; or by calling Empower at (855)
756-4738,
or
on-line
at www.empower.com.
When a contribution is made, we invest 100% of it in the Investment Option you have chosen. You are credited with a certain number of Units, which are determined by dividing the amount of the contribution by the Unit Value for that Investment Option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your Investment Option. Units will be redeemed as necessary to pay your annual account charge.
The first contribution made on your behalf will be invested within two business days after it has been received by us if we received all the necessary enrollment information in Good Order. If the Contractholder submits an initial contribution for you and the enrollment form is not in Good Order, we will place the contribution into VCA 11 until the paperwork is complete.
In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the Units of VCA 11. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.
Unit Value
Unit Value is determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the base contract expenses fee. The gross change factor for VCA 10, VCA 11, and VCA 24 is determined by dividing the current day’s net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets.
Withdrawal of Contributions
Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Code, contributions made from a Participant’s own salary (before taxes) cannot be withdrawn unless the Participant is at least 59
1
/
2
years old, no longer works for his or her employer, becomes disabled or dies. (Contributions may sometimes be withdrawn in the case of hardship or in the event of qualified birth or adoption or a federally declared disaster, but you need to check your particular retirement arrangements.) Effective for plan years after December 31, 2023, hardship distributions are no longer limited to salary reduction contributions under the Code. Effective for distributions made after December 31, 2023, emergency personal expense distributions or eligible distributions to a domestic abuse victim may also be permitted under the arrangement. Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax
dollars.

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Retirement arrangements that are not covered by Sections 401(a) or 403(b) of the Code are subject to different limitations. For example, Section governmental 457(b) Plans usually allow withdrawals only when the Participant reaches 59 1/2 years of age, no longer works for his or her employer or for unforeseeable emergencies.
Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.
Minimum Withdrawals.
Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.
Payment of Redemption Proceeds.
In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances-for
example, when the New York Stock Exchange is closed or trading is restricted.
Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.
Plan Expenses.
Under certain Contracts, withdrawals may be made to pay expenses of the plan.
Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.
Spousal Consent Rules for Retirement Plans—Qualified Contracts
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities.
If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half
of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement
survivor annuity” (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Depending on the design of your plan, less stringent spousal consent rules may apply.
IRAs,
non-ERISA
403(b) Annuities, and 457 Plans.
Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

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Systematic Withdrawal Plan
If you are at least 59
1
/
2
years old, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.
Plan Enrollment.
To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your Investment Option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or an equivalent electronic means) which we will provide to you on request.
Termination of Plan Participation.
You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.
Order of Withdrawals.
When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:
∎	First, VCA 11 Units in the Government Money Market Portfolio,
∎	Next, VCA 10 Units in the Fidelity Fund,
∎	Next, VCA 24 Units in the Jennison Blend Portfolio of the Series Fund,
∎	Next, VCA 24 Units in the Total Return Bond Portfolio of the Series Fund,
∎	Next, VCA 24 Units in the 50/50 Balanced Portfolio of the Series Fund,
∎	Next, VCA 24 Units in the Flexible Managed Portfolio of the Series Fund,
∎	Next, VCA 24 Units in the Stock Index Portfolio of the Series Fund,
∎	Next, VCA 24 Units in the Government Income Portfolio of the Series Fund, and
∎	Next, VCA 24 Units in the Global Portfolio of the Series Fund.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to the Contract documents if this applies to you.
Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State. A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Standard or Optional	Annual Fees		Restrictions /Limitations
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than the Contract Value.	Standard	$0	$0	None

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Death Benefits
In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units on the day we receive the claim in Good Order, less the annual account fee.
Payment Methods
. You can elect to have the death benefit paid to your beneficiary: (1) in one lump sum by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner, (2) as systematic withdrawals to completely distribute the death benefit amount by December 31st of the 10th anniversary of the participant’s death, (3) as an annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (EDB)), or (4) a combination of the preceding three options, subject to the required minimum distribution rules of Section 401(a)(9) of the Code described below. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. A minor child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
If you do not make an election, your beneficiary may choose from these same three options (or a combination of the three) within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a lump sum cash payment equal to the aggregate value of the Participant’s Units less the annual account fee.
Required Minimum Death Benefit.
Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum
cash payment by redeeming all of your Units in one or more of the Investment Options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.
ERISA.
Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement
survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.
Annuity Option.
Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.
Systematic Withdrawal Option.
If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.
Until Pay—Out.
Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.
Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other

23

purpose—just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (36 months for New York State, 24 months for all other states) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units—less the annual account charge—as of the date of cancellation.
We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days’ notice to the Contractholder. (Some Contracts require 90 days’ advance notice.)
Transfer Payments
Under most of the Contracts, you can transfer all or some of your Units from one Investment Option to another. In general, your request may be made by telephone, electronically, or otherwise in paper form to Empower. All permitted telephone transactions may be initiated by calling Empower at (855)
756-4738.
All permitted internet transactions may be made through www.empower.com. Empower may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.
Processing Transfer Requests.
On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the Investment Option you have selected. The value of the Units redeemed and of the Units in the new Investment Option will be determined by dividing the amount transferred by the Unit Value for that day for the respective Investment Option.
Different procedures may apply if recordkeeping services for the Contract are performed by an organization other than Prudential. Please see the SAI for more information about non-Prudential
recordkeepers.
Alternate Funding Agency.
Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the Investment Options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified
annuity arrangements,
tax-deferred
annuities subject to Section 403(b) of the Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder’s request. A Participant may then choose to keep his or her Units in the MEDLEY Investment Options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY Investment Options.
If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Code, Prudential has the right to transfer Participants’ Units from VCA 10, VCA 11, and VCA 24 to an alternate funding agency.
Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.empower.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided the Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
For your protection and to prevent unauthorized transfers, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.

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During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.
Prudential Mutual Funds
Transfers.
Prudential may permit Participants to transfer some or all of their MEDLEY Units for shares of certain mutual funds managed by PGIM Investments without imposing any sales charges. In addition, Prudential may allow Participants to transfer some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these transfers or subsequent withdrawals. Before deciding to make any transfers, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features-such as a minimum death benefit-as
the MEDLEY Contracts.
Offer Period.
Prudential will determine the time periods during which these transfer rights will be offered. In no event will these transfer rights be offered for a period of less than 60 days. Any transfer offer may be terminated, and the terms of any offer may change.
Annual Account Fee.
If a Participant transfers all of his or her MEDLEY Units for shares in Prudential mutual funds, the annual account fee payable under the Contract for that year may be deducted from the Participant’s mutual fund account.
Taxes.
Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Code elects to transfer amounts in the Participant’s current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, transfers from a MEDLEY account to a PGIM Investments mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, transfers from a PGIM Investments mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.
Non-Qualified
Contracts.
For tax reasons, Prudential does not intend to permit transfers from a MEDLEY Contract to a PGIM Investments mutual fund for Participants under a
Non-Qualified
Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.
Loan Program
The loans described in this section are generally available to Participants in 401(a) and 403(b) Programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the Loan Program comply with all Contract qualification requirements including the ERISA regulations.
The loans described in this section (which involve the variable Investment Options) work as follows:
A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this Loan Program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the account balance used for security on the loan. The term “Participant” for purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan, including a Participant whose employment with a Plan Sponsor has ended.
Non-Automated
Loans (Loans Requested Via Paper
Form)-A
Participant may apply for a loan by submitting a duly completed loan application (Application) to Prudential that has been signed by the Participant and Prudential must approve the loan.

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If permitted under the Contract, Automated Loans (Loans Requested Via Telephone or
Internet)-An
active Participant may apply for a loan by submitting an Application, in a form prescribed by Empower, on behalf of Prudential and consistent with the terms of this Loan Program, to Empower by authorized electronic means. The date and time of receipt will be appropriately recorded. In general, your request may be made by telephone, electronically, or otherwise in paper form to Empower. All permitted telephone transactions may be initiated by calling Empower at (855)
756-4738.
All permitted internet transactions may be made through www.empower.com. Empower may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
An Application fee of up to $100 for The MEDLEY Program will be charged to participants for each new loan and it is not refundable. In addition, there is an annual processing charge of up to $60 for The MEDLEY Program that will be deducted from a participant’s account.
Availability of Participant Loans.
If permitted under the terms of the Contract, Participant loans must be made available to Participants in a reasonably equivalent manner. Prudential may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.
Reasonable Rate of Interest.
A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Contract will prescribe a means of establishing a reasonable interest rate, which has been determined to approximate a commercially reasonable rate for the Participant loans. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. These rights will only apply to a loan issued after the change(s) takes effect.
Adequate Security.
All Participant loans must be adequately secured. The Participant’s vested account balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested account balance, determined immediately after the origination of each loan.
Periodic Repayment.
A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan generally must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the plan. If permitted by the Contract, Loan repayments may be made by a deduction from each payroll following issuance of the loan. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. The Employer intends to remit repayments by payroll deduction substantially on the 45th calendar day from the loan issuance date. Should loan repayments not be possible from payroll, payments will be due directly from the participant by check or similar payment method. Should a participant not be expected to be able to use payroll repayment or to return promptly to payroll payment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due but less than the total outstanding balance must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off
of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence.
A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the
12-month
period, if earlier), the Participant’s outstanding

26

loan will be
re-amortized
over the remaining period of such loan to make up for the missed payments. The re-amortized
loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military leave.
A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code §414(u)(4). Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations.
A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:
∎
$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year
period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made), or

∎
One-half
(
1
/
2
) of the Participant’s vested account balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.

The minimum loan amount is as specified in the Contract, or if not specified, $1,000 as determined by Prudential and permitted under 29 CFR
§2550.408b-1(b)(2).
For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to Treas. Reg.
§1.72(p)-1,
unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
An “outstanding loan” constitutes the unpaid loan balance, including accrued interest, at a given point in time.
A “deemed distribution” occurs when the Participant fails to make a scheduled payment on the loan. Note: The plan administrator may allow a cure period and a deemed distribution will not occur until the last day of the cure period. The cure period may not continue beyond the last day of the calendar quarter following the calendar quarter in which the required loan payment was due.
This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this Section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to Participant’s, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution.
A Participant may not renegotiate a loan.
Segregated Investment.
A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution. Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, Loan repayments will be invested according to the participant’s investment allocation for current contributions unless otherwise elected by the participant.

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Procedures for Loan Default.
If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:
∎	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);
∎	Death of the participant;
∎	Failure to pay on time any other or future debts to the plan;
∎	Any statement or representation by the participant in connection with the loan which is false or incomplete in any material respect; and
∎	Failure of the participant to comply with any of the terms of this Note and other Loan Documentation;
A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the grace period or no later than calendar quarter following the calendar quarter in which the missed payment was due.
If a Participant defaults on a Participant loan, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. The plan may not offset the Participant’s account balance until the Participant is otherwise entitled to an immediate distribution of the portion of the account balance that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.
Pending the offset of a Participant’s account balance following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001:
∎	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.
∎
A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan Repayments may continue beyond termination of employment, if allowed under the terms of your plan. However, if permitted under the terms of the plan, a loan will also default when the Participant who has terminated employment, and continued the loan, first takes a partial or total distribution of the Account Value.
A participant may not request a direct rollover of the loan note.
If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.
Modified Procedures.
Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper. More information about third party recordkeepers is set forth in the SAI.

28

ANNUITY PERIOD
Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and the Contract, you may have all or any part of your Units in VCA 10, VCA 11, or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. The purchase of an annuity is irrevocable.
The Retirement Equity Act of 1984 requires that a married Participant eligible for benefits under a defined benefit plan or money purchase plan must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. This federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement
survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA.
Withdrawals from VCA 10, VCA 11, and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential’s general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential’s general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act nor is the general account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. Annuity obligations are subject to the financial strength and claims-paying ability of Prudential.
Available Forms of Annuity
Option 1—Life annuity with payments certain.
If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made-60,
120, 180 or 240
months-so
that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.
Option 2—Annuity certain.
If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.
Option 3—Joint and survivor annuity with payments certain.
If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime.
When you purchase this type of annuity you will be asked to:
∎	specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain), and
∎	set the percentage of the monthly payment—for example, 33%, 66% or even 100%—you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.
If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.
Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity may be available under the Contracts. Participants should review their Contract for more information.

29

Purchasing the Annuity
Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in Good Order and you will receive your first annuity payment within one month after that.
If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder-less any applicable taxes on annuity considerations—will be applied to the appropriate annuity purchase rate set forth in the Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in the Contract.) The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.
Schedule of Variable Annuity Purchase Rates.
The annuity rate tables contained in the Contract show how much a monthly amount of annuity will be, based on a given purchase amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.
Deductions for Taxes on Annuity Considerations.
Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.
OTHER INFORMATION
Assignment
The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.
Changes in the Contracts
We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in,
first-out
basis.
Some Contracts also provide that after they have been in effect for five years, Prudential may change:
∎	the deduction from VCA 10, VCA 11, or VCA 24 assets for administrative expenses,
∎	the minimum contribution amount, and
∎	the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).
These changes would apply to all of your contributions, regardless of when they were made.
Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential-however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.
If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.

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We reserve the right to operate each of VCA 10, VCA 11, and VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Portfolios that you hold under a Contract. For any substitution, we would follow applicable law and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Voting Rights
All of the assets held in the Investment Options are invested in shares of the corresponding Portfolios. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the Portfolios. However, as required by law, Prudential votes the shares of a Portfolio at any regular or special shareholders meeting in accordance with voting instructions received from Contractholders and Participants having voting rights in corresponding Investment Option. Under most Section 403(b) plans, Participants have voting rights in the Investment Options. Under some qualified plans, the Contractholder will have the voting rights.
A Portfolio may not hold annual shareholders meetings when not required to do so under the laws of the state of its organization or the Investment Company Act of 1940. Portfolio shares for which no timely instructions from Participants or Contractholders are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a Portfolio held within an Investment Option are legally owned by us, we intend to vote all of such shares when a Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of persons who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of a Portfolio in its own right, it may elect to do so.
Generally, Participants and Contractholders having voting rights in an Investment Option may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Portfolio. With respect to approval of the investment advisory agreement or any change in a Portfolio’s fundamental investment policy, Participants and Contractholders having voting rights will vote separately on the matter, as required by applicable securities laws.
The number of Portfolio shares for which a Participant or Contractholder having voting rights may give instructions is determined by dividing the portion of the value of the accumulation account derived from participation in the Investment Option, by the value of one share of the Portfolio. The number of votes for which a Participant or Contractholder may give us instructions is determined as of the record date chosen by the Board of the Portfolio. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification
or investment objectives of a Portfolio, or to approve or disapprove an investment advisory contract for a Portfolio. If we do disregard voting instructions, we will advise you of that action and our reasons for such action.
Reports
At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11, and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these Investment Options. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.

31

Free Look Period
If permissible under your plan and under applicable state law, you may cancel your interest in a Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten days from the date you begin participation under a Contract, but may be longer, depending on applicable state law. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you or to the Empower Care Center, using the contract information provided in the Glossary of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Unit Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of payments made under a Contract for the benefit of a Participant, we will return the greater of the Unit Value, as described above, or the amount of the Contributions made under the Contract for your benefit, less applicable federal and state income tax withholding.

32

ADDITIONAL INFORMATION
SALE & DISTRIBUTION
Effective May 1, 2023, Empower Financial Services, Inc (“EFSI”) acts as the distributor and principal underwriter of the contracts. EFSI is a corporation organized under Delaware law in 1984. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your Contributions. From time to time, Prudential Financial or its affiliates may offer and pay non-cash
compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash
(and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash
compensation in connection with sales of the Contract does not result directly in any additional charge to you.
Prior to May 1, 2023, Prudential Investment Management Services LLC (“PIMS”), acted as the distributor and principal underwriter of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
During 2023, 2022, and 2021, $139,300, $533,958, and $668,893, respectively, was paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions. During 2023, $306,533 was paid to EFSI for its services as principal underwriter.
FEDERAL TAXATION
The following discussion is general in nature and describes only federal income tax law. We generally do not describe state or other tax laws. It is based on current law and interpretations, which may change.
TAX-QUALIFIED
RETIREMENT ARRANGEMENTS USING THE CONTRACTS
The Contracts may be used with qualified pension and profit-sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.
The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt
organization (called Section 457 plans after the Code section that governs their structure).
Tax-exempt
organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” below, which may be applicable in certain circumstances.
Contributions
In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Visit www.irs.gov for the current year contribution limits. Contributions to a Roth 403(b) or Roth 457 account, if offered by your employer, or contributions to a Roth IRA are not deductible.
Late Rollover Self-Certification
. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the
60-day
deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the
60-day
deadline.

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Rollover of Defaulted Loans
. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. For defaults related to termination of employment, you have until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the Investment Option until you receive a distribution or withdrawal of such earnings.
Distribution or Withdrawal
When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special
10-year
income averaging rule, which may be available to individuals born prior to January 1, 1936. Qualified distributions from a Roth 403(b) account, Roth 457 account or Roth IRA are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account, Roth 457 account or Roth IRA are never subject to federal income tax.
Furthermore, premature distributions or withdrawals may be restricted or subject to a 10 percent additional tax for early distribution. The restrictions are discussed in the “Taxes on Withdrawals and Surrender” section below. Participants contemplating a withdrawal should consult a qualified tax adviser.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA.A one-time
election of up to $50,000 for qualified charitable distributions to certain split-interest entities is also permitted. These amounts will be indexed for inflation for taxable years beginning after 2023. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 72. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the exclusion for qualified charitable distributions may be reduced (but not below zero) by an amount equal to the excess of: (1) your IRA deductions for all tax years on or after the date you attain age 70 1/2; over (2) all reductions to the exclusion based on post-70
1/2 IRA deductions for all tax years before the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form
1099-R.
Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 72 or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain 72 after such date). or (2) you retire. The following exceptions apply:
∎
For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.

∎
For IRAs or if you are a 5% owner of the Contractholder as defined under the Code, distributions must begin by April 1 of the calendar year following the year you attain age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain 72 after such date). Roth IRAs are not subject to required minimum distribution rules during the owner’s lifetime.

∎
Effective for taxable years beginning after December 31, 2023, designated Roth accounts in a 403(b) are not subject to the pre-death
required minimum distribution rules. Distributions required with respect to years beginning before January 1, 2024 are still required, but are permitted to be paid on or after such date.

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Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS regulations.
Distributions to beneficiaries are also subject to required minimum distribution rules. If you or your beneficiary does not meet the required minimum distribution requirements, an excise tax applies.
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner or beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owners or beneficiaries who die after 2019. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
Deaths before your required beginning date
. If you die before your required beginning date, and have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an EDB or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin with g over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
Death on or after your required beginning date
. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
Annuity Payments.
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
Other Rules.
The new post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or QLAC)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the
5-year
rule or the
at-least-as-rapidly
rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

35

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as
rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this
10-year
rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
Spousal continuation
. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain 72 after such date). by transferring the remaining interest tax-free
to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations. Effective January 1, 2024, a surviving spouse is able to elect to treat a qualified retirement plan account if the Participant in the retirement plan died after his/her required beginning date.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations published. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a qualified annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable
method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
In addition, in order to comply with the regulations, we will only process certain transactions (e.g., withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

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Non-qualified
Arrangements Using the Contracts
Taxes Payable by Participants.
Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your Investment Options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
Taxes on Withdrawals and Surrender.
Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of the Contract (without a reduction for any withdrawal charge) exceeds your premium payments.
If you take a loan against the Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.
If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.
Taxes on Annuity Payments.
A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free)
and the denominator of which is the total expected payments under the Contract.
After the full amount of the purchase payments have been recovered tax-free,
the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.
Additional Tax on Early Withdrawals and Annuity Payments.
Any taxable amount received under the Contract may be subject to a 10 percent additional tax for early distribution. Amounts are not subject to this penalty tax if:
∎	the amount is paid on or after you attain age 59 1/2 or die;
∎	the amount received is attributable to your becoming disabled, as defined under federal tax law;
∎	the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;
∎	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase); or
∎	the withdrawal is a qualified birth or adoption distribution.
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five-year period beginning with the first payment and ending after age 59 1/2, if later), the tax for the year of modification will be increased by the 10 percent additional tax for early distribution that would have been imposed without the exception, plus interest for the deferral.
Taxes Payable by Beneficiaries
. Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution requirements apply upon death of a Participant as discussed further below.
Required Distributions Upon Death of Participant
. Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.
∎
If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

37

∎
If the Participant dies before the annuity date, the entire interest in the Contract must be distributed by December 31 of the year including the five year anniversary of the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin by December 31 of the year following the year of the death of the Participant, the value of the Contract may be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

∎	If any portion of the Contract is payable to (or for the benefit of) as Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as owner.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Entity Owners
Where a Contract is held by a
non-natural
person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.
WITHHOLDING
Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from certain payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.
In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; (5) qualified birth or adoption distributions; and, effective for distributions made after December 31, 2023, (6) emergency personal expense distributions; or (7) eligible distributions to a domestic abuse victim.
Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions:
Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee
transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.

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DEATH BENEFITS
In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings
2018-17
and
2020-24
provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report for the applicable owner or beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse
Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
TAXES ON PRUDENTIAL
We will pay company income taxes on the taxable corporate earnings created by this Contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
LEGAL PROCEEDINGS
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.

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Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Contracts; the ability of EFSI to perform its contract with the Contracts; or Prudential’s ability to meet its obligations under the Contracts.
POLICIES OF THE VCA ACCOUNTS
Frequent Trading Policy of VCA 10, VCA 11, and VCA 24
The practice of making frequent transfers among variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable Investment Option within a rolling
30-day
period. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.
In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
∎
Warning.
Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

∎
Restriction
. A second incidence of activity meeting the market timing criteria within a six-month
period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or fax for all Investment Options available to the Participant. In such case, the Participant will be required to provide written direction via standard
(non-overnight)
U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six-month
period immediately following the initial restriction.

∎
Action by an Underlying Fund
. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract

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would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short-term trading fee in connection with a transfer out of the variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable Investment Option. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third-party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
FINANCIAL STATEMENTS
The statutory financial statements of Prudential and VCA 10, VCA 11, and VCA 24 as of December 31, 2023 and for each of the three years in the period ended December 31, 2023 are included in the SAI.
OTHER INFORMATION
Registration statements under the Securities Act have been filed with the SEC with respect to the Contracts. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.
A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Empower at (855)
756-4738
or by visiting www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets.

41

APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of the
Portfolios
currently available for investment through the Contracts. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be requested at no cost by writing us at Empower, 8515 East Orchard Road, Greenwood Village, CO 80111, or by calling (855)
756-4738.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that the Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Portfolios currently available for investment through the VCA 10 Contract:

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Initial Class)	Average Annual Total Returns (as of 12/31/2023) (Initial Class)
			1 year	5 year	10 year

Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 ® Index.	Fidelity VIP Index 500 Portfolio • Adviser: Fidelity Management & Research Company LLC • Subadviser: Geode Capital Management, LLC	0.10%	26.19%	15.56%	11.92%
Portfolios currently available for investment through the
VCA
11 Contract:

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Class I)	Average Annual Total Returns (as of 12/31/2023) (Class I)
			1 year	5 year	10 year

Maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	PSF PGIM Government Money Market Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Fixed Income	0.33%	4.87%	1.69%	1.06%
Portfolios currently available for investment through the VCA 24 Contract:

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Class I)	Average Annual Total Returns (as of 12/31/2023) (Class I)
			1 year	5 year	10 year

To seek total investment return consistent with a conservatively managed diversified portfolio.	PSF PGIM 50/50 Balanced Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC; PGIM Fixed Income; PGIM Limited.	0.57%	15.45%	8.07%	6.59%

A high level of income over a longer term while providing reasonable safety of capital.	PSF PGIM Total Return Bond Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Fixed Income; PGIM Limited.	0.43%	7.27%	1.75%	2.77%

Long-term growth of capital.	PSF PGIM Jennison Blend Portfolio • Adviser: PGIM Investments LLC • Subadviser: Jennison Associates LLC	0.46%	32.52%	14.71%	10.52%

Total return consistent with an aggressively managed diversified portfolio.	PSF PGIM Flexible Managed Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC; PGIM Fixed Income; PGIM Limited.	0.62%	17.93%	9.17%	7.60%

Long-term growth of capital.	PSF Global Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC; William Blair Investment Management, LLC; LSV Asset Management; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.	0.83%	19.59%	11.64%	8.28%

A high level of income over the long term consistent with the preservation of capital.	PSF PGIM Government Income Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Fixed Income	0.52%	5.10%	0.13%	1.27%

To achieve investment results that generally correspond to the performance of publicly-traded common stocks.	PSF Stock Index Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC	0.29%	25.92%	15.34%	11.73%

42

For More Information
This prospectus describes the MEDLEY group variable annuity contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified
arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract
Account-10
(VCA 10), The Prudential Variable Contract
Account-11
(VCA 11) and The Prudential Variable Contract
Account-24
(VCA 24), each of which are explained in this prospectus.
The Fidelity VIP Index 500 Portfolio, a series of Variable Insurance Products Fund II, is currently available through VCA 10. The PSF PGIM Government Money Market Portfolio of The Prudential Series Fund (Series Fund, and the series thereof, Series Fund Portfolios) is currently available through VCA 11. The following Series Fund Portfolios are currently available through VCA 24: PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Total Return Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Flexible Managed Portfolio, PSF Global Portfolio, PSF PGIM Government Income Portfolio, and PSF Stock Index Portfolio. This prospectus sets forth information that a prospective investor should consider before investing in the Contracts.
We have filed with the Securities and Exchange Commission (the SEC) a Statement of Additional Information (SAI) that includes additional information about the Contracts, Prudential, and VCA 10, VCA 11, and VCA 24. The SAI is incorporated by reference into this prospectus. You may obtain a copy of the SAI, at no charge, upon request by calling (855)
756-4738,
or by writing to Empower, c/o Empower, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
We file periodic reports and other information about the Contracts and VCA 10, VCA 11, and VCA 24 as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC EDGAR contract identifiers:
The Prudential Variable Contract
Account-10
(000027672)
The Prudential Variable Contract
Account-11
(000027673)
The Prudential Variable Contract
Account-24
(000027896)

43

The Prudential Insurance Company of America (Prudential) offers the MEDLEY group variable annuity contracts issued through the MEDLEY Program for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408, 408A, or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in (1) The Prudential Variable Contract Account-10 (VCA 10), a unit investment trust invested in shares of the Fidelity VIP Index 500 Portfolio (the Fidelity Fund), a series of Variable Insurance Products Fund II (VIP), (2) The Prudential Variable Contract Account-11 (VCA 11), a unit investment trust invested in the PSF PGIM Government Money Market Portfolio of the Prudential Series Fund (the Series Fund, and the Series thereof, the Series Fund Portfolios), or (3) in one or more of the subaccounts (the Subaccounts) of The Prudential Variable Contract Account-24 (VCA 24, and together with VCA 10 and VCA 11, the VCA Accounts). Each Subaccount is invested in a corresponding Series Fund Portfolio. The Series Fund Portfolios and the Fidelity Fund are sometimes referred to herein as the “Portfolios.”

This Statement of Additional Information is not a prospectus. It includes additional information that you should consider before investing in any of the group variable annuity contracts issued through the VCA Accounts. You may obtain a copy of the prospectus, dated May 1, 2024 (the Prospectus), at no charge by request to Empower by calling (855) 756-4738, or by writing to The Prudential Insurance Company of America, c/o Empower, 8515 East Orchard Road, Greenwood Village, Colorado 80111. Capitalized or defined terms used in the Prospectus are also incorporated into this Statement of Additional Information.

Table of Contents

3	GENERAL INFORMATION ABOUT PRUDENTIAL AND THE MEDLEY PROGRAM

3	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

3	THE MEDLEY PROGRAM

4	ADMINISTRATION

5	OTHER SERVICE PROVIDERS

6	NON-PRINCIPAL RISKS OF INVESTING IN THE MEDLEY PROGRAM

7	SALE OF GROUP VARIABLE ANNUITY CONTRACTS

7	INFORMATION ABOUT CONTRACT SALES

8	FINANCIAL STATEMENTS

8	FINANCIAL STATEMENTS OF THE VCA ACCOUNTS AND FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

GENERAL INFORMATION ABOUT PRUDENTIAL AND THE MEDLEY PROGRAM

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Prudential is a wholly-owned subsidiary of Prudential Financial, a New Jersey insurance holding company.

Prudential has developed long-term savings and retirement products, which are distributed through Empower Financial Services, Inc.

Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

On July 21, 2021, Great-West Life & Annuity Insurance Company (“Great-West”) and Prudential Financial, Inc. (“PFI”), Prudential’s parent company, announced a strategic transaction, whereby, Great-West would, among other things, administer and reinsure the MEDLEY Contracts (the “Transaction”). The Transaction closed April 1, 2022. On or about October 1, 2022, Great-West changed its name to Empower Annuity Insurance Company of America.

THE MEDLEY PROGRAM

The MEDLEY group variable annuity contracts (the Contracts) are offered for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in VCA 10, VCA 11, and VCA 24. Each of VCA 10, VCA 11, and VCA 24 are registered with the SEC as unit investment trusts, which is a type of investment company.

VCA 10 and VCA 11 were established by Prudential on January 12, 1982, under New Jersey Insurance Law as separate investment accounts. VCA 24 was established by Prudential on November 10, 1986, under New Jersey Insurance Law as a separate investment account. Each of VCA 10, VCA 11, and VCA 24 meets the definition of a “separate account” under federal securities laws.

3

ADMINISTRATION

The assets of VCA 10 are invested in shares of the Fidelity VIP Index 500 Portfolio, a series of VIP. The assets of VCA 11 are invested in the Government Money Market Portfolio of the Series Fund. Each Subaccount of VCA 24 are invested in a corresponding Series Fund Portfolio. The prospectus and statement of additional information of the Series Fund describe the investment management and administration of the Series Fund and the Series Fund Portfolios. The prospectus and statement of additional information of VIP describe the investment management and administration of the Fidelity VIP Index 500 Portfolio.

Empower is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11, and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Empower include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant’s Accumulation Account. The following table identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential from each of VCA 10, VCA 11, and VCA 24.

Annual Account Charges

	2023	2022	2021

VCA 10	$17,828	$19,509	$19,205

VCA 11	$7,563	$10,551	$11,134

VCA 24	$80,400	$66,105	$68,744

VCA 10, VCA 11, and each Subaccount of VCA 24 are each subject to a maximum daily charge that is equal to an effective annual rate of 0.75% of the net value of its assets. All of this charge is for administrative expenses not covered by the annual account charge. The following table identifies, for the three most recent fiscal years, the daily charges received by Prudential.

Daily Charges

	2023	2022	2021

VCA 10	$0	$0	$0

VCA 11	$94,413	$97,245	$101,965

VCA 24	$3,409,853	$3,547,682	$4,163,462

A deferred sales charge is also imposed on certain withdrawals from the VCA Accounts and Subaccounts. The following table identifies, for the three most recent fiscal years, the deferred sales charges imposed on withdrawals from each of VCA 10, VCA 11, and VCA 24.

Deferred Sales Charges

	2023	2022	2021

VCA 10	None	None	None

VCA 11	None	None	None

VCA 24	None	None	None

4

OTHER SERVICE PROVIDERS

With respect to certain defined contribution plans investing in MEDLEY, Teachers Insurance and Annuity Association of America (TIAA) serves as plan recordkeeper, pursuant to a services agreement with Prudential. Under that agreement, TIAA among other things serves as Prudential’s agent with respect to the pricing of participant transactions in the MEDLEY Separate Accounts. Specifically, a participant transaction received in Good Order by TIAA prior to the close of the NYSE on a given business day will be treated as having been received by Prudential on that business day (and thus will be priced that business day). If TIAA provides services to your plan, further information with respect to TIAA’s procedures can be obtained by contacting TIAA directly. For MEDLEY, TIAA was compensated $434,459.45 for calendar year 2023.

With respect to certain defined contribution plans investing in MEDLEY, Fidelity Investments Institutional Operations Company, Inc., located at 245 Summer Street, Boston, MA 02210, and Fidelity Brokerage Services LLC, located at 900 Salem Street, Smithfield, RI 02917 (collectively, “Fidelity”), serves as agent of Prudential for purposes of accepting orders and also performs certain other services as agent of Prudential with respect to certain retirement plans investing in MEDLEY. For MEDLEY, Fidelity was compensated $0 for calendar year 2023.

Empower Annuity Insurance Company (“Empower”), formerly Prudential Retirement Insurance and Annuity Company, and The Prudential Insurance Company of America entered into an administrative services agreement as part of a reinsurance arrangement to provide certain record keeping and compliance services for MEDLEY. Empower is indirectly compensated for its record keeping services through the terms of the reinsurance treaty. Empower is a Connecticut domiciled insurance company with its principal place of business at 280 Trumbull Street, Hartford, CT 06103.

5

NON-PRINCIPAL RISKS OF INVESTING IN THE MEDLEY PROGRAM

CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each of VCA 10, VCA 11, and VCA 24 (the VCA Accounts) are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches, whether deliberate or unintentional, arising from the VCA Accounts’ third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the VCA Accounts invest, may cause significant disruptions in the business operations of the VCA Accounts. Potential impacts may include, but are not limited to, potential financial losses for each of the VCA Accounts and the issuers’ securities, the inability of shareholders to conduct transactions with the VCA Accounts, an inability of the VCA Accounts to calculate unit values, and disclosures of personal or confidential shareholder information.

In addition to direct impacts on Participants, cyber security failures by the VCA Accounts and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the VCA Accounts, and reputational damage. The VCA Accounts may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The VCA Accounts may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the VCA Accounts and their service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the VCA Accounts cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which the VCA Accounts invest.

FOREIGN MARKET DISRUPTION AND GEOPOLITICAL RISKS. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent global outbreak of the COVID-19 or the 2014-2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.

6

SALE OF GROUP VARIABLE ANNUITY CONTRACTS

INFORMATION ABOUT CONTRACT SALES

Prudential offers each MEDLEY group variable annuity contract described in the Prospectus (each, a Contract and collectively, the Contracts) on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.

The table below sets forth, for the three most recent fiscal years for each of the VCA Accounts, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.

Sales Charges Received and Amounts Credited

	2023	2022	2021

VCA 10

Sales Charges Received by Prudential	—	—	—

Amounts Credited by Prudential to Other Broker-Dealers	$68,378	$82,194	$104,677

VCA 11

Sales Charges Received by Prudential	—	—	—

Amounts Credited by Prudential to Other Broker-Dealers	$4,629	$8,811	$11,270

VCA 24

Sales Charges Received by Prudential	—	—	—

Amounts Credited by Prudential to Other Broker-Dealers	$372,826	$442,953	$552,947

7

FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF THE VCA ACCOUNTS AND FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The statutory financial statements for Prudential included herein should be distinguished from the financial statements for each of the VCA Accounts, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of VCA 10, VCA 11, and VCA 24.

The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023 and the financial statements of VCA 10, and each of the Subaccounts of VCA 11, and VCA 24 as of the dates presented and for each of the periods indicated therein included in this SAI have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.

8

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

STATEMENT OF NET ASSETS

December 31, 2023

ASSETS
Investment in Fidelity VIP Index 500 Portfolio (Initial Class), at fair value	$169,556,181
Receivable from (Payable to) The Prudential Insurance Company of America	(85,503)

Net Assets	$169,470,678

NET ASSETS, representing:
Accumulation units	$169,470,678

$169,470,678

Units outstanding	4,996,825

Portfolio shares held	367,172
Portfolio net asset value per share	$461.79
Investment in portfolio shares, at cost	$136,524,608

STATEMENT OF OPERATIONS
For the period ended December 31, 2023 (1)

INVESTMENT INCOME
Dividend income	$2,311,898

EXPENSES
Charges to contractholders for administration	1,105,600

NET INVESTMENT INCOME (LOSS)	1,206,298

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,456,671
Net realized gain (loss) on shares redeemed	1,284,193
Net change in unrealized appreciation (depreciation) on investments	33,031,573

NET GAIN (LOSS) ON INVESTMENTS	35,772,437

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,978,735

(1) For the period January 6, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

A1

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

STATEMENT OF CHANGES IN NET ASSETS

For the period ended December 31, 2023 (1)

OPERATIONS
Net investment income (loss)	$1,206,298
Capital gains distributions received	1,456,671
Net realized gain (loss) on shares redeemed	1,284,193
Net change in unrealized appreciation (depreciation) on investments	33,031,573

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,978,735

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	145,658,021
Participant loans	-
Participant loan repayments and interest	-
Surrenders, withdrawals and death benefits	(13,119,545)
Net transfers	(28,100)
Other charges	(18,433)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	132,491,943

TOTAL INCREASE (DECREASE) IN NET ASSETS	169,470,678

NET ASSETS
Beginning of period	-

End of period	$169,470,678

Beginning units	-
Units issued	5,437,554
Units redeemed	(440,729)

Ending units	4,996,825

(1) For the period January 6, 2023 to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

A2

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

December 31, 2023

Note 1: General

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established under the laws of the State of New Jersey as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Account was registered with the SEC as an open-end, diversified management investment company under the 1940 Act and registered as a unit investment trust investing solely in initial class of shares of an underlying fund — the Fidelity VIP index 500 Portfolio (Initial Class) (“Portfolio”) on January 6, 2023.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of the MEDLEY Group Variable Annuity Contracts (the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is used in connection with contracts designed for use by employers (individually, a “contractholder”, and collectively, the “contractholders”) in making retirement arrangements on behalf of their employees (individually, a “participant” and collectively, the “participants”). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense and the mortality risks under the contracts. The Account is a funding vehicle for the contracts which offer the option to invest in a subaccount, which in turn invests in shares of the Portfolio.

There were no mergers for the period ended December 31, 2023.

The Portfolio is a diversified open-end management investment company. The Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio. Additional information on the Portfolio is available upon request.

On April 1, 2022, Prudential Financial completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company, renamed to Empower Annuity Insurance Company of America (“Empower”), by ceding of certain insurance policies through reinsurance which includes the Account and contracts. The reinsurance agreement does not extinguish Prudential Financial’s obligations to the contractholders, and Prudential Financial continues to be responsible for all contract terms and conditions of the contracts. On April 1, 2022, in connection with the reinsurance agreement, Prudential and Empower also entered into an Administrative Services Agreement whereby Empower administers and services the contracts.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases

A3

Note 2: Significant Accounting Policies (continued)

in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolio.

Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investment in shares of the Portfolio is stated at the reported net asset value per share of the respective Portfolio, which is based on the fair value of the underlying securities in the Portfolio. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolio and are recorded on the ex-distribution date.

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2023, management determined that the fair value inputs for the Account’s investment, which is an open-end mutual fund registered with the SEC, was considered Level 2.

Note 4: Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A4

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolio for the period ended December 31, 2023, were as shown below.

Fund Name	Purchases		Sales
Fidelity VIP Index 500 Portfolio (Initial Class)	145,832,685	(1)	14,360,839

(1) Includes the day 1 purchase into the Fidelity VIP Index 500 Portfolio (Initial Class) on January 6, 2023.

Note 6: Related Party Transactions

There were no transactions with related parties during the period ended December 31, 2023.

Note 7: Financial Highlights

The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only contract designs within the Account that had contractholder units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential’s position in the Account. The summary may not reflect the minimum and maximum contract charges as contractholders may not have selected all available options offered by Prudential.

	At the year ended			For the year ended
	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest	Total Return*** Lowest - Highest
	Fidelity VIP Index 500 Portfolio (Initial Class)
December 31,2023	4,997	$33.50 to $ 38.67	$169,471	1.46%	0.20% to 0.75%	23.46% to 24.12%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

**

These amounts represent the annualized contract expenses of the Account, consisting primarily of administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

***

These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total return

A5

Note 7: Financial Highlights (continued)

based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated from the effective date of the subaccount through the end of the reporting period.

Note 8: Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

Administrative Charge - The administrative charge is applied daily against the net assets of the subaccount at an effective annual rate of 0.20% to 0.75%. This charge is assessed through a reduction in unit values.

Annual Account Charge - An annual account charge is deducted from the account of each participant, if applicable, at the time of withdrawal of the value of all of the participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a participant’s account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the participant’s account in VCA-10. The annual account charge will not exceed $30 and is paid to Prudential.

Participant Loan Charges - Prudential charges a loan application fee of up to $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Please see the prospectus for further information.

Note 9: Other

Accumulation units are the basic valuation units used to calculate a contractholder’s interest allocated to the variable account before the annuitization date.

Contractholder net payments represent contractholder contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contractholders.

Participant loans represent amounts borrowed by contractholders using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contractholders to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contractholders and beneficiaries made under the terms of the contract, including amounts that contractholders have requested to be withdrawn or paid to them. In addition, the balance includes timing-related adjustments on contractholder transactions, which are funded by the general account in order to maintain appropriate contractholder account balances.

Net transfers are amounts related to permitted transfers to and from the fixed account.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A6

Note 9: Other (continued)

Receivable from (Payable to) The Prudential Insurance Company of America represents the amount Prudential may owe to or expect to receive from the Account primarily related to processing contractholder payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statement of Net Assets as either receivable from or (payable to) Prudential. The receivable/(payable) has no effect on the contractholder’s account or the related unit value.

A7

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Insurance Company of America and the Contractholders of The Prudential Variable Contract Account-10

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Fidelity VIP Index 500 Portfolio (Initial Class) of The Prudential Variable Contract Account-10 as of December 31, 2023, the related statement of operations and the statement of changes in net assets for the period January 6, 2023 (commencement of operations) to December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Fidelity VIP Index 500 Portfolio (Initial Class) of The Prudential Variable Contract Account-10 as of December 31, 2023, the results of its operations and the changes in its net assets for the period January 6, 2023 (commencement of operations) to December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of the subaccount of The Prudential Variable Contract Account-10 based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccount of The Prudential Variable Contract Account-10 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the investment owned as of December 31, 2023 by correspondence with the transfer agent of the investee mutual fund. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 29, 2024

We have served as the auditor of the subaccount of The Prudential Variable Contract Account-10 since 2023.

A8

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

STATEMENT OF NET ASSETS

December 31, 2023

ASSETS
Investment in PSF PGIM Government Money Market Portfolio (Class I), at fair value	$16,546,011
Receivable from (Payable to) The Prudential Insurance Company of America	(1,573)

Net Assets	$16,544,438

NET ASSETS, representing:
Accumulation units	$16,544,438

$16,544,438

Units outstanding	4,811,719

Portfolio shares held	1,654,601
Portfolio net asset value per share	$10.00
Investment in portfolio shares, at cost	$16,546,011

STATEMENT OF OPERATIONS
For the year ended December 31, 2023

INVESTMENT INCOME
Dividend income	$773,625

EXPENSES
Charges to contractholders for administration	110,554
Reimbursement for excess expenses	(16,141)

NET EXPENSES	94,413
NET INVESTMENT INCOME (LOSS)	679,212

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-
Net realized gain (loss) on shares redeemed	-
Net change in unrealized appreciation (depreciation) on investments	-

NET GAIN (LOSS) ON INVESTMENTS	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$679,212

The accompanying notes are an integral part of these financial statements.

A1

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT -11

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

	December 31,

	2023	2022

OPERATIONS
Net investment income (loss)	$679,212	$130,597
Capital gains distributions received	-	-
Net realized gain (loss) on shares redeemed	-	-
Net change in unrealized appreciation (depreciation) on investments	-	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	679,212	130,597

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	784,606	728,111
Participant loans	(25,545)	(1,220)
Participant loan repayments and interest	5,326	2,746
Surrenders, withdrawals and death benefits	(2,175,388)	(1,187,756)
Net transfers	819,384	280,345
Other charges	(7,563)	(10,551)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
CONTRACTHOLDER TRANSACTIONS	(599,180)	(188,325)

TOTAL INCREASE (DECREASE) IN NET ASSETS	80,032	(57,728)

NET ASSETS
Beginning of period	16,464,406	16,522,134

End of period	$16,544,438	$16,464,406

Beginning units	5,000,872	5,055,573
Units issued	567,266	408,796
Units redeemed	(756,419)	(463,497)

Ending units	4,811,719	5,000,872

The accompanying notes are an integral part of these financial statements.

A2

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

December 31, 2023

Note 1: General

The Prudential Variable Contract Account-11 (“VCA-11” or the “Account”) was established under the laws of the State of New Jersey on March 1, 1982, as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Effective April 28, 2017, the Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a unit investment trust. Until April 28, 2017, the Account was registered with the SEC under the 1940 Act as an open-end, diversified management investment company. As part of this reorganization, all of the investment-related assets and liabilities of the Account (other than insurance obligations) were transferred in-kind to the PSF PGIM Government Money Market Portfolio (Class I) of The Prudential Series Fund (the “Portfolio”).

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of the MEDLEY Group Variable Annuity Contracts (the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is used in connection with contracts designed for use by employers (individually, a “contractholder” and collectively, the “contractholders”) in making retirement arrangements on behalf of their employees (individually, a “participant” and collectively, the “participants”). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense and the mortality risks under the contracts. The Account is a funding vehicle for the contracts.

There were no mergers during the period ended December 31, 2023.

The Portfolio is a series of The Prudential Series Fund, an open-end management investment company, and is a diversified portfolio for purposes of the 1940 Act. The Portfolio is managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. The subaccount of the Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio. Additional information of these Portfolio is available upon request to PGIM Investments.

On April 1, 2022, Prudential Financial completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company, renamed to Empower Annuity Insurance Company of America (“Empower”) by ceding of certain insurance policies through reinsurance which includes the Account and contracts. The reinsurance agreement does not extinguish Prudential Financial’s obligations to the contractholders, and Prudential Financial continues to be responsible for all contract terms and conditions of the contracts. On April 1, 2022, in connection with the reinsurance agreement, Prudential and Empower also entered into an Administrative Services Agreement whereby Empower administers and services the contracts.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported

A3

Note 2: Significant Accounting Policies (continued)

amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolio. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investment in shares of the Portfolio is stated at the reported net asset value per share of the respective Portfolio, which is based on the fair value of the underlying securities in the Portfolio. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolio and are recorded on the ex-distribution date.

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2023, management determined that the fair value inputs for the Account’s investment, which is an open-end mutual fund registered with the SEC, were considered Level 2.

Note 4: Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A4

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolio for the period ended December 31, 2023, were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$1,851,502	$2,545,358

Note 6: Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the Portfolio in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund, on behalf of the Portfolio, has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to the Portfolio. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund, on behalf of the Portfolio, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of the Portfolio. No distribution or service (12b-1) fees are paid to PIMS as distributor of the shares of the Portfolio.

Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of the Portfolio.

Certain charges and fees of the Portfolio may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See the Portfolio financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the Portfolio in which it invests, including the related party expenses disclosed above.

Note 7: Financial Highlights

The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only contract designs within the Account that had contractholder units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential’s position in the Account. The summary may not reflect the minimum and maximum contract charges as contractholders may not have selected all available options offered by Prudential.

A5

Note 7: Financial Highlights (continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2023	4,812	$3.38	to	$3.87	$16,544	4.77%	0.10%	to	0.65%	4.21%	to	4.78%
December 31, 2022	5,001	$3.25	to	$3.70	$16,464	1.37%	0.10%	to	0.65%	0.73%	to	1.29%
December 31, 2021	5,056	$3.22	to	$3.65	$16,522	0.09%	0.10%	to	0.65%	-0.56%	to	-0.01%
December 31, 2020	5,678	$3.24	to	$3.65	$18,644	0.29%	0.10%	to	0.65%	-0.35%	to	0.20%
December 31, 2019	5,637	$3.25	to	$3.64	$18,540	1.90%	0.10%	to	0.65%	1.26%	to	1.82%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount  from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

**

These amounts represent the annualized contract expenses of the Account, consisting primarily of administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

***

These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2023 or from the effective date of the subaccount through the end of the reporting period.

Note 8: Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

Administrative Charge - The administrative charge is applied daily against the net assets of the subaccount at an effective annual rate of 0.20% to 0.75%. This charge is assessed through a reduction in unit values.

Reimbursement for Excess Expenses - Expenses, including management fee charged by PGIM Investments, are incurred by the Portfolio, and therefore indirectly borne by the subaccount. Pursuant to an agreement, the subaccount of the Account is reimbursed by Prudential for expenses incurred through its investment in the Portfolio when such expenses exceed 0.25% of the average annual net assets of the Portfolio. As of December 31, 2023, the reimbursement for excess expenses was 0.07%.

Annual Account Charge - An annual account charge is deducted from the account of each participant, if applicable, at the time of withdrawal of the value of all of the participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a participant’s account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination

A6

Note 8: Charges and Expenses (continued)

contract. If the participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the participant’s account in VCA-11. If the participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the participant’s VCA-10(1) account. If the participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the participant’s accounts in VCA-24(2). The annual account charge will not exceed $30 and is paid to Prudential.

(1)	VCA-10 is a registered separate account offering the Medley product. Effective January 6, 2023, VCA-10 was converted to a unit investment trust.
(2)	VCA-24 is a unit investment trust offering the Medley product.

Please see the prospectus for further information.

Participant Loan Charges - Prudential charges a loan application fee of up to $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9: Other

Accumulation units are the basic valuation units used to calculate a contractholder’s interest allocated to the variable account before the annuitization date.

Contractholder net payments represent contractholder contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contractholders.

Participant loans represent amounts borrowed by contractholders using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contractholders to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contractholders and beneficiaries made under the terms of the contract, including amounts that contractholders have requested to be withdrawn or paid to them. In addition, the balance includes timing-related adjustments on contractholder transactions, which are funded by the general account in order to maintain appropriate contractholder account balances.

Net transfers are amounts related to permitted transfers to and from the fixed account.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Receivable from (Payable to) The Prudential Insurance Company of America represents the amount Prudential may owe to or expect to receive from the Account primarily related to processing contractholder payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statement of Net Assets as either a receivable from or (payable to) Prudential. The receivable/(payable) has no effect on the contractholder’s account or the related unit value.

A7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Prudential Insurance Company of America and the Contractholders of The Prudential Variable Contract Account-11

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of PSF PGIM Government Money Market Portfolio (Class I) of The Prudential Variable Contract Account-11 as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the year ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of PSF PGIM Government Money Market Portfolio (Class I) of The Prudential Variable Contract Account-11 as of December 31, 2023, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the year ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of the subaccount of The Prudential Variable Contract Account-11 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccount of The Prudential Variable Contract Account-11 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investment owned as of December 31, 2023 by correspondence with the transfer agent of the investee mutual fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 29, 2024

We have served as the auditor of the subaccount of The Prudential Variable Contract Account-11 since 2017.

A8

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF NET ASSETS

December 31, 2023

	SUBACCOUNTS

	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF Stock Index Portfolio (Class I)

ASSETS
Investment in the portfolios, at fair value	$144,202,699	$19,580,192	$53,248,042	$40,550,825	$217,617,329
Receivable from (Payable to) The Prudential Insurance Company of America	69	1	54	(29)	44,843

Net Assets	$144,202,768	$19,580,193	$53,248,096	$40,550,796	$217,662,172

NET ASSETS, representing:
Accumulation units	$144,202,768	$19,580,193	$53,248,096	$40,550,796	$217,662,172

	$144,202,768	$19,580,193	$53,248,096	$40,550,796	$217,662,172

Units outstanding	6,695,042	3,007,333	4,470,583	4,373,033	7,968,130

Portfolio shares held	1,481,129	1,368,287	1,199,280	1,037,902	1,882,014
Portfolio net asset value per share	$97.36	$14.31	$44.40	$39.07	$115.63
Investment in portfolio shares, at cost	$30,775,477	$14,371,711	$17,081,590	$14,164,112	$32,889,370

STATEMENTS OF OPERATIONS
For the year ended December 31, 2023	SUBACCOUNTS
	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF Stock Index Portfolio (Class I)

	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$–	$–	$–	$–	$–

EXPENSES
Charges to contractholders for administration	922,239	138,365	362,111	284,152	1,430,822

NET INVESTMENT INCOME (LOSS)	(922,239)	(138,365)	(362,111)	(284,152)	(1,430,822)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	–	–	–	–	–
Net realized gain (loss) on shares redeemed	7,413,988	375,926	3,455,208	2,251,576	13,559,130
Net change in unrealized appreciation (depreciation) on investments	29,317,838	990,431	5,078,709	3,459,314	33,104,710

NET GAIN (LOSS) ON INVESTMENTS	36,731,826	1,366,357	8,533,917	5,710,890	46,663,840

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,809,587	$1,227,992	$8,171,806	$5,426,738	$45,233,018

The accompanying notes are an integral part of these financial statements.

A1

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF NET ASSETS
December 31, 2023
	SUBACCOUNTS

	PSF Global Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)

ASSETS
Investment in the portfolios, at fair value	$31,148,899	$7,998,161
Receivable from (Payable to) The Prudential Insurance Company of America	810	3

Net Assets	$31,149,709	$7,998,164

NET ASSETS, representing:
Accumulation units	$31,149,709	$7,998,164

	$31,149,709	$7,998,164

Units outstanding	3,630,016	2,328,491

Portfolio shares held	564,496	625,834
Portfolio net asset value per share	$55.18	$12.78
Investment in portfolio shares, at cost	$8,294,628	$6,943,271

STATEMENTS OF OPERATIONS
For the year ended December 31, 2023	SUBACCOUNTS

	PSF Global Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)

	1/1/2023	1/1/2023
	to	to
	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$–	$–

EXPENSES
Charges to contractholders for administration	213,366	58,798

NET INVESTMENT INCOME (LOSS)	(213,366)	(58,798)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	–	–
Net realized gain (loss) on shares redeemed	1,373,321	55,798
Net change in unrealized appreciation (depreciation) on investments	3,916,112	340,995

NET GAIN (LOSS) ON INVESTMENTS	5,289,433	396,793

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,076,067	$337,995

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2023

	SUBACCOUNTS

	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF Stock Index Portfolio (Class I)

	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(922,239)	$(138,365)	$(362,111)	$(284,152)	$(1,430,822)
Capital gains distributions received	–	–	–	–	–
Net realized gain (loss) on shares redeemed	7,413,988	375,926	3,455,208	2,251,576	13,559,130
Net change in unrealized appreciation (depreciation) on investments	29,317,838	990,431	5,078,709	3,459,314	33,104,710

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,809,587	1,227,992	8,171,806	5,426,738	45,233,018

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	287,438	214,001	134,530	513,842	1,245,732
Participant loans	(48,871)	(5,824)	(16,495)	(15,255)	(40,933)
Participant loan repayments and interest	44,103	5,012	16,423	23,643	78,648
Surrenders, withdrawals and death benefits	(9,690,162)	(1,912,805)	(5,674,268)	(3,539,150)	(16,108,975)
Net transfers between other subaccounts or fixed rate option	397,032	33,616	320,258	(425,992)	35,396
Other charges	(24,515)	(4,021)	(9,299)	(6,855)	(29,281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(9,034,975)	(1,670,021)	(5,228,851)	(3,449,767)	(14,819,413)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,774,612	(442,029)	2,942,955	1,976,971	30,413,605

NET ASSETS
Beginning of year	117,428,156	20,022,222	50,305,141	38,573,825	187,248,567

End of year	$144,202,768	$19,580,193	$53,248,096	$40,550,796	$217,662,172

Beginning units	7,173,962	3,276,278	4,949,839	4,766,713	8,574,244
Units issued	64,395	58,767	66,966	113,939	106,165
Units redeemed	(543,315)	(327,712)	(546,222)	(507,619)	(712,279)

Ending units	6,695,042	3,007,333	4,470,583	4,373,033	7,968,130

The accompanying notes are an integral part of these financial statements.

A3

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2023

	SUBACCOUNTS

	PSF Global Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)

	1/1/2023	1/1/2023
	to	to
	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(213,366)	$(58,798)
Capital gains distributions received	–	–
Net realized gain (loss) on shares redeemed	1,373,321	55,798
Net change in unrealized appreciation (depreciation) on investments	3,916,112	340,995

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,076,067	337,995

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	155,543	72,270
Participant loans	–	(601)
Participant loan repayments and interest	13,115	16,889
Surrenders, withdrawals and death benefits	(2,012,457)	(596,826)
Net transfers between other subaccounts or fixed rate option	(166,152)	(28,812)
Other charges	(4,550)	(1,879)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(2,014,501)	(538,959)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,061,566	(200,964)

NET ASSETS
Beginning of year	28,088,143	8,199,128

End of year	$31,149,709	$7,998,164

Beginning units	3,886,688	2,490,886
Units issued	32,868	39,001
Units redeemed	(289,540)	(201,396)

Ending units	3,630,016	2,328,491

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2022

	SUBACCOUNTS

	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF Stock Index Portfolio (Class I)

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

OPERATIONS
Net investment income (loss)	$(942,542)	$(155,538)	$(399,539)	$(304,442)	$(1,461,068)
Capital gains distributions received	-	-	-	-	-
Net realized gain (loss) on shares redeemed	8,861,722	424,504	4,210,461	2,389,887	14,395,550
Net change in unrealized appreciation (depreciation)	(50,821,165)	(4,163,611)	(13,719,551)	(9,543,379)	(59,121,888)

on investments
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(42,901,985)	(3,894,645)	(9,908,629)	(7,457,934)	(46,187,406)

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	(40,931)	387,594	113,800	165,538	754,923
Participant loans	(63,036)	(718)	(17,293)	(17,138)	(73,471)
Participant loan repayments and interest	74,905	7,293	25,156	26,654	84,313
Surrenders, withdrawals and death benefits	(9,888,880)	(1,713,634)	(5,360,868)	(3,541,700)	(14,562,152)
Net transfers between other subaccounts or fixed rate option	(1,250,384)	(482,177)	(1,341,005)	(392,439)	(2,401,759)
Other charges	(23,982)	(3,675)	(7,581)	(6,354)	(19,748)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(11,192,308)	(1,805,317)	(6,587,791)	(3,765,439)	(16,217,894)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,094,293)	(5,699,962)	(16,496,420)	(11,223,373)	(62,405,300)

NET ASSETS
Beginning of year	171,522,449	25,722,184	66,801,561	49,797,198	249,653,867

End of year	$117,428,156	$20,022,222	$50,305,141	$38,573,825	$187,248,567

Beginning units	7,789,994	3,560,831	5,569,842	5,213,883	9,269,004
Units issued	34,590	93,927	44,501	43,461	81,515
Units redeemed	(650,622)	(378,480)	(664,504)	(490,631)	(776,275)

Ending units	7,173,962	3,276,278	4,949,839	4,766,713	8,574,244

The accompanying notes are an integral part of these financial statements.

A5

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2022

	SUBACCOUNTS

	PSF Global Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

OPERATIONS
Net investment income (loss)	$(219,360)	$(65,193)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	1,505,104	86,387
Net change in unrealized appreciation (depreciation)	(8,333,802)	(1,438,228)

on investments
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,048,058)	(1,417,034)

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	470,976	93,274
Participant loans	(14,393)	(32)
Participant loan repayments and interest	28,617	4,738
Surrenders, withdrawals and death benefits	(2,026,826)	(392,703)
Net transfers between other subaccounts
or fixed rate option	(325,129)	(377,019)
Other charges	(3,641)	(1,124)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(1,870,396)	(672,866)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,918,454)	(2,089,900)

NET ASSETS
Beginning of year	37,006,597	10,289,028

End of year	$28,088,143	$8,199,128

Beginning units	4,128,103	2,685,911
Units issued	104,107	66,146
Units redeemed	(345,522)	(261,171)

Ending units	3,886,688	2,490,886

The accompanying notes are an integral part of these financial statements.

A6

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

December 31, 2023

Note 1: General

The Prudential Variable Contract Account-24 (“VCA-24” or the “Account”) was established under the laws of the State of New Jersey on April 29, 1987, as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of the MEDLEY Group Variable Annuity Contracts (the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts designed for use by employers (individually, a “contractholder” and collectively, the “contractholders”) in making retirement arrangements on behalf of their employees (individually, a “participant” and collectively, the “participants”). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense and the mortality risks under the contracts. The Account is a funding vehicle for the contracts.

The contracts offer the option to invest in various subaccounts listed below, each of which invests only in a corresponding portfolio of The Prudential Series Fund (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF Stock Index Portfolio (Class I)
PSF Global Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)

There were no mergers during the period ended December 31, 2023.

The Portfolios are diversified portfolios of The Prudential Series Fund, an open-end management investment company. The Portfolios are managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. Each subaccount of the Account indirectly bears exposure to risks which may be interrelated and include but are not limited to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to PGIM Investments.

On April 1, 2022, Prudential Financial completed the sale of its Full-Service Retirement business to Great-West Life & Annuity Insurance Company, renamed to Empower Annuity Insurance Company of America (“Empower”) by ceding of certain insurance policies through reinsurance which includes the Account and contracts. The reinsurance agreement does not extinguish Prudential Financials’ obligations to the contractholders, and Prudential Financial continues to be responsible for all contract terms and conditions of the contracts. On April 1, 2022, in connection with the reinsurance agreement, Prudential and Empower

A7

Note 1: General (continued)

also entered into an Administrative Services Agreement whereby Empower administers and services the contracts.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolio. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2023, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

A8

Note 4: Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financials consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2023, were as follows:

Fund Name	Purchases	Sales
PSF PGIM Jennison Blend Portfolio (Class I)	$691,733	$10,655,833
PSF PGIM Total Return Bond Portfolio (Class I)	226,607	2,036,161
PSF PGIM Flexible Managed Portfolio (Class I)	531,295	6,125,254
PSF PGIM 50/50 Balanced Portfolio (Class I)	616,904	4,353,061
PSF Stock Index Portfolio (Class I)	962,285	17,268,283
PSF Global Portfolio (Class I)	113,697	2,343,260
PSF PGIM Government Income Portfolio (Class I)	101,683	699,935

Note 6: Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund.

Certain charges and fees of the portfolios of The Prudential Series Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

A9

Note 6: Related Party Transactions (continued)

See The Prudential Series Fund financial statements for further discussion of such expense and waiver/ reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund in which it invests, including the related party expenses disclosed above.

Note 7: Financial Highlights

The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only contract designs within the Account that had contractholder units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential’s position in the Account. The summary may not reflect the minimum and maximum contract charges as contractholders may not have selected all available contract options offered by Prudential.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return Ratio** Lowest — Highest
	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2023	6,695	$21.26	to	$26.65	$144,203	0.00%	0.20%	to	0.75%	31.54%	to	32.25%
December 31, 2022	7,174	$16.16	to	$20.15	$117,428	0.00%	0.20%	to	0.75%	-25.65%	to	-25.25%
December 31, 2021	7,790	$21.74	to	$26.06	$171,522	0.00%	0.20%	to	0.75%	19.46%	to	20.12%
December 31, 2020	8,462	$18.20	to	$22.44	$155,895	0.00%	0.20%	to	0.75%	28.03%	to	28.74%
December 31, 2019	9,624	$14.21	to	$17.43	$138,332	0.00%	0.20%	to	0.75%	27.93%	to	28.63%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2023	3,007	$6.42	to	$8.05	$19,580	0.00%	0.20%	to	0.75%	6.48%	to	7.06%
December 31, 2022	3,276	$6.03	to	$7.52	$20,022	0.00%	0.20%	to	0.75%	-15.44%	to	-14.98%
December 31, 2021	3,561	$7.13	to	$8.04	$25,722	0.00%	0.20%	to	0.75%	-1.50%	to	-0.96%
December 31, 2020	3,830	$7.24	to	$8.93	$28,080	0.00%	0.20%	to	0.75%	7.64%	to	8.24%
December 31, 2019	4,073	$6.73	to	$8.25	$27,734	0.00%	0.20%	to	0.75%	10.07%	to	10.68%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2023	4,471	$11.73	to	$14.71	$53,248	0.00%	0.20%	to	0.75%	17.06%	to	17.70%
December 31, 2022	4,950	$10.02	to	$12.50	$50,305	0.00%	0.20%	to	0.75%	-15.33%	to	-14.87%
December 31, 2021	5,570	$11.84	to	$14.68	$66,802	0.00%	0.20%	to	0.75%	16.49%	to	17.13%
December 31, 2020	5,932	$10.16	to	$12.54	$61,039	0.00%	0.20%	to	0.75%	8.77%	to	9.37%
December 31, 2019	6,709	$9.34	to	$11.46	$63,431	0.00%	0.20%	to	0.75%	18.98%	to	19.63%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2023	4,373	$9.19	to	$11.52	$40,551	0.00%	0.20%	to	0.75%	14.60%	to	15.23%
December 31, 2022	4,767	$8.02	to	$10.00	$38,574	0.00%	0.20%	to	0.75%	-15.33%	to	-14.87%
December 31, 2021	5,214	$9.47	to	$11.75	$49,797	0.00%	0.20%	to	0.75%	12.53%	to	13.15%
December 31, 2020	5,593	$8.42	to	$10.38	$47,456	0.00%	0.20%	to	0.75%	10.60%	to	11.21%
December 31, 2019	6,230	$7.61	to	$9.34	$47,771	0.00%	0.20%	to	0.75%	17.61%	to	18.25%

	PSF Stock Index Portfolio (Class I)
December 31, 2023	7,968	$26.94	to	$33.78	$217,062	0.00%	0.20%	to	0.75%	24.99%	to	25.67%
December 31, 2022	8,574	$21.55	to	$26.38	$187,249	0.00%	0.20%	to	0.75%	-18.94%	to	-18.50%
December 31, 2021	9,269	$26.59	to	$32.98	$249,654	0.00%	0.20%	to	0.75%	27.33%	to	28.02%
December 31, 2020	10,020	$20.88	to	$25.76	$211,863	0.00%	0.20%	to	0.75%	17.19%	to	17.84%
December 31, 2019	11,319	$17.82	to	$21.86	$204,072	0.00%	0.20%	to	0.75%	30.10%	to	30.81%

	PSF Global Portfolio (Class I)
December 31, 2023	3,630	$8.54	to	$10.02	$31,150	0.00%	0.20%	to	0.75%	18.71%	to	19.36%
December 31, 2022	3,887	$7.19	to	$8.90	$28,088	0.00%	0.20%	to	0.75%	-19.40%	to	-18.96%
December 31, 2021	4,128	$8.92	to	$10.98	$37,007	0.00%	0.20%	to	0.75%	17.35%	to	17.99%
December 31, 2020	4,487	$7.60	to	$9.30	$34,269	0.00%	0.20%	to	0.75%	14.97%	to	15.60%
December 31, 2019	4,978	$6.61	to	$8.05	$33,065	0.00%	0.20%	to	0.75%	29.42%	to	30.13%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2023	2,328	$3.42	to	$4.25	$7,998	0.00%	0.20%	to	0.75%	4.32%	to	4.89%
December 31, 2022	2,491	$3.28	to	$4.05	$8,199	0.00%	0.20%	to	0.75%	-14.09%	to	-13.62%
December 31, 2021	2,686	$3.81	to	$4.69	$10,289	0.00%	0.20%	to	0.75%	-3.89%	to	-3.36%
December 31, 2020	2,879	$3.97	to	$4.86	$11,472	0.00%	0.20%	to	0.75%	6.36%	to	6.95%
December 31, 2019	3,077	$3.73	to	$4.54	$11,528	0.00%	0.20%	to	0.75%	5.82%	to	6.40%

A10

Note 7: Financial Highlights (continued)

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**

These amounts represent the annualized contract expenses of the Account, consisting primarily of administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***

These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2023 or from the effective date of the subaccount through the end of the reporting period.

Note 8: Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

A daily charge at an effective annual rate of 0.20% to 0.75% of the net assets of each subaccount is calculated for administrative expenses not provided by the annual account charge. This charge is assessed through a reduction in unit values.

Annual Account Charge - An annual account charge is deducted from the account of each participant, if applicable, at the time of withdrawal of the value of all of the participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a participant’s account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the participant’s account in VCA-11(1). If the participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the participant’s VCA-10(2) account. If the participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the participant’s accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.

(1)	VCA-11 is a unit investment trust offering the Medley product.
(2)	VCA-10 is a registered separate account offering the Medley product. Effective January 6, 2023, VCA-10 was converted to a unit investment trust.

Please see the prospectus for further information.

Participant Loan Charges - Prudential charges a loan application fee of up to $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance

A11

Note 8: Charges and Expenses (continued)

charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9: Other

Accumulation units are the basic valuation units used to calculate a contractholder’s interest allocated to the variable account before the annuitization date.

Contractholder net payments represent contractholder contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contractholders.

Participant loans represent amounts borrowed by contractholders using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contractholders to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contractholders and beneficiaries made under the terms of the contract, including amounts that contractholders have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contractholder transactions, which are funded by the general account in order to maintain appropriate contractholder account balances.

Net transfers between other subaccounts or fixed rate option are amounts that contractholders have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Receivable from (Payable to) The Prudential Insurance Company of America represents the amount Prudential may owe to or expect to receive from the Account primarily related to processing contractholder payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or (payable to) Prudential. The receivable/(payable) has no effect on the contractholder’s account or the related unit value.

A12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Prudential Insurance Company of America and the Contractholders of The Prudential Variable Contract Account-24

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of The Prudential Variable Contract Account-24 indicated in the table below as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the year ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of The Prudential Variable Contract Account-24 as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the year ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Jennison Blend Portfolio (Class I)	PSF Stock Index Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)	PSF Global Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of The Prudential Variable Contract Account-24 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of The Prudential Variable Contract Account-24 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

A13

New York, New York

April 29, 2024

We have served as the auditor of one or more of the subaccounts of The Prudential Variable Contract Account-24 since 1996.

A14

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2023, 2022 and 2021
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	129
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	117
Supplemental Investments Risks Interrogatories Schedule	120
Summary Investment Schedule	126
Supplemental Schedule of Reinsurance Disclosures	128

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2023	December 31, 2022
	(in millions)
ASSETS
Bonds	$85,754	$90,453
Preferred stocks	168	146
Common stocks	11,748	9,915
Mortgage loans on real estate	19,848	19,814
Real estate	297	334
Contract loans	1,911	1,834
Cash and short-term investments	4,235	2,716
Derivatives	3,382	4,019
Other invested assets	10,269	9,238
Total cash and invested assets	137,612	138,469
Premiums due and deferred	4,033	3,908
Accrued investment income	972	949
Current federal income tax recoverable	524	347
Net deferred tax asset	2,098	1,858
Other assets	2,343	1,244
Separate account assets	152,092	152,759
TOTAL ADMITTED ASSETS	$299,674	$299,534

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$83,707	$91,863
Deposit-type contracts	15,560	16,829
Advanced premiums	49	38
Policy dividends	1,352	1,296
Notes payable and other borrowings	—	65
Asset valuation reserve	4,527	3,978
Transfers to (from) separate accounts due or accrued	(307)	(284)
Securities sold under agreement to repurchase	3,558	3,148
Cash collateral held for loaned securities	4,115	5,076
Derivatives	2,920	2,681
Other liabilities	16,319	8,329
Separate account liabilities	151,789	152,466
Total liabilities	283,589	285,485

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	7,435	6,682
Surplus notes	349	348
Special surplus fund	1,249	197
Unassigned surplus	7,052	6,822
Total capital and surplus	16,085	14,049
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$299,674	$299,534
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2023	2022	2021
	(in millions)
REVENUES
Premiums and annuity considerations	$20,500	$24,925	$33,250
Net investment income	5,373	5,265	5,263
Other income (loss)	846	1,691	1,604
Total Revenues	26,719	31,881	40,117

BENEFITS AND EXPENSES
Death benefits	4,519	4,469	5,561
Annuity benefits	16,345	14,365	13,462
Disability benefits	1,380	1,290	1,189
Other benefits	22	20	19
Surrender benefits and fund withdrawals	13,808	12,893	14,009
Net increase (decrease) in reserves	(8,143)	(8,330)	4,699
Commissions	894	973	1,193
Net transfer to (from) separate accounts	(6,106)	3,594	(1,867)
Other expenses (benefits)	1,875	609	280
Total Benefits and Expenses	24,594	29,883	38,545

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	2,125	1,998	1,572
Dividends to policyholders	85	12	17

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	2,040	1,986	1,555
Income tax expense (benefit)	(38)	956	591

INCOME (LOSS) FROM OPERATIONS	2,078	1,030	964
Net realized capital gains (losses)	(346)	86	2

NET INCOME (LOSS)	$1,732	$1,116	$966

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$14,049	$19,123	$11,771
Net income (loss)	1,732	1,116	966
Change in common capital stock and gross paid in and contributed surplus	753	966	4,279
Change in net unrealized capital gains (losses)	2,090	(3,900)	2,464
Change in nonadmitted assets	1,551	(2,766)	(376)
Change in asset valuation reserve	(548)	303	(512)
Change in net deferred income tax	(354)	609	297
Change in reserve on account of change in valuation basis	83	—	—
Cumulative effect of changes in accounting principles	—	—	23
Dividends to stockholders	(3,100)	(2,540)	(1,100)
Net change in separate accounts surplus	(339)	(727)	(117)
Amortization related to employee retirement plans and other pension adjustments	81	509	1,141
Deferred reinsurance allowance	(75)	1,006	8
Other changes, net	162	350	279
Net change in capital and surplus	2,036	(5,074)	7,352
CAPITAL AND SURPLUS, END OF PERIOD	$16,085	$14,049	$19,123

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2023	2022	2021
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$27,176	$27,155	$27,361
Net investment income	5,435	5,253	5,155
Other income	1,753	1,537	1,485
Separate account transfers	8,348	4,769	7,216
Benefits and claims	(36,600)	(34,086)	(33,770)
Policyholders’ dividends	(29)	(30)	(55)
Federal income taxes	64	(970)	(560)
Other operating expenses	(1,983)	(862)	(748)

Net cash from (used in) operating activities	4,164	2,766	6,084

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	13,252	16,245	25,603
Stocks	2,058	2,251	864
Mortgage loans on real estate	1,622	2,706	5,682
Real estate	43	146	32
Other invested assets	911	868	992
Miscellaneous proceeds	307	202	156
Payments for investments acquired
Bonds	(9,733)	(16,670)	(26,251)
Stocks	(1,142)	(1,574)	(1,399)
Mortgage loans on real estate	(1,659)	(3,106)	(5,296)
Real estate	(57)	(67)	(50)
Other invested assets	(1,824)	(712)	(1,314)
Miscellaneous applications	(641)	(1,982)	(318)

Net cash from (used in) investing activities	3,137	(1,693)	(1,299)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(111)	(31)	(124)
Proceeds from (payments of) surplus paid in	—	1,022	845
Dividends to stockholders	(3,100)	(2,400)	(1,100)
Net deposits on deposit-type contract funds	(1,133)	66	(2,878)
Other financing activities	(1,438)	(3,554)	473

Net cash from (used in) financing activities	(5,782)	(4,897)	(2,784)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	1,519	(3,824)	2,001
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	2,716	6,540	4,539
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$4,235	$2,716	$6,540

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
	December 31,
	2023	2022	2021
	(in millions)
Ceded reinsurance transaction covering structured settlements	$10,540	$—	$—
In-kind assets receipt related to pension risk transfer transactions	2,264	8,246	5,377
Surrender of Full Service Stable Value Contracts with no net impact	2,019	—	—
Contribution of common stocks and other invested assets from parent	735	—	—
Amortization of deferred gains related to reinsurance transactions	169	106	73
Asset transfer from other invested assets to common stocks	78	—	—
Capitalization of deferred reinsurance losses related to reinsurance transaction	54	—	—
Sale of intangible assets to a third-party	45	—	—
Dividend settlement with a subsidiary related to a tax payment agreement	22	9	9
Contribution of tax credits from parent	18	17	15
Sale of bonds to affiliate	16	—	—
Purchase of bonds from affiliate	16	—	—
Asset transfer from other invested assets to preferred stocks	10	—	63
Contribution of tax credits to a subsidiary	7	7	6
Capitalized deferred interest on mortgage loans	5	7	11
Amortization of deferred losses related to reinsurance transactions	1	—	—
Premiums ceded related to reinsurance transaction	—	7,808	—
Reinsurance transaction with affiliate	—	3,154	—
Return of capital to parent in the form of a K-note	—	500	—
Contribution of equity securities from parent	—	427	—
Capital contribution to a subsidiary	—	405	—
Capitalization of deferred reinsurance gains related to reinsurance transaction	—	254	—
Dividend of investment in former subsidiary to parent	—	140	—
Net asset and liability transfer due to novation	—	65	—
Asset transfer from mortgages to other invested assets	—	43	—
Deferred tax asset received related to sale of former subsidiary	—	10	—
Contribution of assets to a subsidiary	—	10	3,420
Transfer of bonds to a subsidiary	—	—	114
Transfer of other invested asset to a subsidiary	—	—	99
Donation of equity securities to a related charitable organization	—	—	8

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance, annuities, group insurance and pension and retirement products and related services. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment. With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2023 and 2022, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•In 2004, one of the Company’s former insurance subsidiaries, Empower Annuity Insurance Company (“EAIC”), formerly known as Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreement between Connecticut General Life Insurance Company and EAIC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

as a liability limited to an amortization period of 10 years in accordance with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by PRIAC’s Appointed Actuary. Effective December 31, 2021 the permitted practice was discontinued. PRIAC was sold to Empower Annuity Insurance Company of America (“EAICA”) on April 1, 2022. See Note 17 for additional information regarding the sale. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

•In 2014, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2023 and 2022, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2023	2022	2021
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$1,732	$1,116	$966

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Other income (loss)	206	600	(1,067)
Separate Account Valuation	56	4	Net increase (decrease) in reserves	(206)	(600)	1,067

NAIC SAP				$1,732	$1,116	$966

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$16,085	$14,049	$19,123

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	57	46	30

NAIC SAP				$16,028	$14,003	$19,093

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

	SSAP #	F/S Page	F/S Line #	2023	2022
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$299,674	$299,534

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	2,562	4,048
Admit leasehold improvements	19	3	Other assets	57	46

NAIC SAP				$297,055	$295,440

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$283,589	$285,485

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(1,288)	(1,493)
Separate Account Valuation	56	3	Separate account liabilities	3,850	5,541

NAIC SAP				$281,027	$281,437

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of money market funds and highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into twenty categories ranging from highest quality bonds to those in or near default. Bonds rated in the top nineteen categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss. For loan-backed and structured securities, the cost basis of the bond is written down to the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective yield.

The Company holds bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments. The Company consistently utilizes the same measurement method for all SVO-Identified investments and none are being reported at a different measurement method from what was used in a prior annual statement. All of the securities still held qualify for the systematic value method.

Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.

The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2023 and 2022.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2023 and 2022.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Redeemable preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. All perpetual and mandatory convertible preferred stocks are recorded at fair value regardless of the rating category. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.
4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.

8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity, as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or alternatives permitted by SSAP No. 97 and SSAP No. 48, as applicable.

9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.

10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.
13)The Company does not have any pharmaceutical rebates receivable.
14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103R”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.” Net realized capital gains (losses) are recorded upon termination of the agreements.
15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral held for loaned securities.” Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

16)Contract loans are stated at unpaid principal balances.
17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:
a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
18)Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers in accordance with SSAP No. 56. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”
19)Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract in accordance with SSAP No. 51R. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.
22)AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
23)Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.
24)The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.
25)The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.
26)Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.
27)“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

28)Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP No. 61R and NAIC statutory instructions.
29)NAIC SAP and NJ SAP differ from GAAP in certain respects (including, but not limited to, the Company's adoption of Accounting Standard Update "ASU" 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts, in the first quarter of 2023), which in some cases may be material. The significant differences between SAP and GAAP are noted below:
•Under SAP, financial statements of entities in which the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company’s financial statements.

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new insurance contracts, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the underlying insurance contracts on a constant-level basis at a grouped contract level that approximates straight-line amortization on an individual contract basis.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimate cashflow assumptions and global single A rated bond discount rate as of the financial reporting date. Under GAAP, changes in the liability resulting from updating the single A rate, each reporting period, are recorded in Accumulated Other Comprehensive Income.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder plus market risk benefits including living benefit and death benefit guarantees associated with variable annuities that are measured at fair value through earnings except for the portion related to changes in the Company’s non-performance risk, which are recorded in Accumulated Other Comprehensive Income.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, reinsurance losses are recognized immediately and deferred reinsurance gains are booked to surplus; under GAAP, reinsurance gains/losses are deferred and recognized in earnings over the remaining life of the reinsured block.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired. An IMR asset is subject to limited-time guidance that allows the admittance of net negative (disallowed) IMR up to 10 percent of adjusted capital and surplus. Any IMR asset in excess of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

that is designated as a nonadmitted asset and is recorded as a reduction to capital and surplus. Under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, allowances for credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts.

•Under SAP, certain debt restructurings are accounted for as Troubled Debt Restructurings (“TDRs”) when the Company is the creditor and grants a concession to the debtor that is experiencing financial difficulties. TDRs may result in recognition of losses but prevent recognition of a gain. Under GAAP, the accounting for debt restructurings when the Company is the creditor follows Accounting Standards Codification (“ASC”) 310, “Receivables”, which may result in loss or gain recognition when certain requirements are met.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows ASC 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded in net income.

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases, where the Company is a lessee, and expensed in accordance with ASC 842 “Leases.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Inflation Reduction Act - A 15% corporate alternative minimum tax (“CAMT”) based upon adjusted financial statement income was enacted in 2022 and became effective beginning in the 2023 tax year. The CAMT is calculated at the consolidated group level PFI. Pursuant to guidance provided by SAPWG in INT 23-03, if the tax allocation agreement to which a regulated insurance company is a party allocates or is amended to allocate no impacts of the CAMT to a regulated insurance company, then such entities are not required to recognize any impacts of the CAMT in their current or deferred tax calculations for statutory reporting purposes. PFI and the controlled group of corporations of which the Company is a member has determined that it is an “applicable corporation” to determine if CAMT exceeds the regular federal income tax payable. PFI has amended its Tax Allocation Agreement, which covers all of the regulated insurance companies within the U.S. consolidated tax group, to allocate all impacts of the CAMT solely to PFI. Notice of non-disapproval was received from all relevant state insurance regulators and the amended Tax Allocation Agreement has been executed, effective for the 2023 tax year. Accordingly, none of the regulated insurance companies in the Prudential Group will be subject to any CAMT impact for statutory reporting purposes.

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles, excluding tax and other related impacts, is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

In September 2023, the NAIC adopted INT 2023-04, Inflation Reduction Act - Corporate Alternative Minimum Tax (“INT 2023-04”), which provides statutory accounting guidance on the admissibility of CAMT credits under SSAP No. 101. INT 2023-04 will modify SSAP No. 101 to provide statutory accounting guidance on valuation allowance, admissibility, disclosures, and transition guidance for year-end 2023. INT 2023-04 is effective for reporting on or after December 31, 2023. Please see Income Tax Note 9 for additional information on potential impacts on the financial statements.

In August 2023, the NAIC adopted INT No. 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT No. 23-01”), which provides optional, limited-time guidance that allows the admittance of net negative (disallowed) IMR up to 10 percent of adjusted capital and surplus. INT No. 23-01 is effective from third quarter 2023 until December 31, 2025. INT No. 23-01 will automatically be nullified on January 1, 2026, although the NAIC may decide to extend the expiration date of the INT. The Company has adopted INT No. 23-01 and has admitted negative IMR of $1.06 billion as of December 31, 2023. Please see Note 17 for full details.

In August 2023, the NAIC revised SSAP No. 26R, Bonds (“SSAP No. 26R”) and SSAP No. 43R, Loan-Backed and Structured Securities (“SSAP No. 43R”). The revisions adopt a principles-based bond definition for determining the investments eligible for bond accounting and reporting as issuer credit obligations and asset-backed securities. The Company will adopt the revised guidance for periods starting on January 1, 2025.

In March 2023, the NAIC revised SSAP No. 25, Affiliates and Other Related Parties (“SSAP No. 25”) to clarify that any invested asset held by a reporting entity which is issued by an affiliated entity, or which includes the obligations of an affiliated entity, is an affiliated investment. The Company adopted this guidance upon issuance, and it did not have a material effect on the Company’s financial statements.

In August 2022, the NAIC revised SSAP No. 86 which adopts with modification U.S. GAAP guidance in determining hedge effectiveness, and measurement guidance for excluded components of hedging instruments. Effective October 1, 2022, the Company early adopted the revised guidance as a change in accounting principle. The adoption of this guidance did not have a material effect on its financial statements.

In May 2022, the NAIC revised SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (“SSAP No. 25”) and SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) to clarify the application of the existing affiliate definition and incorporate new reporting requirements for all investments that involve related parties, regardless of if they meet the definition of an affiliate. The Company has adopted the revised guidance and reporting requirements for annual periods ending December 31, 2022.

In January 2021, the NAIC extended the expiration dates through January 2, 2022 for INT 20-03, “Troubled Debt Restructuring Due to COVID-19” and INT 20-07, “Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19”. INT 20-03 provided relief for mortgage loan restructurings that meet certain criteria and are due to COVID-19 to not be assessed as a troubled debt restructuring (“TDR”). INT 20-07 provided relief for debt security restructurings that meet certain criteria and are due to COVID-19 to not be classified as minor modifications. The Company elected for 2021 to apply this relief pursuant to these INTs.

During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly-issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. No changes were made to reserves for any in force contracts, and the impact to the Company's total reserves as of year-end 2021 was a $30 million reserve decrease. This change does not impact results reported in any prior year.

In the fourth quarter of 2023, the Company determined that an asset management fee expense was overstated in the prior year by $14 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2023.

In the third quarter of 2023, the Company determined that interest credited on a ceded reinsurance treaty was overstated in the prior year by $7 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the third quarter of 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

During the second quarter of 2023, the Company determined that miscellaneous income was understated in the prior year by $10 million as a result of an error in the balance ceded to an affiliate, Lotus Re. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the second quarter of 2023.

During the first quarter of 2023, an error was identified on the VM-21 statutory reserves of the Company and its subsidiary, Pruco Life Insurance Company (“PLAZ”) at December 31, 2022. This error resulted in an overstatement of the Company’s future policy benefits and claims of $55 million, and PLAZ’s future policy benefits and claims of $420 million, the latter of which resulted in an understatement of the Company’s common stock at December 31, 2022. On an after-tax basis, the Company's surplus was understated by $491 million at December 31, 2022. The $55 million correction of reserves was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offset recorded to “Future policy benefits and claims” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There was a corresponding adjustment of $4 million in current tax reported on “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reflected in “Current federal income tax recoverable” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. A correction for the Company’s investment in its subsidiary of $367 million was recorded through “Change in net unrealized capital gains (losses) on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reported in “Common stocks” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There were corresponding adjustments to net deferred taxes of ($16) million through “Change in net deferred income tax” on the Company’s Statement of Operations and Changes in Capital and Surplus, and the reversal of $80 million in “Change in nonadmitted assets” on the Company’s Statement of Operations and Changes in Capital and Surplus, both of which were offset in “Net deferred tax asset” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. The adjustments increased total assets by $436 million, decreased total liabilities by $55 million and increased total surplus by $491 million during the first quarter of 2023.

During the fourth quarter of 2022, the Company determined that dividends were overstated and the change in unrealized gains were understated in the prior year by $15 million. A correction related to the prior year was recorded for net investment income through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2022.

During the second quarter of 2022, the Company determined that costs associated with the sale of Fortitude Life Insurance Company (“FLIAC”) (formerly Prudential Annuities Life Assurance Corporation “PALAC”) of $13 million should have been incurred by Prudential Annuities, Inc. A correction related to this prior year expense was recorded, net of tax, through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2022.

During the second quarter of 2022, the Company determined that reinsurance recoverables of $21 million were incorrectly established prior to the sale of PALAC. An adjustment to correct the prior year was recorded, net of tax, through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2022.

During the first quarter of 2022, the Company determined that assumed reinsurance on Modified Guaranteed Life Insurance contracts was understated in the prior year by $16 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the first quarter of 2022.

During the fourth quarter of 2021, the Company determined that benefits on certain retirement contracts assumed from the Company's affiliate, The Prudential Life Insurance Company, LTD, were understated in prior periods by $88 million. A correction for this error was recorded directly through surplus on “Other changes, net” of the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2021, with a related adjustment of $22 million in deferred taxes reported through “Change in net deferred income tax.” In the first quarter of 2022, upon finalizing its broader assessment, the Company has concluded that the initial assessment of the error was overstated by $47 million. Therefore, an increase of $47 million has been recorded directly through surplus on “Other changes, net” of the Company’s Statement of Operations and Changes in Capital and Surplus, with a related adjustment of $10 million in deferred taxes reported through “Change in net deferred income tax.”

During the third quarter of 2021, the Company determined that modified coinsurance (“MODCO”) reserve adjustments on reinsurance ceded related to Closed Block Contracts were overstated in the prior year by $11 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the third quarter of 2021.
During the second quarter of 2021, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $28 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2021.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

During the second quarter of 2021, the Company determined that reserves for assumed Universal Life product were overstated, current federal income tax receivable was overstated, and net admitted deferred tax asset was understated in the prior year by $158 million, $14 million, and $23 million, respectively. A correction related to the prior year was recorded through “Other changes, net” (net of tax $8 million), “Change in net deferred income tax” and “Change in nonadmitted assets”, on the Company’s Statement of Operations and Changes in Capital and Surplus in 2021.
In the first quarter of 2021, the Company determined that common stocks, net admitted deferred tax asset and federal and foreign income taxes incurred were understated by $158 million, $23 million and $7 million, respectively, in the prior year. A correction related to the prior year was recorded through “Change in net unrealized capital gains (losses)”, “Change in nonadmitted assets” and “Other changes, net”, respectively, on the Company’s Statement of Operations and Changes in Capital and Surplus in the first quarter of 2021.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the fair value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect of the Company’s financial condition.

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2023
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Pirlo Energy Holdings, LLC	9/12/2016	$48	$—	$—	$—	$—	$4	0.1%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	—	0.0%
Total	XXX	$60	$—	$—	$—	$—	$4	XXX

December 31, 2022
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Warwick Partners II LLC	2/21/2014	$3	$1	$1	$—	$—	$—	0.0%
Pirlo Energy Holdings, LLC	9/12/2016	48	—	—	—	—	39	0.0%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	1	2.3%
Polaris Generation LLC	12/11/2012	23	(3)	(3)	(1)	—	25	(2.2)%
Total	XXX	$86	$(2)	$(2)	$(1)	$—	$65	XXX

Impairment Loss
Based on operational performance, the book value of Pirlo Energy Holdings, LLC, an other invested asset of the Company, was written down and an impairment of $32.7 million was recorded as a realized loss during 2023.*

The Company did not recognize any impairment losses related to business combinations or goodwill during 2022 and 2021.

*Revised to correct amounts reported in the 2023 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Subcomponents and Calculation of Adjusted Surplus and Total Admitted Goodwill

December 31, 2023
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$14,032
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	136
Admitted Net Deferred Taxes	1,917
Adjusted Capital and Surplus	11,979
Limitation on amount of goodwill	1,198
Current period reported Admitted Goodwill		$—
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

December 31, 2022
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$15,890
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	90
Admitted Net Deferred Taxes	2,014
Adjusted Capital and Surplus	13,786
Limitation on amount of goodwill	1,379
Current period reported Admitted Goodwill		$(1)
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

4.    DISCONTINUED OPERATIONS
The Company did not have any material discontinued operations during 2023, 2022 or 2021.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

5.    INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of twenty categories called “NAIC Designations.” In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 5.87% and 6.08% of the Company’s bonds as of December 31, 2023 and 2022, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis. In the General Account, securities identified by a Z suffix (other than securities purchased within 120 days of December 31, 2023) with an aggregate statement value of approximately 0.68% of qualifying assets, have not been filed with the SVO.

The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2023
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,265	$135	$522	$5,878
All other governments	2,101	31	229	1,903
Political subdivisions of states, territories and possessions	374	6	27	353
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	4,061	89	342	3,808
Hybrid Securities	212	23	2	233
Industrial & miscellaneous (unaffiliated)	69,468	885	6,352	64,001
Parent - subsidiaries and affiliates	2,461	16	74	2,403
Unaffiliated Bank Loans	812	30	23	819
Total bonds	$85,754	$1,215	$7,571	$79,398

Unaffiliated Preferred Stocks
Redeemable	$60	$14	$2	$72
Non-redeemable	108	—	—	108
Total unaffiliated preferred stocks	$168	$14	$2	$180

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

	December 31, 2022
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$5,772	$125	$457	$5,440
All other governments	2,861	31	354	2,538
Political subdivisions of states, territories and possessions	626	7	35	598
Special revenue and special assessment obligation all non-guaranteed obligations of agencies	5,423	94	451	5,066
Hybrid Securities	228	20	4	244
Industrial & miscellaneous (unaffiliated)	71,993	445	8,563	63,875
Parent - subsidiaries and affiliates	2,517	3	127	2,393
Unaffiliated Bank Loans	1,033	40	32	1,041
Total bonds	$90,453	$765	$10,023	$81,195

Unaffiliated Preferred Stocks
Redeemable	$61	$8	$3	$66
Non-redeemable	85	—	—	85
Total unaffiliated preferred stocks	$146	$8	$3	$151

The following table sets forth the carrying amount and estimated fair value of bonds including short-term investments categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed, and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2023		December 31, 2022
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$3,326	$3,301	$3,469	$3,450
Due after one year through five years	12,359	12,058	13,181	12,680
Due after five years through ten years	14,851	14,233	14,655	13,495
Due after ten years	41,290	36,824	39,539	33,497
Subtotal	$71,826	$66,416	$70,844	$63,122

Asset-backed securities	$5,267	$5,237	$4,278	$4,201
Commercial mortgage-backed securities	2,913	2,679	6,107	5,609
Residential mortgage-backed securities	587	587	805	795
Other loan backed and structured securities	5,590	4,908	8,728	7,777
Total	$86,183	$79,827	$90,762	$81,504

Proceeds from the sale of bonds were $7,485 million, $15,154 million, and $11,822 million for the years ended December 31, 2023, 2022 and 2021, respectively. Gross gains of $54 million, $151 million, and $416 million and gross losses of $488 million, $890 million, and $192 million were realized on such sales during the years ended December 31, 2023, 2022 and 2021, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $55 million, $106 million and $60 million, for preferred stocks were $1 million, $1 million and $0 million, and for unaffiliated common stocks were $8 million, $1 million and $0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2023
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$5,066	$4,837	$(229)	$61,462	$53,646	$(7,816)
Unaffiliated Preferred and Common stocks	170	162	(8)	23	21	(2)
Total	$5,236	$4,999	$(237)	$61,485	$53,667	$(7,818)

	December 31, 2022
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$55,406	$49,619	$(5,787)	$24,640	$19,450	$(5,190)
Unaffiliated Preferred and Common stocks	26	25	(1)	34	29	(5)
Total	$55,432	$49,644	$(5,788)	$24,674	$19,479	$(5,195)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2023 or 2022. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2023, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2023 were agricultural loans 6.92% and 5.11%; commercial loans 13.00% and 3.05%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2022 were agricultural loans 6.72% and 2.49%; commercial loans 10.50% and 1.01%. For both the years ended December 31, 2023 and 2022 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 85%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (31.47%), Texas (7.69%) and New York (5.43%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2023. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (30.76%), Texas (7.13%) and New York (5.55%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2022.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2023 and 2022.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $18,587 million of investment grade mortgage loans and $1,261 million of below investment grade mortgage loans as of December 31, 2023. There were $19,146 million of investment grade mortgage loans and $668 million of below investment grade mortgage loans as of December 31, 2022.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in our outstanding loans. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2023
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	($ in millions)
Recorded Investment (All)
Current	$3,464	$—	$—	$—	$16,265	$95	$19,824
30-59 Days Past Due	1	—	—	—	22	—	23
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	1	—	—	—	—	—	1
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	50	—	—	—	—	—	50
Number of Loans	1	—	—	—	—	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

	December 31, 2022
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$3,382	$—	$—	$—	$16,348	$78	$19,808
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	4	—	—	—	—	—	4
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	2	—	—	—	—	—	2
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	85	—	85

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following tables set forth the investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of the dates indicated:

December 31, 2023
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
With Allowance for Credit Losses	$—	$—	$—	$—	$87	$—	$87
No Allowance for Credit Losses	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$87	$—	$87

December 31, 2022
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
No Allowance for Credit Losses	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

	December 31, 2023
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	1	—	—	—	2	—	3
Recorded Investments on Nonaccrual Status	24	—	—	—	22	—	46
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	1	—	—	—	2	—	3

	December 31, 2022
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	1	—	—	—	—	—	1
Recorded Investments on Nonaccrual Status	14	—	—	—	—	—	14
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	1	—	—	—	—	—	1

The following table sets forth allowances for credit losses as of the dates indicated:

	December 31, 2023	December 31, 2022
	(in millions)

Balance at beginning of period	$—	$—
Additions charged to operations	81	—
Direct write-downs charged against the allowance	(19)	—
Recoveries of amounts previously charged off	—	—
Balance at end of period	$62	$—
The Company did not have mortgage loans derecognized as a result of foreclosure as of both December 31, 2023 and 2022.

5C.     Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following table sets forth the loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis as of the date indicated:

December 31, 2023
	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss		Fair Value
		Interest	Non-Interest
(in millions)
OTTI recognized:
Intent to sell	$42	$—	$6	$36
As of December 31, 2022, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.
The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2023
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
12558MAF9	$1	$1	$—	$1	$1	1Q23
12668NAD9	1	1	—	1	1	1Q23
32027NEE7	1	1	—	1	1	1Q23
32029AAD9	13	6	7	6	12	1Q23
84751PLP2	1	1	—	1	1	1Q23
32027NEE7	1	1	—	1	1	2Q23
84751PLP2	1	1	—	1	1	2Q23
32027NEE7	1	1	—	1	1	3Q23
84751PLP2	1	1	—	1	1	3Q23
32027NEE7	1	1	—	1	1	4Q23
Total	$22	$15	$7	$15	$21

As of December 31, 2023, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2023	December 31, 2022
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(25)	$(945)
12 Months or Longer	$(1,082)	$(751)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$795	$11,173
12 Months or Longer	$9,126	$4,861

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.
Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $4,115 million and $5,076 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2023 and 2022, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,969 million and $4,901 million as of December 31, 2023 and 2022, respectively. A liability to return collateral received of $4,115 million and $5,076 million is included in “Cash collateral held for loaned securities” as of December 31, 2023 and 2022, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $1,850 million and $2,912 million were invested in “Cash and short-term investments” as of December 31, 2023 and 2022, respectively. This collateral is not restricted. The fair value of the securities on loan was $1,801 million and $2,812 million as of December 31, 2023 and 2022, respectively. A liability to return collateral received of $1,850 million and $2,916 million (which includes $0 million and $4 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2023 and 2022, respectively. Additionally, assets and a cash collateral liability of $6 million and $7 million were received for unaffiliated lending as of December 31, 2023 and 2022, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2023	December 31, 2022
	(in millions)
Securities Lending:
Open	$4,066	$5,029
30 Days or Less	49	47
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$4,115	$5,076
Securities Received	—	—
Total Collateral Received	$4,115	$5,076

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $3,888 million and $4,857 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2023 and 2022, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
The Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used as of both December 31, 2023 and 2022.
Collateral Reinvestment

The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2023		December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	1,371	1,355	1,352	1,323
31 to 60 Days	284	283	168	168
61 to 90 Days	268	268	126	126
91 to 120 Days	34	34	125	124
121 to 180 Days	165	164	134	134
181 to 365 Days	513	510	606	599
1 to 2 years	1,207	1,198	1,504	1,476
2 to 3 years	57	56	910	885
Greater than 3 years	22	20	25	22
Subtotal	$3,921	$3,888	$4,950	$4,857
Securities Received	—	—	—	—
Total Collateral Reinvested	$3,921	$3,888	$4,950	$4,857

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

The Company had no securities lending transactions that extend beyond one year from the reporting date as of both December 31, 2023 and 2022.

Repurchase Agreements Transactions Accounted for as Secured Borrowing
For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2023, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2023		December 31, 2022
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$3,576	$3,453	$5,147	$3,148
Overnight	3,097	—	—	—
2 Days to 1 Week	224	—	—	—
>1 Week to 1 Month	175	105	—	—
>1 Month to 3 Months	105	—	—	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2023		December 31, 2022
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$3,765	$—	$3,325
Fair Value	3,941	3,606	5,178	3,189
The securities acquired were bonds with a designation of NAIC 1 with a BACV of $3,717 million and $3,325 million and a fair value of $3,559 million and $3,189 million as of December 31, 2023 and 2022, respectively. The securities acquired were bonds with a designation of NAIC 2 with a BACV of $48 million and $0 million and a fair value of $47 million and $0 million as of December 31, 2023 and 2022, respectively.
The following table sets forth the collateral received as of the dates indicated:

	December 31, 2023		December 31, 2022
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$3,839	$3,558	$5,147	$3,148
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2023 and 2022.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2023	December 31, 2022
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$3,440	$3,148
30 Days or Less	118	—
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2023		December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$1,146	$1,132	$838	$820
31 to 60 Days	237	237	104	104
61 to 90 Days	224	224	78	78
91 to 120 Days	28	28	77	77
121 to 180 Days	138	137	83	83
181 to 365 Days	429	426	376	371
1 to 2 Years	1,009	1,001	933	915
2 to 3 Years	48	47	564	549
Greater than 3 Years	19	17	15	14
The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2023		December 31, 2022
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$3,839	$3,558	$5,147	$3,148
Securities Collateral (FV)	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.
The company did not have any reverse repurchase agreements transactions accounted for as secured borrowing as of both December 31, 2023 and 2022.

5E. Real Estate
The Company recorded $5 million of net losses and $42 million of net gains on the sale of real estate for the years ended December 31, 2023 and 2022, respectively. There were $14 million and $5 million impairment losses recognized on real estate for the years ended December 31, 2023 and 2022, respectively.
The Company classified $207 million and $231 million as real estate occupied by the Company as of December 31, 2023 and 2022, respectively.
The Company classified $90 million (less $48 million of encumbrances) and $103 million (less $97 million of encumbrances) as real estate held for the production of income as of December 31, 2023 and 2022, respectively.
The Company did not classify any real estate as held for sale as of December 31, 2023 or 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

5F.     Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2023		December 31, 2022
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$481	4.7%	$322	3.5%
Joint venture and limited partnerships interests in common stock	8,305	80.8	7,430	80.4
Joint venture and limited partnerships interests in fixed income	279	2.7	293	3.2
Joint venture and limited partnerships interests - other	531	5.2	619	6.7
Subtotal - Other invested assets	$9,596	93.4%	$8,664	93.8%
Receivables for Securities	184	1.8	210	2.3
Cash collateral for variation margin	489	4.8	364	3.9
Total Other invested assets	$10,269	100.0%	$9,238	100.0%

5G.     Other Investment Disclosures
Troubled Debt Restructuring
The Company did not have restructured mortgage loans as of December 31, 2023 or 2022.
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

The Company did not have reverse mortgages as of December 31, 2023 or 2022.

Low-Income Housing Tax Credits
The Company had $7 million, $16 million and $34 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2023, 2022 and 2021, respectively. The Company had $225 million of LIHTC property investments as of both December 31, 2023 and 2022. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 5 investments, 6-10 years – 3 investments, over 10 years – 0 investments as of December 31, 2023 and 0-5 years - 3 investments, 6-10 years - 3 investments, over 10 years - 0 investments as of December 31, 2022. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impairments on LIHTC property investments for both the years ended December 31, 2023 and 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2023
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	4,395	—	1,815	—	6,210	—	6,210	2.0%	2.1%
Subject to repurchase agreements	3,765	—	—	—	3,765	—	3,765	1.2%	1.2%
Subject to reverse repurchase agreements	—	—	100	—	100	—	100	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	504	—	—	—	504	—	504	0.2%	0.2%
FHLB capital stock	144	—	—	—	144	—	144	0.1%	0.1%
On deposit with state (1)	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,897	—	—	—	2,897	—	2,897	1.0%	1.0%
Pledged as collateral not captured in other categories	22,249	—	321	—	22,570	—	22,570	7.4%	7.5%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$33,959	$—	$2,236	$—	$36,195	$—	$36,195	11.9%	12.1%
(1) Revised to correct amounts reported in the 2023 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2023
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$2,785	$—	$321	$—	$3,106	$—	$3,106	1.0%	1.0%
Funded Reinsurance Pledged Collateral	1,548	—	—	—	1,548	—	1,548	0.5%	0.5%
Guaranteed Cost Trust	402	—	—	—	402	—	402	0.1%	0.1%
Reinsurance Trust Assets	17,514	—	—	—	17,514	—	17,514	5.8%	5.9%
Total	$22,249	$—	$321	$—	$22,570	$—	$22,570	7.4%	7.5%
The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2023
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,140	$2,140	1.4%	1.4%
Bonds	3,681	3,708	2.4%	2.5%
Mortgage loans (1)	5,013	4,645	3.3%	3.4%
Preferred stocks	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	11	11	0.0%	0.0%
Other	70	754	0.0%	0.0%
Total General Account (1)	$10,915	$11,258	7.1%	7.3%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$1,782	$1,782	1.1%	1.1%
Bonds	82	563	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	248	0.0%	0.0%
Total Separate Account	$1,864	$2,593	1.2%	1.2%
(1) Revised to correct amounts reported in the 2023 annual statement.

	December 31, 2023
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$7,673	5.8%
Recognized Obligation to Return Collateral Asset (Separate Account)	$1,856	1.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2022
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	5,823	—	2,837	—	8,660	—	8,660	2.8%	2.9%
Subject to repurchase agreements	3,325	—	—	—	3,325	—	3,325	1.1%	1.1%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	471	—	—	—	471	—	471	0.2%	0.2%
FHLB capital stock	149	—	—	—	149	—	149	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,161	—	—	—	3,161	—	3,161	1.0%	1.1%
Pledged as collateral not captured in other categories	20,315	—	180	—	20,495	—	20,495	6.7%	6.8%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$33,249	$—	$3,017	$—	$36,266	$—	$36,266	11.8%	12.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2022
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$1,300	$—	$180	$—	$1,480	$—	$1,480	0.5%	0.5%
Funded Reinsurance Pledged Collateral	2,021	—	—	—	2,021	—	2,021	0.7%	0.7%
Reinsurance Trust Assets	16,994	—	—	—	16,994	—	16,994	5.5%	5.6%
Total	$20,315	$—	$180	$—	$20,495	$—	$20,495	6.7%	6.8%
The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2022
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$1,059	$1,069	0.7%	0.7%
Bonds	21,529	19,846	14.0%	14.7%
Mortgage loans	5,417	4,974	3.5%	3.7%
Preferred stocks	2	2	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	12	11	0.0%	0.0%
Other	2,178	2,753	1.4%	1.5%
Total General Account	$30,197	$28,655	19.6%	20.6%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,780	$2,780	1.8%	1.8%
Bonds	112	1,070	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	294	0.0%	0.0%
Total Separate Account	$2,892	$4,144	1.9%	1.9%

	December 31, 2022
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$8,224	6.2%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,919	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $54 million, $62 million and $63 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company had $11 million, $0 million and $0 million interest on mortgage loans over ninety days due for the years ended December 31, 2023, 2022 and 2021, respectively.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is nonadmitted and excluded from “Net investment income.” There was no nonadmitted due and accrued rental income on real estate for the years ended December 31, 2023, 2022 and 2021.

Other invested assets had no nonadmitted due and accrued income for the years ended December 31, 2023, 2022 and 2021.
The following table sets forth accrued investment income as of December 31:

	2023	2022
	($ in millions)
Net Admitted	$972	$948
Nonadmitted	2	4
Gross accrued investment income	$974	$952
The Company did not have aggregate deferred interest for the year ended December 31, 2023.
The Company had $1 million cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance for the year ended December 31, 2023.
The following table sets forth “Net investment income” for the years ended December 31:

	2023	2022	2021
	(in millions)

Bonds	$3,888	$3,611	$3,589
Stocks	223	354	203
Mortgage loans	784	758	858
Contract loans	93	80	140
Cash, cash equivalents, and short-term investments	219	111	15
Other investments	1,246	1,125	1,000
Total gross investment income	6,453	6,039	5,805
Less investment expenses	(969)	(781)	(670)
Net investment income before amortization of IMR	5,484	5,258	5,135
Amortization of IMR	(111)	7	128
Net investment income	$5,373	$5,265	$5,263

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2023	2022	2021
	(in millions)

Bonds	$(497)	$(900)	$199
Stocks	(5)	287	14
Mortgage loans	(26)	(88)	111
Derivative instruments	(594)	(1,638)	(357)
Other invested assets	(167)	25	(8)
Gross realized capital gains (losses)	(1,289)	(2,314)	(41)
Capital gains tax	181	226	(28)
IMR transfers, net of tax	762	2,174	71
Net realized capital gains (losses)	$(346)	$86	$2

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2023
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$40	$40	$91	$7
Total	$40	$40	$91	$7

	December 31, 2022
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$53	$53	$99	$1
Total	$53	$53	$99	$1

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2023 and 2022, these commitments were $5,025 million and $4,365 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $2,160 million and $4,873 million at December 31, 2023 and 2022, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2023 and 2022, financial guarantees issued by the Company were $77,697 million and $84,339 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2023 and 2022, such contracts in force carried a total guaranteed value of $77,697 million and $84,338 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $72,898 million and $77,693 million at December 31, 2023 and 2022, respectively.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2023			December 31, 2022
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	32	$364	$356	33	$234	$241
LB&SS	11	32	29	14	28	26
Preferred stock	4	87	100	4	81	89
Total	47	$483	$485	51	$343	$356

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended December 31:

	2023		2022		2021
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	31	32	151	111	201	148
Aggregate Amount of investment income	$4	$6	$40	$16	$92	$58

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 18, 2024, the date these audited financial statements were issued.
There were no Type 1 subsequent events to report.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 18, 2024, the date these audited financial statements were issued.
As of July 2023, the Company's subsidiaries PLAZ and Pruco Life Insurance Company of New Jersey (“PLNJ”) entered into an agreement with Somerset Reinsurance Ltd. (“Somerset Re”) to coinsure a closed block of Guaranteed Universal Life (“GUL”) policies to Prudential Universal Reinsurance Entity Company (“PURE”), a newly formed wholly owned subsidiary of the Company, with retrocession by PURE of such liabilities on a modified coinsurance basis, to Somerset Re. In March 2024, PLAZ and PLNJ closed the transaction effective as of January 1, 2024. The Company expects an immaterial impact to surplus.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

7.    REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2023	2022	2021
	(in millions)
Premiums:
Direct	$24,453	$31,094	$26,693
Assumed	12,368	12,121	13,176
Ceded	16,327	18,298	6,640

The Company does not have reinsurance agreements under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits as of December 31, 2023, 2022 and 2021.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits for individual life and retirement were $0 million and $9,987 million as of December 31, 2023, respectively, $1,216 million and $8,200 million as of December 31, 2022, respectively*, and $0 million and $0 million as of December 31, 2021, respectively.

*Prior period amounts have been updated to conform to current period presentation.

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2023, 2022 and 2021 as a result of uncollectible or commutated reinsurance with respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2023	2022	2021	2023	2022	2021
	(in millions)
Claims incurred	$12	$—	$—	$—	$—	$—
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	—	—	—	—
Other	—	—	—	—	—	—
Company:
Scottish Re (U.S.), Inc	12	—	—	—	—	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectible reinsurance.

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2023	2022	2021	2023	2022	2021
	(in millions)
Assumed from affiliated insurers (1)	$36,385	$34,880	$33,703	$6,679	$7,292	$7,532
Assumed from unaffiliated insurers (1)	20,257	21,042	20,176	5,689	4,829	5,643
Total reinsurance assumed	$56,642	$55,922	$53,879	$12,368	$12,121	$13,175

Ceded to affiliated insurers	$61,877	$63,362	$61,489	$2,261	$4,813	$2,201
Ceded to unaffiliated insurers	18,420	11,214	3,047	14,066	13,485	4,439
Total reinsurance ceded	$80,297	$74,576	$64,536	$16,327	$18,298	$6,640
(1) Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2023	2022	2021	2023	2022	2021
	(in millions)
Assumed:
DART	$245	$235	$224	$139	$128	$110
GUL Re	129	120	116	93	86	81
Term Re	525	501	476	364	336	305
PURC	212	193	177	131	116	104
PARU	1,078	1,049	1,023	591	547	528
PAR Term	376	395	406	305	313	286
PARCC	590	675	715	461	551	601
PLAZ	81	78	281	67	281	246
PLNJ	51	50	51	45	44	46
Lotus Re	42	40	—	33	31	—
Affiliated total	3,329	3,336	3,469	2,229	2,433	2,307
Unaffiliated	16,485	17,045	16,435	821	888	936
Unaffiliated total	16,485	17,045	16,435	821	888	936
Total	$19,814	$20,381	$19,904	$3,050	$3,321	$3,243

Ceded:
PLAZ	$12,658	$13,093	$12,352	$328	$360	$380
Lotus Re	2,293	2,314	—	227	2,732	—
PURE	7	—	—	7	—	—
Affiliated total	14,958	15,407	12,352	562	3,092	380
Unaffiliated	2,619	2,754	2,798	1,424	1,437	1,567
Unaffiliated total	2,619	2,754	2,798	1,424	1,437	1,567
Total	$17,577	$18,161	$15,150	$1,986	$4,529	$1,947

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford GUL business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance (“ILI”) and Talcott Life Insurance Company, formerly known as Hartford Life Insurance Company, entities) that is classified as GUL. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $460 million gain. These policies were then reinsured from PLAZ to Lotus Re as mentioned below.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Lotus Re

Effective January 1, 2022, the Company entered into an agreement with Lotus Re, an affiliate reinsurance company, to reinsure variable life policies. The structure is coinsurance/modified coinsurance, with 90% of risk covered by Lotus Re and PICA retaining 10% under the agreement. In addition, the Company entered into a YRT agreement with Lotus Re, also effective January 1, 2022, under which Lotus Re cedes mortality risk for variable life policies back to the Company. The amount ceded from Lotus Re to the Company and the reinsurance premiums are a full passthrough to replicate the amounts covered under various YRT agreements between the Company and third-party reinsurers. Settlement of $3.2 billion was in-kind and is therefore reflected within the non-cash disclosure on the Statutory Statements of Cash Flows. As a result of this transaction, the Company recorded an $830 million deferred reinsurance gain as of December 31, 2022.

PURE

Effective October 1, 2023, the Company entered into a coinsurance agreement with PURE, a subsidiary of the Company, to reinsure 10% of mortality risk on MyLegacy policies, which represent single-premium universal life policies.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2023	2022	2021	2023	2022	2021
	(in millions)
Ceded:
PLIC	$46,919	$47,955	$49,137	$1,667	$1,692	$1,782
Affiliated total	$46,919	$47,955	$49,137	$1,667	$1,692	$1,782

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2023	2022	2021	2023	2022	2021
	(in millions)
Assumed:
PLNJ	$337	$394	$447	$307	$62	$91
Affiliated total (1)	337	394	447	307	62	91
Unaffiliated (1)	1,179	1,524	1,512	7	18	17
Unaffiliated total	1,179	1,524	1,512	7	18	17
Total	$1,516	$1,918	$1,959	$314	$80	$108
(1) Prior period amounts have been updated to conform to current period presentation.

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company.

Effective February 1, 2023, PLNJ began selling indexed variable annuities products, which the Company reinsured through the existing reinsurance agreement under modified coinsurance. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts assumed by the Company.

The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Wilton Re and Everlake (former Allstate block of business) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Wilton Re and Everlake included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

FLIAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with FLIAC for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis. On April 1, 2022, FLIAC (formerly PALAC) was sold to Fortitude Re and is no longer considered an affiliate of the Company.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2023	2022	2021	2023	2022	2021
	(in millions)
Assumed:
PLAZ	$2	$2	$3	$—	$—	$—
Affiliated total	2	2	3	—	—	—
Unaffiliated	2,585	2,465	2,323	4,860	3,924	4,693
Unaffiliated total	2,585	2,465	2,323	4,860	3,924	4,693
Total	$2,587	$2,467	$2,326	$4,860	$3,924	$4,693

Ceded:
Unaffiliated	$9,977	$—	$—	$8,981	$—	$—
Unaffiliated total	9,977	—	—	8,981	—	—
Total	$9,977	$—	$—	$8,981	$—	$—

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2023, the Company has reserves of $421 million to cover the asset and longevity risk associated with the pension benefits.

Prismic Re

In September 2023, the Company entered into an agreement with Prismic Re to reinsure approximately $10 billion of reserves for certain structured settlement annuity contracts issued by the Company effective September 2023. These contracts represent approximately 70% of the Company’s in-force structured settlement annuities business. As a result of this transaction, the Company recorded a day 1 loss of $861 million, of which $808 million was recognized through net income and $53 million was recorded as a deferred reinsurance loss as of December 31, 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2023	2022	2021	2023	2022	2021
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$24,984	$23,412	$21,727	$3,430	$3,704	$3,716
Prudential Gibraltar Financial Life Insurance Co., Ltd	7,733	7,736	7,955	713	1,091	1,413
Affiliated total	$32,717	$31,148	$29,682	$4,143	$4,795	$5,129

Ceded:
Prudential Seguros Mexico, S.A. de C.V.	$—	$—	$—	$32	$29	$29
Affiliated total	—	—	—	32	29	29
Unaffiliated	—	—	—	4	4	4
Unaffiliated total	—	—	—	4	4	4
Total	$—	$—	$—	$36	$33	$33

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd (“PGFL”). For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $13.7 billion and $13.3 billion related to this trust arrangement were on deposit with trustees as of December 31, 2023 and December 31, 2022, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2023	2022	2021	2023	2022	2021
	(in millions)
Assumed:
Unaffiliated	$7	$7	$7	$—	$—	$1
Unaffiliated total	$7	$7	$7	$—	$—	$1

Ceded:
Unaffiliated	$273	$250	$238	$2,952	$3,122	$2,867
Unaffiliated total	$273	$250	$238	$2,952	$3,122	$2,867

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2023	2022	2021	2023	2022	2021
	(in millions)
Assumed:
Unaffiliated	$1	$1	$1	$1	$1	$1
Unaffiliated total	1	1	1	1	1	1
Total	$1	$1	$1	$1	$1	$1

Ceded:
Prudential Life Insurance Company of Taiwan Inc.	$—	$—	$—	$—	$—	$10
Affiliated total	—	—	—	—	—	10
Unaffiliated	5,551	8,210	11	705	8,922	1
Unaffiliated total	5,551	8,210	11	705	8,922	1
Total	$5,551	$8,210	$11	$705	$8,922	$11

Effective April 2022, in connection with the Full Service Retirement business sale, the Company entered into separate agreements with external counterparties, Empower and Empower Life & Annuity Insurance Company of New York to reinsure a portion of its Full Service Retirement business. The company ceded 100% of separate account liabilities under modified coinsurance and 100% of general account liabilities under coinsurance of its Full Service Retirement business. The Company's Full Service Retirement business separate accounts consist of market value and stable value separate accounts, and the Full Service general account products consist of individual annuities, stable value accumulation funds and a stable value wrap product known as a synthetic guaranteed investment contract. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from the Company to Empower and any such novated contracts shall cease to be reinsured under this agreement. As a result of this transaction, the Company recorded a $222 million reinsurance gain at the time of transaction of which $175 million was reflected as a deferred reinsurance gain as of December 31, 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 37 years and 38 years, as of December 31, 2023 and 2022, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate forwards, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components for hedge relationships the Company has are recognized in “Net investment income” and amortized over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, forwards, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Equity Contracts
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and SOFR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-USD denominated businesses, international operations, and investments. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company, from time to time, uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on certain index references with notional amounts of $2,160 million and $4,873 million, reported at fair value as an asset of $26 million and a liability of $46 million as of December 31, 2023 and 2022, respectively. As of December 31, 2023, these credit derivatives’ notionals had the following NAIC ratings: $47 million in NAIC 1, $1,872 million in NAIC 3, and $241 million in NAIC 6. As of December 31, 2022, these credit derivatives’ notionals had the following NAIC ratings: $49 million in NAIC 1, $4,564 million in NAIC 3, and $260 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.
The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 24 years. These credit derivatives are accounted for as RSATs.
In addition to writing credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of both December 31, 2023 and 2022, the Company had no outstanding contracts where it had purchased credit protection.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $195 million and $385 million as of December 31, 2023 and 2022, respectively.
The net fair value of securities pledged as collateral by the Company was $1,768 million and $217 million as of December 31, 2023 and 2022, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2023 and 2022:

	Derivatives Financial Instruments
	December 31, 2023			December 31, 2022
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$3,317	$144	$144	$1,903	$18	$18
Liabilities	$1,651	$139	$138	$236	$5	$5
Swaps:
Assets	40,382	3,185	3,202	41,091	3,971	4,218
Liabilities	31,837	2,606	2,867	31,990	2,411	2,625
Forwards:
Assets	1,537	23	44	2,254	25	137
Liabilities	5,052	175	263	4,490	265	406
Futures:
Assets	1,586	30	2	1,971	5	3
Liabilities	5,203	—	24	4,363	—	19
Totals:
Assets	$46,822	$3,382	$3,392	$47,219	$4,019	$4,376
Liabilities	$43,743	$2,920	$3,292	$41,079	$2,681	$3,055
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2023:

Fiscal Year	Premium Payments Due
2024	$25
2025	—
2026	—
2027	—
Thereafter	—
Total Future Settled Premiums	$25

	December 31, 2023	December 31, 2022
	(in millions)
Undiscounted Future Premium Commitments	$25	$25
Derivative Fair Value With Premium Commitments	(23)	(17)
Derivative Fair Value Excluding Impact of Future Settled Premiums	2	8

The table below summarizes the applicable excluded component data as of December 31, 2023:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(60)	$—	$—	$(330)	$(8)	$(312)

The table below summarizes the applicable excluded component data as of December 31, 2022:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(54)	$—	$—	$(328)	$(3)	$(318)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

9.    INCOME TAXES

The application of SSAP 101, requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2023 and 2022.

9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$6,587	$106	$6,693	$7,003	$332	$7,335	$(416)	$(226)	$(642)
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	6,587	106	6,693	7,003	332	7,335	(416)	(226)	(642)
DTA Nonadmitted	1,093	—	1,093	1,538	95	1,633	(445)	(95)	(540)
Subtotal (Net Admitted Adjusted Gross DTA)	5,494	106	5,600	5,465	237	5,702	29	(131)	(102)
DTL	3,341	161	3,502	3,653	191	3,844	(312)	(30)	(342)
Net Admitted DTA	$2,153	$(55)	$2,098	$1,812	$46	$1,858	$341	$(101)	$240

	December 31, 2023	December 31, 2022
	(in millions)
Change in Net DTA	$(300)	$1,200
Less: Change in Net DTL on unrealized (gains)/losses	54	307
Less: Shared based payment adjustment	—	—
Less: Other deferred booked to surplus	—	284
Change in net deferred income tax	$(354)	$609

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The components of the admission calculation are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$23	$23	$—	$46	$46	$—	$(23)	$(23)
Admitted pursuant to 11.b. (Realization)	2,075	—	2,075	1,813	—	1,813	262	—	262
Realization per 11.b.i	4,211	—	4,211	4,363	—	4,363	(152)	—	(152)
Limitation per 11.b.ii			2,075			1,813			262
Admitted pursuant to 11.c	3,419	83	3,502	3,652	191	3,843	(233)	(108)	(341)
Total Admitted pursuant to SSAP No. 101	$5,494	$106	$5,600	$5,465	$237	$5,702	$29	$(131)	$(102)

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2023	December 31, 2022
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	786.29%	690.27%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$19,695	$16,954

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$6,587	$106	$7,003	$332	$(416)	$(226)
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	5,494	106	5,465	237	29	(131)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company's tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no deferred tax liabilities that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2023	2022	2021	2023-2022	2022-2021
	(in millions)
Federal	$(42)	$953	$588	$(995)	$365
Foreign	4	3	3	1	—
Subtotal	(38)	956	591	(994)	365
Federal income tax on net realized capital gains (losses)	(181)	(226)	28	45	(254)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$(219)	$730	$619	$(949)	$111

DTAs Resulting from Book/Tax Differences:

	2023	2022	Change
	(in millions)
Ordinary:
Insurance Reserves	$2,043	$2,361	$(318)
Policyholder Dividends	223	218	5
Deferred Acquisition Costs	455	463	(8)
Employee Benefits	598	628	(30)
Invested Assets	3,092	3,155	(63)
Nonadmitted Assets	120	118	2
Other Deferred Tax Assets	56	60	(4)
Subtotal	6,587	7,003	(416)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,093	1,538	(445)
Total admitted ordinary DTA	5,494	5,465	29
Capital:
Invested Assets – Bonds, Stocks, & Other	45	174	(129)
Unrealized Capital (Gains)/Losses	61	158	(97)
Subtotal	106	332	(226)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	95	(95)
Total admitted capital DTA	106	237	(131)
Total admitted DTA (Ordinary and Capital)	$5,600	$5,702	$(102)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

DTLs Resulting from Book/Tax Differences:

	2023	2022	Change
	(in millions)
Ordinary:
Insurance Reserves	$653	$761	$(108)
Invested Assets - Derivatives & Other	2,609	2,653	(44)
Unrealized Capital (Gains)/Losses	47	199	(152)
Other	32	40	(8)
Subtotal	3,341	3,653	(312)
Capital:
Invested Assets - Bonds, Stocks, & Other	161	191	(30)
Subtotal	161	191	(30)
Total DTLs	$3,502	$3,844	$(342)

Net DTAs/DTLs	$2,098	$1,858	$240

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2023	2022	2021	2023-2022	2022-2021
	(in millions)
Expected federal income tax expense	$158	$(69)	$318	$227	$(387)
Non taxable investment income (1)	(89)	(95)	(78)	6	(17)
Tax credits	(48)	(47)	(36)	(1)	(11)
Items in equity	82	74	106	8	(32)
IMR (1)	47	(53)	(6)	100	(47)
Deferred ceding allowance	(16)	211	2	(227)	209
Sale of subsidiary	(16)	113	—	(129)	113
Prior Period Adjustment - Reserve	16	—	—	16	—
Prior year true-up (1)	(4)	(12)	12	8	(24)
Change in law	—	—	4	—	(4)
Other amounts	5	(1)	—	6	(1)
Total incurred income tax expense	$135	$121	$322	$14	$(201)

(1) Prior period amounts have been updated to conform to current period presentation.

Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries, interest maintenance reserve (IMR) and the U.S. Dividends Received Deduction (“DRD”). The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $22 million of the total $89 million of 2023 non-taxable investment income, $22 million of the total $95 million of 2022 non-taxable investment income, and $21 million of the total $78 million of 2021 non-taxable investment income. The DRD for the current period was estimated using information from 2022, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $67 million of tax benefit for 2023 is driven by $39 million related to common stock earnings of subsidiaries, $11 million of tax-exempt interest, and other adjustments. For 2022, $73 million of tax benefit is driven by $60 million related to common stock earnings of subsidiaries, $16 million of tax-exempt interest, and other adjustments. For 2021, $57 million of tax benefit is driven by $34 million related to common stock earnings of subsidiaries, $16 million of tax-exempt interest, and other adjustments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Interest Maintenance Reserve (IMR) - This item is designed to defer realized capital gains & losses that result from the sale of fixed income investments resulting from changes in the overall level of interest rates. Per SSAP No. 7, the gains and losses are amortized into investment income over the expected remaining life of the investments sold. The deferral of the gains for book purposes is not allowed for tax. Therefore, the deferred gain and the corresponding amortization are reversed for tax.

Deferred Ceding Allowance - SSAP 61R requires that any initial gains or increase in surplus resulting from reinsurance agreements be deferred. Recognition of the gain is reflected as earnings emerge from the business reinsured. The deferred gain is recognized for tax purposes on day 1 and subsequent recognition in pre-tax is reversed for tax.

Sale of Subsidiary - This line item represents the inclusion of the taxable gain on sale of PRIAC, PICA's former subsidiary, to EAICA booked to surplus.

Low-Income Housing and Other Tax Credits - These amounts include credits within the U.S. tax code for the development of affordable housing aiming at low-income Americans, as well as foreign tax credits.

Prior Period Adjustment – Reserve - This item relates to the prior period adjustment from an overstatement of Future Policy benefits and claims recorded to surplus. Please refer to Note 2 for further details.

Changes in Tax Law - The CARES Act - On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with NOL originating in 2020, 2019 or 2018 to carry back those losses for up to five years. With the filing of the 2020 tax return during 2021, the Company has recorded an income tax expense of $4 million to true-up the income tax benefit from carrying back the 2018 NOL.

9E.     Additional Tax Disclosures
1.The amounts, origination dates and expiration dates of operating loss and tax credit carry forwards available for tax purposes:

At December 31, 2023, the Company had no net operating loss and no tax credit carry forwards.

2.The following is income tax incurred for 2021, 2022 and 2023 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2021	$—	$268	$268
2022	—	—	—
2023	—	—	—
Total	$—	$268	$268
3.The aggregate amount of deposits admitted under IRC § 6603 is $0.

9F.     The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company’s unrecognized tax benefits were $8 million for the years ended December 31, 2023, 2022 and 2021. The Company cannot predict with reasonable accuracy whether there will be any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2023, 2022 and 2021, the Company recognized $0 million, $1 million and $1 million, respectively, in the statement of operations and in the statement of financial positions for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2023 are 2014 through 2023.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

9G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.
For purposes of the CAMT, PICA is an applicable reporting entity with a tax allocation agreement exclusion. Thus, the Company will not be subject to any CAMT impact for statutory reporting purposes.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	PREI Acquisition II, Inc.
Braeloch Holdings, Inc.	PREI International, Inc.
Braeloch Successor Corporation	Pruco Life Insurance Company (Arizona)
Capital Agricultural Property Services, Inc.	Pruco Life Insurance Company of NJ
Colico II, Inc.	Prudential Annuities Distributors, Inc.
Colico, Inc.	Prudential Annuities Information Services & Technology Corporation
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Captive Co.
Gibraltar International Insurance Services Company Inc.	Prudential Arizona Reinsurance Term Company
Gibraltar Universal Life Reinsurance Company	Prudential Arizona Reinsurance Universal Co.
Graham Resources, Inc.	Prudential Financial, Inc. (Parent)
Graham Royalty, Ltd.	Prudential IBH Holdco, Inc.
Lotus Reinsurance Company Ltd.	Prudential International Insurance Holding, Ltd.
New Street Investments Corporation	Prudential Legacy Insurance Company of New Jersey
Orchard Street Acres Inc	Prudential Securities Secured Financing Corporation
PGIM Foreign Investment, Inc.	Prudential Structured Settlement Company
PGIM International Financing Inc	Prudential Term Reinsurance Company
PGIM Private Placement Investors, Inc.	Prudential Trust Company
PGIM Real Estate Finance Holding Company	Prudential Universal Reinsurance Company
PGIM Real Estate Loan Services, Inc.	Prudential Universal Reinsurance Entity Company
PGIM REF Intermediary Services Inc	SMP Holdings, Inc.
PGIM Strategic Investments, Inc.	SVIIT Holdings, Inc.
PGIM Warehouse, Inc.	The Prudential Assigned Settlement Services, Inc.
PGIM, Inc.	The Prudential Home Mortgage Company, Inc.
PGLH of Delaware, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
PREI Acquisition I, Inc.	Vantage Casualty Insurance Company

9H.     Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over 8 years. The Company made payments of $0.8 million, $0.4 million, and $0.4 million in 2023, 2022, and 2021, respectively, and expects to pay $2 million during the next two years to satisfy the RTT liability.
9I.     The Company did not have AMT credit carryforward as of December 31, 2022 or December 31, 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.     The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2023 and 2022.
10B.    The Company reported a receivable from parents, subsidiaries and affiliates of $235 million and $291 million at December 31, 2023 and 2022, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $89 million and $495 million at December 31, 2023 and 2022, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.    The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

The Company pays commissions and certain other fees to its affiliate, Prudential Annuities Distributors, Inc. (“PAD”), in consideration for PAD's marketing and underwriting of the Company's products. Commission expenses were $3 million, $3 million and $5 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company has a revenue sharing agreement with PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Prudential Series Fund. Income received from PGIM Investments related to this agreement was $32 million, $33 million and $16 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company has a service agreement with PGIM, Inc. whereby PGIM performs investment advisory services. Investment advisory fees paid to PGIM, Inc. from the Company under affiliated agreements were $247 million, $272 million and $302 million for the years ended December 31, 2023, 2022 and 2021, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2023:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$574	S2	10/31/2023	$515	N	I
Colico, Inc.	100%	2,185	S2	10/31/2023	2,003	N	I
Orchard Street Acres, Inc.	100%	1,290	S2	10/31/2023	1,034	N	I
Prudential Realty Securities, Inc. (Common)	100%	569	S2	12/12/2023	553	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	12/12/2023	—	N	I
PGIM Loan Originator	73%	227	S2	12/12/2023	165	N	I
Prudential Annuities Distributors, Inc.	100%	26	S1	12/12/2023	N/A	N	I
New Street Investments Corporation	30%	30	N/A	In Process	N/A	N/A	N/A
DRYDEN CORE FUND MM SER MMMF Core Ultra	—%	46	N/A	In Process	N/A	N/A	N/A
AST AST Bond Portfolio 2034	—%	1	N/A	In Process	N/A	N/A	N/A
AST Bond Portfolio 2033	—%	1	N/A	In Process	N/A	N/A	N/A
PGIM STRATEGIC PGIM CORP BD FUND	—%	9	N/A	In Process	N/A	N/A	N/A
PGIM STRATEGIC PRU GLOBAL ABSOLUTE RETUR	—%	31	N/A	In Process	N/A	N/A	N/A
PGIM STRATEGIC PGIM SECURITIZED CR FD	—%	28	N/A	In Process	N/A	N/A	N/A
PGIM ETF TR PGIM ACTIVE HIGH YIELD BD ET	—%	21	N/A	In Process	N/A	N/A	N/A
PGIM ETF TR PGIM ACT AGGRG BOND ETF	—%	20	N/A	In Process	N/A	N/A	N/A
PGIM ETF TR PGIM Total Return Bond ETF	—%	19	N/A	In Process	N/A	N/A	N/A
PGIM ETF TR PGIM Floating Rate Income ET	—%	24	N/A	In Process	N/A	N/A	N/A
PGIM STRATEGIC EM DEBT LOCAL CURRENCY FU	—%	20	N/A	In Process	N/A	N/A	N/A
Prudential Total Rtrn Bond A PGIM ESG SH	—%	26	N/A	In Process	N/A	N/A	N/A
PRUDENTIAL INVT PORTFOLIO PGIM Private R	—%	84	N/A	In Process	N/A	N/A	N/A
PGIM Private Credit Fund Class I	—%	117	N/A	In Process	N/A	N/A	N/A
Total SSAP No. 97 8b(iii) Entities		$5,348			$4,270
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

The Company did not have an investment in an insurance SCA for which the statutory capital and surplus differed from the NAIC SAP as a result of using a permitted practice as of December 31, 2023. Please refer to Note 1 for a description of all permitted and prescribed practices.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2023
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount (1)	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$—	6.90%	6.90%	None	$4

1. There was no Accrued Interest as of December 31, 2023.

(1) Revised to correct amounts reported in the 2023 annual statement.

December 31, 2022
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
Pru Funding LLC - ST	02/17/2022	Cash	75	—	0.39%	0.39%	None	—
Pru Funding LLC - ST	04/13/2022	Cash	250	—	0.72%	0.72%	None	—
Pru Funding LLC - ST	05/04/2022	Cash	180	—	1.12%	1.12%	None	—
Pru Funding LLC - ST	05/04/2022	Cash	70	—	0.63%	0.63%	None	—
Pru Funding LLC - ST	Various	Cash	170	—	1.13%	1.13%	None	—
Pru Funding LLC - ST	Various	Cash	170	—	1.23%	1.23%	None	—
Pru Funding LLC - ST	05/09/2022	Cash	150	—	1.19%	1.19%	None	—
Pru Funding LLC - ST	05/13/2022	Cash	100	—	1.16%	1.16%	None	—
Pru Funding LLC - ST	Various	Cash	400	—	3.40%	3.40%	None	—
Pru Funding LLC - ST	11/03/2022	Cash	100	—	4.20%	4.20%	None	—
Pru Funding LLC - ST	Various	Cash	300	—	4.15%	4.15%	None	—

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2022.

There were no scheduled principal repayments on debt as of December 31, 2023.

There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

11B.     Federal Home Loan Bank Funding Agreements
    The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $144 million and $149 million as of December 31, 2023 and 2022, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2022, the 5% limitation equates to a maximum amount of pledged assets of $7.3 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $6.2 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. As of December 31, 2023, $2.6 billion of funding agreements remain outstanding under this facility with an original maturity of seven years and rates from 1.925% to 4.510%.

The Company had pledged assets with a fair value of $3.5 billion and $3.9 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements as of December 31, 2023 and 2022, respectively. Outstanding funding agreements, totaling $2.6 billion are included in “Deposit-type contracts” as of both December 31, 2023 and 2022. The fair value of qualifying assets that were available to the Company but not pledged amounted to $1.1 billion and $2.2 billion as of December 31, 2023 and 2022, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2023	December 31, 2022
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	26	31
Activity Stock	118	118
Excess Stock	—	—
Aggregate Total	$144	$149
Actual or estimated Borrowing Capacity as Determined by the Insurer	$6,200	$6,954

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2023
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	26	—	26	—	—	—

December 31, 2022
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	31	—	31	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Collateral Pledged to FHLBNY
Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2023	$3,550	$2,897	$2,619
Total Collateral Pledged as of 12/31/2022	$3,945	$3,161	$2,619

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2023	$3,550	$2,897	$2,619
Total Collateral Pledged as of 12/31/2022	$3,945	$3,161	$2,619

Borrowing from FHLBNY
Amount as of the dates indicated:

	December 31, 2023		December 31, 2022
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements	2,619	2,628	2,619	2,628
Other	—		—
Aggregate Total	$2,619	$2,628	$2,619	$2,628

Maximum Amount during period ended December 31, 2023:

Total
(in millions)
Debt	$—
Funding Agreements	2,619
Other	—
Aggregate Total	$2,619

FHLBNY - Prepayment Obligations as of December 31, 2023:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.    The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. For some employees, benefits are based on final average earnings and length of service (the “traditional formula”), while benefits for other employees are based on an account balance that takes into consideration age, length of service and earnings during their career (the “cash balance formula”). At December 31, 2023, approximately 91% of the Company’s Pension Benefits relate to its domestic qualified pension plan, which initially determined benefits based on the traditional formula. Effective January 1, 2001, active domestic employees covered under this plan were given the option to convert from the traditional formula to the cash balance formula, and all new domestic employees began accruing benefits under the cash balance formula. As of December 31, 2023, approximately 62% and 38% of the benefit obligation under this plan relates to participants under the traditional formula (including all retirees who are receiving an annuity payment) and cash balance formula, respectively. At December 31, 2023, the vast majority of active employees under this plan are accruing benefits under the cash balance formula.
The Company provides certain health care and life insurance benefits for its retired employees, their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees are eligible to receive Other Postretirement Benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company modified the Retiree Medical Savings Account (“RMSA”) program, one of the components of Other Postretirement Benefits, in 2022. The RMSA program is no longer offered to employees hired or rehired on or after January 1, 2022, while active employees no longer receive service credits after September 1, 2022 and retirees no longer receive interest credits after December 31, 2022. In addition, effective January 1, 2023, the Company expanded the permitted uses of the RMSA by retirees and added a 25-year time limit for retirees to utilize the RMSA.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2023	2022	2023	2022
	(in millions)
Benefit obligation at the beginning of year	$(8,629)	$(11,533)	$(1,079)	$(1,379)
Service cost	(124)	(174)	(31)	(40)
Interest cost	(460)	(368)	(58)	(44)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	(294)	2,709	6	290
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	648	695	103	92
Plan amendments	(120)	—	121	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	(21)	42	(5)	2
Benefit obligation at end of year	$(9,000)	$(8,629)	$(943)	$(1,079)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Postretirement Benefits:

	Overfunded		Underfunded
	2023	2022	2023	2022
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,305)	$(1,734)
Service cost	(7)	—	—	(9)
Interest cost	(68)	—	(1)	(54)
Contributions by plan participants	(24)	—	—	(27)
Actuarial gain (loss)	(55)	—	1	343
Foreign currency exchange rate changes	—	—	—	1
Benefits paid	192	—	1	183
Plan amendments	298	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits (1)	(1,302)	—	1,297	(8)
Benefit obligation at end of year	$(966)	$—	$(7)	$(1,305)

(1) 2023 includes an adjustment to reclass certain benefit obligations from Underfunded to Overfunded.

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2023	2022	2023	2022
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(48)	$(56)
Service cost	—	—	(43)	(44)
Interest cost	—	—	(2)	(1)
Contributions by plan participants	—	—	(10)	(10)
Actuarial gain (loss)	—	—	10	12
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	51	51
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(42)	$(48)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2023	2022	2023	2022	2023	2022
	(in millions)
Fair value of plan assets at the beginning of year	$12,174	$14,672	$1,149	$1,572	$20	$23
Actual return on plan assets	775	(1,803)	150	(275)	1	(3)
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	103	92	8	9	38	40
Plan participants’ contributions	—	—	24	27	10	11
Benefits paid	(751)	(787)	(193)	(184)	(51)	(51)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$12,301	$12,174	$1,138	$1,149	$18	$20

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2023	2022	2023	2022
	(in millions)
Components
Prepaid benefit costs	$6,040	$5,903	$108	$—
Overfunded plan assets	(2,739)	(2,358)	64	—
Accrued benefit cost	(1,260)	(1,253)	(8)	96
Liability for benefits	317	174	1	(252)

Assets and liabilities recognized
Assets (nonadmitted)	3,301	3,545	172	—
Liabilities recognized	(943)	(1,079)	(7)	(156)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2023	2022	2021	2023	2022	2021	2023	2022	2021
	(in millions)

Service cost	$155	$213	$253	$7	$9	$24	$43	$44	$43
Interest cost	519	412	339	69	55	46	2	1	1
Expected return on plan assets	(890)	(871)	(804)	(84)	(100)	(100)	(1)	3	—
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	159	160	301	13	8	19	(10)	(12)	1
Prior service cost or credit	5	5	6	(6)	(7)	16	—	—	—
Gain or loss recognized due to a settlement or curtailment	25	11	1	5	(2)	—	—	—	—
Total net periodic benefit cost	$(27)	$(70)	$96	$4	$(37)	$5	$34	$36	$45

(5)    Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2023	2022	2023	2022
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$2,691	$3,235	$232	$196
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	(2)	(7)	(298)	5
Net prior service cost or credit recognized	(5)	(5)	5	8
Net gain and loss arising during period	403	(371)	(13)	31
Net gain and loss recognized	(159)	(161)	(13)	(8)
Items not yet recognized as a component of net periodic benefit cost - current year	$2,928	$2,691	$(87)	$232

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

(6)    Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2023	2022	2023	2022
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	53	60	(333)	(40)
Net recognized gains and losses	2,875	2,631	246	272

(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2023	2022	2021
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2023, 2022 and 2021:
Discount rate	5.45%	2.85%	2.55%
Expected long-term rate of return on plan assets	7.50%	6.00%	5.75%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2023, 2022 and 2021:
Discount rate	5.30%	5.45%	2.85%
Rate of compensation increase	6.25%	4.50%	4.50%
Interest crediting rate	4.95%	4.25%	4.25%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2023, 2022 and 2021 are discount rates of 5.55%, 2.75% and 2.40%, respectively, and expected long-term rate of return on plan assets of 7.75%, 7.00% and 6.75%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2023, 2022 and 2021 are discount rates of 5.20%, 5.55% and 2.75%, respectively.

(8)    The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2023 and 2022, was $9,235 million and $9,285 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2023	2022	2021
Health care cost trend rates	6.50%	6.00%	6.25%
Ultimate health care cost trend rate after gradual decrease until 2030	4.75%	4.75%	4.50%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

(10)    The expected future benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Years	Amount

(in millions)
2024	$1,054
2025	873
2026	877
2027	894
2028	896
2029-2033	4,474

(11)    The Company anticipates that it will make cash contributions in 2024 of $85 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2023 or 2022.
(13)    The Company does not use an alternative method to amortize prior service amounts or net gains and losses.
(14)    The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.
(15)    For 2023, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination while others were provided enhanced benefits due to the Company's organizational restructuring. For 2022, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination while others were provided enhanced benefits due to the sale of the Full Service Retirement business. For 2021, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination or participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2023, 2022 and 2021 was $30 million, $7 million and $1 million, respectively.

(16)    There were pension plan amendments of $2 million and $0 in 2023 and 2022, respectively.
There were postretirement plan amendments of $298 million and $0 million in 2023 and 2022, respectively.
(17)    Refer to Funded Status disclosure in Note 12A(3).
12B.    The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2023 are as follows:

	Pension Investment		Postretirement Investment
	Policy Guidelines		Policy Guidelines
	2023		2023
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	0%	3%	16%	59%
International Stocks	0%	10%	2%	21%
Bonds	53%	71%	30%	72%
Short-Term Investments	0%	11%	0%	24%
Real Estate	3%	18%	0%	0%
Other	8%	40%	0%	0%

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

The pension and postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The fiduciaries of the pension and postretirement plans select investment managers to invest the assets of the plans consistent with each manager's investment mandate. These managers may use derivatives such as futures contracts to reduce transaction costs and change asset concentration and may use interest rate swaps and futures to adjust duration.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2023 and 2022 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	536	—	536
U.S. government securities (state & other)	—	365	—	365
Non U.S. government securities	—	16	—	16
Corporate Debt:
Corporate bonds	—	2,350	8	2,358
Asset-backed	—	66	—	66
Collateralized mortgage obligations	—	447	—	447
Collateralized loan obligation	—	549	—	549
Interest rate swaps (1)	—	5	—	5
Registered investment companies	110	—	—	110
Common stock	20	—	—	20
Other (2)	64	(6)	82	140
Subtotal-Bonds	194	4,328	90	4,612
Real Estate:
Partnerships	—	—	942	942
Other:
Partnerships	—	—	2,142	2,142
Hedge funds	—	—	1,495	1,495
Subtotal-Other	—	—	3,637	3,637
Net assets in the fair value hierarchy	$194	$4,328	$4,669	$9,191

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,202
Common/collective trusts				907
Net assets at fair value				$12,300

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Fair Value Measurements of Pension Plan Assets as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	406	—	406
U.S. government securities (state & other)	—	375	—	375
Non U.S. government securities	—	13	—	13
Corporate Debt:
Corporate bonds	—	2,481	—	2,481
Asset-backed	—	46	—	46
Collateralized mortgage obligations	—	473	—	473
Collateralized loan obligation	—	650	—	650
Interest rate swaps (1)	—	11	—	11
Registered investment companies	65	—	—	65
Other (2)	17	—	65	82
Subtotal-Bonds	82	4,455	65	4,602
Real Estate:
Partnerships	—	—	1,004	1,004
Other:
Partnerships	—	—	1,713	1,713
Hedge funds	—	—	1,455	1,455
Subtotal-Other	—	—	3,168	3,168
Net assets in the fair value hierarchy	$82	$4,455	$4,237	$8,774

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,321
Common/collective trusts				1,079
Net assets at fair value				$12,174

1.Interest rate swaps notional amount is $1,227 million and $1,373 million for the years ended December 31, 2023 and 2022, respectively.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value U.S. equities totaled $63 million and $235 million at December 31, 2023 and 2022, respectively. International equities totaled $207 million and $335 million at December 31, 2023 and 2022, respectively. Fixed maturities totaled $2,150 million and $1,923 million at December 31, 2023 and 2022, respectively. Short-term investments totaled $63 million and $85 million at December 31, 2023 and 2022, respectively. Real estate totaled $626 million and $822 million at December 31, 2023 and 2022, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$39	$—	$—	$39
Net assets in the fair value hierarchy	$39	$—	$—	$39

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				162
Net assets at fair value				201
Variable life insurance policies at contract value				937
Total net assets				$1,138

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$50	$—	$—	$50
Net assets in the fair value hierarchy	$50	$—	$—	$50

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				189
Net assets at fair value				239
Variable life insurance policies at contract value				910
Total net assets				$1,149

1.The postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value and Variable Life Insurance Policies valued at contract value. U.S. equities totaled $351 million and $600 million at December 31, 2023 and 2022, respectively. International equities totaled $88 million and $126 million at December 31, 2023 and 2022, respectively. Fixed maturities totaled $660 million and $372 million at December 31, 2023 and 2022, respectively.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2023 and 2022 is based upon the value of a portfolio of Aa-rated investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 805 Aa-rated bonds across the full range of maturities. Since bond ratings and yields can vary widely at each maturity point, the Company uses an average bond rating and excludes bonds with unusually high or low yields, so as to avoid relying on bonds that might be mispriced or misrated. The Aa-rated portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa-rated portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2023 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2022. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, expenses, the effect of active management and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected rate of return on plan assets in 2024. The expected rate of return for 2024 is 7.50% and 6.75% for pension and postretirement, respectively.

12E.    The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2023, 2022 and 2021. The matching contributions by the Company included in “Other expenses (benefits)” are $79 million, $77 million and $80 million for 2023, 2022 and 2021, respectively.

12F.    The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.     Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments:

Years	Other Postretirement Benefits
(in millions)
2024	122
2025	122
2026	120
2027	114
2028	101
2029-2033	364
Total	$943

12J.    Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2023, 2022 and 2021, include allocated costs of $0 million associated with employee stock options and $104 million, $90 million and $101 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)    The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2023. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)    New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

December 31. As of December 31, 2023, the Company’s statutory surplus was $16,085 million. For the year ended, December 31, 2023, the Company’s net gain from operations was $2,078 million.
In December 2023, the Company received a $450 million return of capital from its insurance subsidiary, Pruco Life Insurance Company ("Pruco Life").
In December 2023, the Company received a $18 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $7 million of state tax credits to its insurance subsidiary, Pruco Life.
In December 2023, the Company received a capital contribution of $200 million from its parent, PFI.
In December 2023, the Company paid an extraordinary dividend of $1,350 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company paid an ordinary dividend of $950 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company received a $650 million return of capital from its insurance subsidiary, Pruco Life.
In June 2023, the Company paid an ordinary dividend of $800 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In June 2023, the Company received a $300 million return of capital from its insurance subsidiary, Pruco Life.
In June 2023, the Company received a capital contribution of $370 million from its parent, PFI.
In March 2023, the Company received a capital contribution of $165 million from its parent, PFI.
In February 2023, the Company received approval from the Department to record a $405 million payable as of December 31, 2022, for a capital contribution to its insurance subsidiary, Pruco Life. The capital contribution was received by Pruco Life prior to March 1, 2023.
In December 2022, the Company received a capital contribution of $430 million from its parent, PFI, including the transfer of Prudential Annuities, Inc. ("PAI") in the form of common stock. PAI was subsequently liquidated, at which time the Company assumed $183 million in underlying admitted assets. Deferred tax assets of $242 million and common stock of $5 million was nonadmitted to comply with Statutory requirements.
In September 2022, the Company received a capital contribution of $1 billion from its parent, PFI.
In June 2022, the Company recorded a reduction to paid in capital of $500 million for the elimination of a K-note. The Company, in turn, reduced its holdings in PRIAC, a former subsidiary, through common stock.
In June 2022, the Company received a capital contribution of $19 million from its parent, PFI.
In April 2022, the Company paid a dividend of $2.4 billion to its parent, PFI, of which $1.7 billion was an extraordinary dividend and $0.7 million was an ordinary dividend. The dividend was recorded as dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.
In March 2022, the Company received a $17 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $7 million of state tax credits to its insurance subsidiary, Pruco Life.
In February 2022, the Company contributed its $140 million investment in a former subsidiary, Lotus Re, to its parent, PFI. This transaction was recorded as a dividend to stockholders.
In December 2021, the Company received a $451 million capital contribution from its parent, PFI, in the form of cash and invested assets. The Company, in turn, contributed $451 million of cash and invested assets to its insurance subsidiary, Pruco Life.
In December 2021, the Company paid an ordinary dividend of $1.1 billion to its parent, PFI. The dividend was recorded as dividend to stockholders.
In June 2021, the Company received a $3.8 billion capital contribution from its parent, PFI, in the form of cash and invested assets. The Company, in turn, contributed $3.8 billion of cash and invested assets to its insurance subsidiary, Pruco Life.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

In March 2021, the Company received a $15 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $6 million of state tax credits to its insurance subsidiary, Pruco Life.

(C)    The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)    Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.
(E)    In conjunction with the adoption of temporary relief on net negative (disallowed) IMR under INT No. 23-01, the Company has admitted $1.1 billion in negative IMR on the general account which was recorded as "Special surplus fund" on the Statement of Admitted Assets, Liabilities and Capital and Surplus.
In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $185 million and $197 million as of December 31, 2023 and 2022, respectively.
(F)    The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $2.1 billion and $31 million as of December 31, 2023 and 2022, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $5,265 million and $6,815 million as of December 31, 2023 and 2022, respectively.
(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2023:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$348	$349	$15
Totals			$350		$348	$349	$15

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$816	—%	$—	$—	7/1/2025
Totals	$29	$816		$—	$—

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$338	N
Totals	$338	$338

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP 25, and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.
Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. On December 30, 2020, the Reinsurer executed a principal redemption in the amount of $500 million and subsequently executed another principal redemption in the amount of $300 million on March 30, 2021. Under the agreement with external counterparties the Company, the issuer, redeemed credit-linked notes issued by Essex LLC, an affiliate. In December 2022, the Reinsurer executed an increase of outstanding notes by $200 million. Under the agreement with external counterparties, the Reinsurer received a $200 million increase in credit-linked notes issued by Essex LLC in exchange for the increase in surplus notes. As of December 31, 2023, $300 million of these notes remain outstanding. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.

Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2023, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2023, $45 million of interest payments have been remitted.

Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $300 million as of December 31, 2023. The fair value of the credit-linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credits linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1. As of December 31, 2023 and 2022, the tangible net worth of Pru Funding was $42 million and $40 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.
2)On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $0 as of December 31, 2023. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.
3)On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2023 and 2022, the net capital of Pruco Securities was $101 million and $147 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.
4)Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.
5)Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.
6)E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Pruco Life. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is $225 million. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 5, 2025.
7)The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2025. The maximum exposure is $1 billion as of December 31, 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

8)Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which matured on March 24, 2023. As of December 31, 2023, the property continues to be held by the Company, the loan has not been paid in full, and the bank has not taken any action. The Company continues to discuss various exit strategies with the bank.
9)The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027. The property was sold on December 8, 2023 and the loan was paid in full. The environmental guaranty is expected to be released in 2024, after the receipt of a Phase 1 Environmental Site Assessment (ESA).
10)PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $1.8 billion as of December 31, 2023, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.
11)The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$—	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
7	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
8	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
9	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
10	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$1,774	No payments required since inception.
11	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.

	2023	2022
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$2,999	$3,721
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	2,999	3,721
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$2,999	$3,721

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2023 and 2022, the total amount of the liability related to guaranty fund assessments was $25 million and $26 million, respectively. As of December 31, 2023 and 2022, the Company also held a related asset of $31 million and $33 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration. Penn Treaty is an entity that wrote long-term care contracts. The liability and related asset for premium tax credits held related to the Penn Treaty insolvency does not have a material financial effect for the Company.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2022	$33
Decreases in December 31, 2023:
Premium tax offsets utilized	2
Increases in December 31, 2023:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2023	$31

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $5 million for the year ended December 31, 2023, to settle less than 50 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings related to aspects of the Company's businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Individual Annuities, Individual Life and Group Insurance
Moreland, Socorro v. PICA, et al.
In June 2020, a putative class action complaint entitled Socorro Moreland v. The Prudential Insurance Company of America; Pruco Life Insurance Company, was filed in the United States District Court for the Northern District of California, alleging that the Company failed to comply with California laws requiring that life insurance policies issued and delivered in California: (i) provide for a 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide a 30 day written notice of pending lapse; and (iii) notify policyowners of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California law, breach of contract, unfair competition, and bad faith violation of the implied covenant of good faith and fair dealing, and seeks unspecified damages, declaratory and injunctive relief. In August 2020, defendants filed an answer to the complaint and a motion to stay the action pending the California Supreme Court’s decision, in McHugh v. Protective Life Insurance, on the question of whether the California lapse statutes apply to policies that were in force when the statutes went into effect on January 1, 2013, or solely to policies issued after that date. The Moreland court granted defendants’ motion to stay in October 2020. Subsequently, in August 2021, the California Supreme Court in McHugh determined that the California lapse statutes apply to policies that were in force as of January 1, 2013. In October 2021, the Moreland court lifted the stay order. In December 2022, plaintiff filed a motion for class certification. In September 2023, the court issued an Order denying plaintiff’s class certification motion. In January 2024, the court issued a Joint Stipulation and Order dismissing the case with prejudice. This matter is now closed.

California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al.

In January 2024, a putative class action complaint entitled California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al., was filed in California Superior Court, Alameda County, alleging that the Company has failed to comply with California laws requiring that life insurance policies issued or delivered in California: (i) provide for a contractual 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide policyholders and designees with notice of payment default within 30 days and a 30-day advance written notice of pending lapse; and (iii) notify policyholders annually of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California’s Unfair Competition law and seeks unspecified damages, along with declaratory and injunctive relief.

Escheatment Litigation

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs. In January 2023, the plaintiff filed a Fourth Amended Complaint. In March 2023, defendants filed a motion to dismiss the Fourth Amended Complaint.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint. In September 2021, the court granted defendants’ motion to dismiss the amended complaint without prejudice. In October 2021, plaintiff filed a second amended complaint asserting claims against defendants under the Employee Retirement Income Security Act of 1974 for breach of fiduciary duty, prohibited transactions and failure to monitor fiduciaries. The second amended complaint seeks declaratory, injunctive and equitable relief, unspecified damages, attorneys’ fees and costs. In December 2021, defendants filed a motion to dismiss the second amended complaint. In August 2022, the court: (i) dismissed, with prejudice, the breach of the fiduciary duty of loyalty and prohibited transaction claims based on the inclusion of Prudential-affiliated funds in the Plan's investment options; (ii) dismissed, without prejudice, the breach of fiduciary duty claims based on certain alleged underperforming Plan funds; and (iii) denied the motion to dismiss plaintiffs' claims for breach of the fiduciary duties of prudence and to monitor other fiduciaries, based on alleged delays in removing other alleged underperforming funds. In September 2022, plaintiff filed a third amended complaint asserting claims for breach of duty of prudence and to monitor fiduciaries, and in October 2022, defendants filed their answer to the third amended complaint. In May 2023, plaintiff filed a motion for class certification. In August 2023, the court issued an Order granting plaintiff's class certification motion. In January 2024, by October 2023 court Order, defendants submitted to plaintiffs their summary judgment brief.

Regulatory Matters
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2023, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year	Minimum aggregate rental commitments
(in millions)
2024	$52
2025	44
2026	25
2027	19
2028	11
Thereafter	24
Total	$175

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2023, 2022 and 2021 was $49 million, $55 million and $64 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2023		2022
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$4	$4	$—	$—
Ordinary - Renewal Business	2,487	2,489	2,608	2,609
Group Life	386	386	357	357
Group Annuity	962	962	725	725
Total	$3,839	$3,841	$3,690	$3,691

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures
The Company admitted net negative (disallowed) IMR as of December 31, 2023.

In 2023, the Company did allocate gains/losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. The unamortized balances in IMR from these allocations in the general account were ($337) million which was comprised of $398 million in gains and ($735) million in losses. The unamortized balances in IMR from these allocations in the separate account were ($157) million which was comprised of $85 million in gains and ($242) million in losses.

i.As of December 31, 2023, the Company had negative IMR of $2.4 billion in aggregate, of which $1.2 billion was attributed to the general account and $1.2 billion was attributed to the separate account.

ii.As of December 31, 2023, the Company admitted $1.1 billion of negative IMR, of which $1.1 billion was reported in the general account and $0 was reported in the separate account.

iii.The calculated adjusted capital and surplus was $10.6 billion as of December 31, 2023.

iv.The percentage of adjusted capital and surplus for the which the admitted net negative (disallowed) IMR represents (including what is admitted in the general account and what is recognized as an asset in the separate account) was 10% as of December 31, 2023.

The Company attests that:

i.Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.

ii.IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

iii.Any deviation to (i) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

iv.Asset sales were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls)

In September 2023, as an additional source of liquidity, the Company entered into an agreement with the Federal Agricultural Mortgage Corporation (“Farmer Mac”), under which the Company can borrow up to $750 million by issuing funding agreements to a subsidiary of Farmer Mac, with borrowings secured by a pledge of certain eligible agricultural mortgage loans. At December 31, 2023, no amounts were drawn from this facility.

Effective September 2023, the Company entered into an agreement with Prismic Life Reinsurance, Ltd (“Prismic Re”), to reinsure approximately $10 billion of reserves, representing approximately 67% of the in-force structured settlement annuities business previously issued by PICA, 90% of which is on a coinsurance with funds withheld basis and 10% of which is on a coinsurance basis. In conjunction with this transaction, Prudential Financial acquired a 20% interest as a limited partner in Prismic Life Holding Company, LP, a Bermuda exempted limited partnership that owns all of the outstanding capital stock of Prismic Re.

Effective June 29, 2023, the Company surrendered $2 billion of its Stable Value Individual Retirement Account (“IRA”) Full Service Retirement product to Empower Annuity Insurance Company of America (“EAICA”). These IRA contracts had previously been reinsured to EAICA effective on April 1, 2022 under the terms of the sale of the Company's Full Service business (refer to below for further information). This surrender was considered a non cash transaction as EAICA liquidated a portion of the assets established within the Reinsurance Trust which supports the IRA liabilities.

Effective January 1, 2022, the Company reinsured a closed block of Variable Universal Life (“VUL”) business to Lotus Reinsurance Company Ltd. (“Lotus Re”), an affiliated Class E Bermuda insurance company. During the first quarter of 2022, PFI has repositioned Lotus Re from being a wholly owned subsidiary of Prudential Insurance to being a wholly owned subsidiary of Prudential International Insurance Holdings (“PIIH”). On the effective date of the reinsurance agreement, the Company ceded to Lotus Re approximately $2 billion in general account reserves under coinsurance and approximately $12 billion in separate account reserves under Modco. For the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Modco component of the reinsurance agreement, the initial Modco transaction was reported on a net basis in the Company’s financial statements.

On July 21, 2021, PFI entered into an agreement with EAICA (formerly known as Great-West Life and Annuity Insurance Company) pursuant to which PFI agreed to sell to EAICA its Full Service Retirement business written by the Company and its former Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts. The transaction closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company recorded a gain of $488 million on the transaction that is reflected in the 2022 financial statements. Please see Note 7 for additional information on the reinsurance agreement implemented as a result of the sale.

The agreement pertains exclusively to the Full-Service business written by the Company and EAIC and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-Full-Service business written by the Company and EAIC (the “Excluded Business”). This population of Excluded Business primarily consists of the Company’s and EAIC’s Institutional Investment Products which includes Longevity Risk Transfer (“LRT” business) products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of PRIAC, PRIAC novated to the Company, through assumption reinsurance, the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the sale. The LRT Excluded Business was novated effective December 31, 2021. The impact of the novation on the Company was an increase in assets of $259 million, an increase in liabilities of $257 million and an increase in surplus of $1 million. The PRT and separate account components of the Excluded Business novated effective February 1, 2022 subsequent to all necessary policyholder and regulator approvals. The impact that PRT and separate account novation had on the Company upon novation in 2022 is an increase in assets of $6,835 million, an increase in liabilities of $6,769 million and an increase in surplus of $65 million.

As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to increase additional New York statutory reserves in the future. New York’s version of PBR, which became effective in January 2020, allows for modifications to the NAIC valuation model and New York’s modifications might require the Company to increase its New York Statutory Reserves. In 2022, as a result of a periodic examination, the NY DFS determined that the Company would be required to change certain Asset Adequacy Testing methodologies that may require the Company to hold additional reserves on a New York statutory basis. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity's net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the years ended December 31, 2023 and December 31, 2022, the Company had health insurance premiums subject to the ACA assessment of $1 million. However, because net premiums written in 2023 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $501 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2024, as declared by the Company’s Board of Directors.

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2023		2022
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,395	55.1%	$2,138	57.2%
Stocks	1,386	31.9%	1,105	29.6%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	512	11.8%	451	12.1%
Derivatives	—	0.0%	—	0.0%
Other invested assets	55	1.2%	42	1.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$74	$—	$—	$74	0.9%
At book value less current surrender charge of 5% or more (1)	32	—	—	32	0.4%
At fair value	—	—	1,591	1,591	19.1%
Total with market value adjustment or at fair value	106	—	1,591	1,697	20.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,885	—	—	1,885	22.6%
Not subject to discretionary withdrawal	4,743	—	—	4,743	57.0%
Total (Gross: Direct + Assumed)	6,734	—	1,591	8,325	100.0%
Reinsurance ceded	1,958	—	—	1,958
Total (Net)	$4,776	$—	$1,591	$6,367
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$9	$—	$—	$9

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$4,691	$1,357	$—	$6,048	4.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	538	28,389	28,927	22.6%
Total with market value adjustment or at fair value	4,691	1,895	28,389	34,975	27.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,201	10	—	1,211	0.9%
Not subject to discretionary withdrawal	27,469	64,467	—	91,936	71.8%
Total (Gross: Direct + Assumed)	33,361	66,372	28,389	128,122	100.0%
Reinsurance ceded	12,876	—	—	12,876
Total (Net)	$20,485	$66,372	$28,389	$115,246
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	—	5,763	5,765	21.8%
Total with market value adjustment or at fair value	2	—	5,763	5,765	21.8%
At book value without adjustment (minimal or no charge or adjustment) (2)	9,058	—	—	9,058	34.3%
Not subject to discretionary withdrawal	11,618	—	—	11,618	43.9%
Total (Gross: Direct + Assumed)	20,678	—	5,763	26,441	100.0%
Reinsurance ceded	5,117	—	—	5,117
Total (Net)	$15,561	$—	$5,763	$21,324
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$40,822	$—	$—	$40,822
Separate Accounts Annual Statement	—	66,372	35,743	102,115
Total annuity actuarial reserves and deposit liabilities	$40,822	$66,372	$35,743	$142,937

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$85	$—	$—	$85	1.0%
At book value less current surrender charge of 5% or more (1)	83	—	—	83	0.9%
At fair value	—	—	1,487	1,487	17.0%
Total with market value adjustment or at fair value	168	—	1,487	1,655	18.9%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,145	—	—	2,145	24.6%
Not subject to discretionary withdrawal	4,935	—	—	4,935	56.5%
Total (Gross: Direct + Assumed)	7,248	—	1,487	8,735	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,247	$—	$1,487	$8,734
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$13	$—	$—	$13

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,054	$1,458	$—	$8,512	6.3%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,115	33,601	34,716	25.9%
Total with market value adjustment or at fair value	7,054	2,573	33,601	43,228	32.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,749	11	—	1,760	1.3%
Not subject to discretionary withdrawal	27,005	62,346	—	89,351	66.5%
Total (Gross: Direct + Assumed)	35,808	64,930	33,601	134,339	100.0%
Reinsurance ceded	8,200	—	—	8,200
Total (Net)	$27,608	$64,930	$33,601	$126,139
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	—	6,543	6,545	23.4%
Total with market value adjustment or at fair value	2	—	6,543	6,545	23.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	9,720	—	—	9,720	34.9%
Not subject to discretionary withdrawal	11,646	—	—	11,646	41.7%
Total (Gross: Direct + Assumed)	21,368	—	6,543	27,911	100.0%
Reinsurance ceded	4,538	—	—	4,538
Total (Net)	$16,830	$—	$6,543	$23,373
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$51,685	$—	$—	$51,685
Separate Accounts Annual Statement	—	64,930	41,631	106,561
Total annuity actuarial reserves and deposit liabilities	$51,685	$64,930	$41,631	$158,246

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2023			2022
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$61	$114	$153	$64	$120	$160
Universal Life	2,391	2,478	2,638	2,432	2,511	2,677
Universal Life with Secondary Guarantees	4,058	3,596	13,845	4,324	3,775	13,545
Indexed Universal Life	—	—	9	—	—	8
Indexed Universal Life with Secondary Guarantees	457	435	555	449	424	547
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	41,931	42,198	—	42,813	43,088
Variable Life	1,757	1,890	2,067	1,768	1,910	2,106
Variable Universal Life	1,494	1,493	1,683	1,555	1,554	1,734
Miscellaneous Reserves	—	31,977	32,622	—	30,249	30,985

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,073			4,277
Accidental Death Benefits			506			517
Disability - Active Lives			205			213
Disability - Disabled Lives			430			442
Miscellaneous Reserves			1,018			1,654
Total (Gross: Direct + Assumed)	10,218	83,914	102,002	10,592	83,356	101,953
Reinsurance Ceded	5,620	46,661	60,105	5,885	47,715	61,625
Total (Net)	$4,598	$37,253	$41,897	$4,707	$35,641	$40,328

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Separate Account - Guaranteed
	2023			2022
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	1,851	1,851	1,851	1,774	1,774	1,774
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	1,851	1,851	1,851	1,774	1,774	1,774
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$1,851	$1,851	$1,851	$1,774	$1,774	$1,774

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Separate Account - Nonguaranteed
	2023			2022
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	12,226	12,216	12,226	10,497	10,495	10,497
Variable Universal Life	21,980	21,980	21,980	20,735	20,735	20,735
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	34,206	34,196	34,206	31,232	31,230	31,232
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$34,206	$34,196	$34,206	$31,232	$31,230	$31,232

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

	2023
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$41,897	$—	$—	$41,897
Separate Accounts Annual Statement	—	1,851	34,206	36,057
Total life actuarial reserves	$41,897	$1,851	$34,206	$77,954

	2022
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$40,328	$—	$—	$40,328
Separate Accounts Annual Statement	—	1,774	31,232	33,006
Total life actuarial reserves	$40,328	$1,774	$31,232	$73,334

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2023 and 2022, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate (“SOFR”), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over the secured overnight financing rate into the discount rate used in determining the fair value of OTC derivative assets and liabilities after netting of collateral. Rates used to discount expected cash flows to value OTC derivatives assets reflect the terms of the Credit Support Annex.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Separate account assets at fair value - Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.
(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$164	$—	$47	$—	$211

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	551	—	—	551

Preferred stock:
Industrial and Misc	—	—	108	—	108

Common stock:
Industrial and Misc	570	145	264	—	979

Derivative assets: (b)
Currency swaps	—	179	—	—	179
Interest rate swaps	—	2,227	—	—	2,227
Total return swaps	—	18	—	—	18
Options	—	144	—	—	144
Currency forwards	—	2	—	—	2

Total Derivative assets	—	2,570	—	—	2,570

Separate account assets (a)	9,137	64,359	1,088	20,944	95,528

Total assets at fair value	$9,871	$67,625	$1,507	$20,944	$99,947

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$36	$—	$—	$36
Interest rate swaps	—	2,326	—	—	2,326
Total return swaps	—	73	—	—	73
Options	—	138	—	—	138
Currency forwards	—	88	—	—	88

Total Derivative liabilities	—	2,661	—	—	2,661

Total liabilities at fair value	$—	$2,661	$—	$—	$2,661

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$161	$—	$13	$—	$174

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	789	—	—	789

Preferred stock:
Industrial and Misc	—	—	89	—	89

Common stock:
Industrial and Misc	8	149	155	—	312

Derivative assets: (b)
Currency swaps	—	321	—	—	321
Interest rate swaps	—	2,484	—	—	2,484
Total return swaps	—	15	—	—	15
Options	—	18	—	—	18
Currency forwards	—	4	—	—	4

Total Derivative assets	—	2,842	—	—	2,842

Separate account assets (a)	8,172	63,137	1,075	25,161	97,545

Total assets at fair value	$8,341	$66,917	$1,332	$25,161	$101,751

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$9	$—	$—	$9
Interest rate swaps	—	2,255	—	—	2,255
Total return swaps	—	38	—	—	38
Options	—	5	—	—	5
Currency forwards	—	84	—	—	84

Total Derivative liabilities	—	2,391	—	—	2,391

Total liabilities at fair value	$—	$2,391	$—	$—	$2,391

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

(2)    The tables below provide the following data as of December 31, 2023 and 2022:
a.     Summary of the changes in fair value of Level 3 assets and liabilities.
b.     The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2023	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2023

	(in millions)
Bonds:
Industrial and Misc	$13	$65	$(21)	$(2)	$(2)	$—	$—	$—	$(6)	$47
Preferred stock:
Industrial and Misc	89	—	(4)	—	13	17	—	(7)	—	108
Common stock:
Industrial and Misc	155	—	(74)	(6)	42	390	—	(243)	—	264
Derivatives	—	—	—	—	—	—	—	—	—	—
Separate account assets (a)	1,075	91	(142)	(5)	53	448	—	(363)	(69)	1,088
Total Assets	$1,332	$156	$(241)	$(13)	$106	$855	$—	$(613)	$(75)	$1,507

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2022	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2022

	(in millions)
Bonds:
Industrial and Misc	$8	$26	$—	$(14)	$(1)	$—	$—	$—	$(6)	$13
Preferred stock:
Industrial and Misc	99	—	—	—	(6)	19	—	(9)	(14)	89
Common stock:
Industrial and Misc	194	—	—	(1)	(5)	—	—	(33)	—	155
Derivatives	6	—	—	—	1	—	—	(7)	—	—
Separate account assets (a)	1,295	96	(50)	1	(228)	267	—	(199)	(107)	1,075
Total Assets	$1,602	$122	$(50)	$(14)	$(239)	$286	$—	$(248)	$(127)	$1,332

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were $63 million and $2 million as of December 31, 2023 and 2022, respectively.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $110 million and ($219) million as of December 31, 2023 and 2022, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2023.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2023:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$79,398	$85,754	$206	$76,393	$2,799	$—	$—
Unaffiliated preferred stock	180	168	—	41	139	—	—
Unaffiliated common stock	979	979	570	145	264	—	—
Mortgage loans	18,557	19,848	—	—	18,557	—	—
Real estate	334	297	—	—	334	—	—
Contract loans	1,911	1,911	—	—	1,911	—	—
Cash and short-term investments	4,236	4,235	1,106	3,107	23	—	—
Derivative financial instruments	3,392	3,382	2	3,390	—	—	—
Other invested assets	81	76	—	59	22	—	—
Separate accounts (1)	157,863	152,092	9,623	114,342	12,954	20,944	—
Liabilities:
Deposit-type contracts	$15,108	$15,560	$—	$13,760	$1,348	$—	$—
Notes payable and other borrowings	—	—	—	—	—	—	—
Securities sold under agreement to repurchase	3,558	3,558	—	3,558	—	—	—
Cash collateral held for loaned securities	4,115	4,115	—	4,115	—	—	—
Derivative financial instruments	3,292	2,920	24	3,268	—	—	—
Separate account liabilities-investment contracts	103,787	103,517	—	24,272	79,515	—	—
(1) Revised to correct amounts reported in the 2023 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2022:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$81,195	$90,453	$161	$78,116	$2,918	$—	$—
Unaffiliated preferred stock	151	146	—	42	109	—	—
Unaffiliated common stock	312	312	8	149	155	—	—
Mortgage loans	18,156	19,814	—	—	18,156	—	—
Real estate	384	334	—	—	384	—	—
Contract loans	1,834	1,834	—	—	1,834	—	—
Cash and short-term investments	2,646	2,716	287	2,354	5	—	—
Derivative financial instruments	4,376	4,019	3	4,373	—	—	—
Other invested assets	82	78	—	61	21	—	—
Separate accounts	147,770	152,759	8,224	103,980	10,405	25,161	—
Liabilities:
Deposit-type contracts	$16,594	$16,829	$—	$14,592	$2,002	$—	$—
Notes payable and other borrowings	65	65	—	65	—	—	—
Securities sold under agreement to repurchase	3,148	3,148	—	3,148	—	—	—
Cash collateral held for loaned securities	5,076	5,076	—	5,076	—	—	—
Derivative financial instruments	3,055	2,681	19	3,036	—	—	—
Separate account liabilities-investment contracts	100,605	108,929	—	28,670	71,935	—	—

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2023			December 31, 2022
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	19	28	47	13	—	13
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	230	188	418	244	—	244

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2023
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$19	Discounted Cash Flow	Discount Rates	20%
		Liquidation

Equity Securities	$10	Market Comparables	EBITDA multiples
		Discounted Cash Flow

	December 31, 2022
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$17	Discounted Cash Flow	Discount Rate	7%-20%
		Liquidation
		Cost

Equity Securities	$23	Market Comparables	EBITDA multiples
		Net Asset Value
		Discounted Cash Flow

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2023, 2022 and 2021 were $98 million, $124 million and $123 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,188 million, $1,190 million and $1,392 million for the years ended December 31, 2023, 2022 and 2021, respectively. This represented 57%, 63% and 60% of the total net premiums written for group life for the years ended December 31, 2023, 2022 and 2021, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $89 million, $76 million and $97 million for the years ended December 31, 2023, 2022 and 2021, respectively. This represented 5%*, 4% and 6% of the total net premiums written for group accident and health for the years ended December 31, 2023, 2022 and 2021, respectively.

*Revised to correct percentage reported in the 2023 annual statement.

23.    PARTICIPATING POLICIES
For the period ended December 31, 2023, 2022 and 2021, premiums under individual and group accident and health participating policies were $1 million, $1 million and $2 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2023, 2022 and 2021.
For the period ended December 31, 2023, 2022 and 2021, premiums under individual life participating policies were $8 million, $7 million and $8 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of $74 million, $25 million and ($18) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2023, 2022 and 2021, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 61% and 60% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2023 and 2022, respectively. Approximately 39% and 40% at December 31, 2023 and 2022, respectively, of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2023 and 2022, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2023 and 2022, the Company had $2.2 billion and $2.3 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for reinsurance dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 25% and 26% of the reserves at December 31, 2023 and 2022, respectively, are associated with extended death benefits. The reserves for December 31, 2023 are primarily calculated using 2023 Group Life Term Waiver Table at various interest rates. The reserves for December 31, 2022 are primarily calculated using 2005 Modified Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.

Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 68% and 72% of the individual annuity reserves at December 31, 2023 and 2022, respectively. Additional reserves are held for guaranteed minimum death and living benefits under deferred annuities. Reserves for the variable annuity contracts are determined based on the “CARVM for Variable Annuities” (“VACARVM”), which is a principal-based approach described in the VM-21.
The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the maximum statutory valuation interest rate appropriate for the guarantee duration of the Structured Settlement Annuity. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.
As of September 1, 2023, 72% quota share of Structured Settlement Annuities in-force issued as of December 31, 2022, except for a small block of Liberty Mutual contracts, are ceded to Prismic Life Reinsurance. The ceded reserve also follows the same method as the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

gross reserve described above. Expense reserve was established on Day 1 of the reinsurance transaction equal to the present value of the expected shortfall between the Company's expected expenses and expense allowance paid by Prismic Life Reinsurance.
Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.0% to 6.75% as of December 31, 2023 and 2022. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2023 and 2022, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2023 and 2022 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 4.5% as of December 31, 2023 and 2022, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2023 and 2022 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 5.5% as of December 31, 2023 and 2022, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2020 Milliman Long Term Care Guidelines with modification for company experience for 2023 and 2022. Interest rates range from 3.0% to 4.5% as of December 31, 2023 and 2022, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table for disability years 2020 and prior and 1994 GAM mortality tables for disability year 2021 and beyond and interest rates ranging from 2.75% to 5.5%. For Disable Life Reserve, MetLife Termination Experience is used with interest rates ranging from 3.0% to 4.0% as of December 31, 2023 and 2022.For claims incurred in 2023 or prior, the rate is 3.0%.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior, the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 through 2020, and the 2013 IDI table with interest rate 3.0% for disability year 2021 and beyond. This applies to both Active life and Disable life reserves as of December 31, 2023 and 2022.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2023 and 2022.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $500 million and $1,130 million at December 31, 2023 and 2022, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.
As of December 31, 2023, the change in the general account reserves for group life due to a change in valuation basis was a decrease of $83 million which was due to the following:

Valuation Basis		Group Life	Total
		(in millions)
Change From	Change To
2005 Modified Group Term Life Waiver Table	2023 Group Term Life Waiver Table	$(83)	$(83)
	Total	$(83)	$(83)

As of December 31, 2022 and December 31, 2021, there was no change in the general account reserves as a result of a change in valuation basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

25.    SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $152 billion as of both December 31, 2023 and 2022. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2023	2022	2023	2022
	(in millions)
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	$8,678	$9,129	$—	$—
Pension Risk Transfer Group Annuity Contracts - Reclassed to the General Account for GAAP	57,637	55,486	270	278
Group Annuity Contracts - Not reclassed to the General Account	37,192	44,303	24	6
Group Annuity Contracts - Reclassed to the General Account for GAAP	10	11	1	2
Group Variable Universal Life	161	140	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	33,944	31,116	7	6
Registered Group Flexible Premium Variable Life Insurance Contract	4	7	—	—
Variable Life	12,417	10,664	—	—
Variable Annuity	1,746	1,610	1	1
Total	$151,789	$152,466	$303	$293

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2023 and 2022, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $3.4 billion and $3.6 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $19 million, $22 million and $23 million as of December 31, 2023, 2022 and 2021, respectively.

The Company’s General Account has paid $22 million, $21 million and $16 million towards Separate Account guarantees for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2023 and 2022, the market value of loaned securities within the Separate Accounts was $1.8 billion and $2.8 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2023
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2023	$117	$5,703	$7,798	$13,618
Reserves as of 12/31/2023
For accounts with assets at:
Market Value	$11,537	$—	$69,948	$81,485
Amortized Cost	24,044	32,643	—	56,687
Total Reserves	$35,581	$32,643	$69,948	$138,172

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$2,728	$—	$—	$2,728
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,019	—	69,948	70,967
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	3,757	—	69,948	73,705
Not subject to discretionary withdrawal	31,824	32,643	—	64,467
Total	$35,581	$32,643	$69,948	$138,172

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2022
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2022	$8,759	$3,299	$8,974	$21,032
Reserves as of 12/31/2022
For accounts with assets at:
Market Value	$11,834	$—	$72,863	$84,697
Amortized Cost	37,710	17,160	—	54,870
Total Reserves	$49,544	$17,160	$72,863	$139,567

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$2,739	$32	$—	$2,771
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,576	—	72,863	74,439
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	4,326	32	72,863	77,221
Not subject to discretionary withdrawal	45,218	17,128	—	62,346
Total	$49,544	$17,160	$72,863	$139,567

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2023	2022	2021
	(in millions)
Transfers to Separate Accounts	$13,355	$20,791	$16,208
Transfers from Separate Accounts	19,488	13,311	18,127
Net transfers to (from) Separate Accounts	$(6,133)	$7,480	$(1,919)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2023, 2022 AND 2021

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY
There were no differences between the Annual Statement filed with the Department and the audited statutory financial statements as of December 31, 2023.

The following table presents amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2022:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Admitted Assets, Liabilities and Capital and Surplus:

Assets:
Common stocks	$9,783	$132	$9,915
Other invested assets	9,370	(132)	9,238
Total Assets	299,534	—	299,534

The following table presents amounts as reported in the Annual Statement filed with the Department and the prior year adjustments made to the audited statutory financial statements as of December 31, 2021:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Operations and Changes in Capital and Surplus:

Capital and Surplus, Beginning of Period	$11,597	$174	$11,771
Change in net unrealized capital gains (losses)	2,622	(158)	2,464
Change in nonadmitted assets	(353)	(23)	(376)
Other changes, net (1)	272	7	279
Net change in capital and surplus	7,526	(174)	7,352
Capital and Surplus, End of Period	19,123	—	19,123

(1) Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2023

(in millions)
Investment Income Earned:
U.S. Government Bonds	$237
Other bonds (unaffiliated)	3,540
Bonds of affiliates	111
Preferred stocks (unaffiliated)	3
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	24
Common stocks of affiliates	196
Mortgages loans	784
Real estate	87
Premium notes, policy loans and liens	93
Cash, cash equivalents and short-term investments	219
Derivative instruments	377
Other invested assets	727
Aggregate write-ins for investment income	55
Gross investment income	$6,453

Real Estate Owned - Book Value less Encumbrances	$297

Mortgage Loans - Book Value:
Agricultural mortgages	$3,466
Residential mortgages	—
Commercial mortgages	16,287
Mezzanine loans	95
Total mortgage loans	$19,848

Mortgage Loans by Standing - Book Value:
Good standing	$19,847
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	1
Foreclosure in process	—
Total mortgage loans	$19,848

Other Long Term Assets - Statement Value	$9,596

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,461
Preferred stocks	$—
Common stocks	$10,769

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2023

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$8,505
Over 1 year through 5 years	19,443
Over 5 years through 10 years	17,462
Over 10 years through 20 years	18,526
Over 20 years	24,617
Total by Maturity	$88,553

Bonds by NAIC Designation - Statement Value:
NAIC 1	$48,907
NAIC 2	34,573
NAIC 3	2,571
NAIC 4	1,547
NAIC 5	851
NAIC 6	104
Total by NAIC Designation	$88,553

Total Bonds Publicly Traded	$56,714
Total Bonds Privately Placed	$31,839

Preferred Stocks - Statement Value	$168
Common Stocks - Market Value	$11,748
Short-Term Investments - Book Value	$429
Options, Caps & Floors Owned - Statement Value	$144
Options, Caps & Floors Written and In Force - Statement Value	$(138)
Collar, Swap & Forward Agreements Open - Statement Value	$426
Futures Contracts Open - Current Value	$30
Cash on Deposit	$484

Life Insurance in Force:
Industrial	$1,802
Ordinary	$1,090,254
Credit Life	$—
Group Life	$2,284,006

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$25,345

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,702
Ordinary	$34,284
Credit Life	$—
Group Life	$725,158

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2023

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$2,642
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,745
Income Payable	$69
Group - Involving Life Contingencies Income Payable	$13

Annuities:
Ordinary
Immediate - Amount of Income Payable	$167
Deferred - Fully Paid Account Balance	$17,424
Deferred - Not Fully Paid Account Balance	$188

Group
Amount of Income Payable	$808
Fully Paid Account Balance	$5,900
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Other	$242
Group	$1,826
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,098
Dividend Accumulations - Account Balance	$75

Claim Payments 2023:
Group Accident and Health
2023	$426
2022	$663
2021	$768
Other Accident & Health
2023	$19
2022	$56
2021	$74
Other Coverages that use developmental methods to calculate claims reserves
2023	$—
2022	$—
2021	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2023

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$147,582

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Affiliated Common Stock -PRUCO Life Insurance Company	$5,161	3.5%
Joint Venture Interests - Affiliated Common Stock - Ironbound Fund LLC	$1,421	1.0%
Long Term Bond - Prudential Realty Secs	$1,021	0.7%
Joint Venture Interests - Affiliated Common Stock - Prudential Impact Investments Private Equity LLC	$698	0.5%
Common Stock / Long Term Bond - ISHARES	$629	0.4%
Common Stock / Cash Equivalent - DRYDEN CORE FUND MM SER MMMF	$597	0.4%
Affiliated Common Stock -Prudential Realty Securities, Inc.	$569	0.4%
Long Term Bond - BANK OF AMERICA CORP	$472	0.3%
Long Term Bond - Verizon Communications	$358	0.2%
Joint Venture Interests - Affiliated Common Stock - Warburg Pincus Prismic, L.P.	$330	0.2%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$48,907	33.1%	NAIC-1	$43	0.0%
NAIC-2	$34,573	23.4%	NAIC-2	$—	0.0%
NAIC-3	$2,571	1.7%	NAIC-3	$—	0.0%
NAIC-4	$1,547	1.0%	NAIC-4	$—	0.0%
NAIC-5	$851	0.6%	NAIC-5	$93	0.1%
NAIC-6	$104	0.1%	NAIC-6	$32	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$23,458	15.9%
Foreign-currency-denominated investments	$11,109	7.5%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2023

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$20,046	13.6%
Countries rated NAIC-2	$2,965	2.0%
Countries rated NAIC-3 or below	$447	0.3%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: United Kingdom	$5,336	3.6%
Country: Cayman Islands	$4,306	2.9%

Countries rated NAIC- 2:
Country: Italy	$1,098	0.7%
Country: Mexico	$837	0.6%

Countries rated NAIC-3 or below:
Country: Brazil	$191	0.1%
Country: Colombia	$138	0.1%

Aggregate unhedged foreign currency exposure:	$1,132	0.8%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$906	0.6%
Countries rated NAIC-2	$47	0.0%
Countries rated NAIC-3 or below	$178	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2023

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$380	0.3%
Country 2: Chile	$163	0.1%

Countries rated NAIC-2:
Country 1: Italy	$29	0.0%
Country 2: Mexico	$14	0.0%

Countries rated NAIC-3 or below:
Country 1: Brazil	$178	0.1%
Country 2: Georgia	$—	0.0%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - PALMER SQUARE CLO CLO	$283	0.2%
NAIC - 2 - Scottish Hydro Electric Trans Sr. Unsecured	$277	0.2%
NAIC - 2 - Ferrero International S.A. Senior Unsecured Note	$250	0.2%
NAIC - 1 - Ichthys LNG Pty Ltd Sr. Secured	$228	0.2%
NAIC - 2 - Interhoerbiger Finanz AG Sr. Unsecured Note	$188	0.1%
NAIC - 1 - SIEMENS FINANCIERINGSMAATSCHAP CORP FOREIGN	$182	0.1%
NAIC - 1 - Pruservicos Participacoes Ltda Promissory Note	$178	0.1%
NAIC - 1 - SHELL INTERNATIONAL FINANCE BV CORP FOREIGN	$175	0.1%
NAIC - 2 - De'Longhi SpA Senior Unsecured	$170	0.1%
NAIC - 1 - CIFC CLO CLO	$166	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2023

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

PRUCO Life Insurance Company	$5,161	3.5%
Colico Inc	$2,185	1.5%
Ironbound Fund LLC	$1,421	1.0%
Orchard Street Acres Inc.	$1,290	0.9%
Prudential Impact Investments Private Equity LLC	$698	0.5%
Colico II Inc	$574	0.4%
Prudential Realty Securities, Inc.	$569	0.4%
ISHARES COM	$511	0.3%
Warburg Pincus Prismic, L.P	$330	0.2%
Passaic Fund LLC	$243	0.2%

Aggregate statement value of investments held in nonaffiliated, privately placed equities

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate statement value of investments held in nonaffiliated, privately placed equities	$5,174	3.5%

Largest three investments held in nonaffiliated, privately placed equities

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Federal Home Loan Bank of NY	$144	0.1%
Peak Reinsurance Holdings Ltd	$130	0.1%
Lion Industrial Trust	$125	0.1%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Federal Home Loan Bank of NY	$144	$—	$144
Peak Reinsurance Holdings Ltd	$130	$—	$130
Lion Industrial Trust	$125	$125	$—
Warburg Pincus Global Growth 14, L.P.	$100	$100	$—
NNE Holding LLC	$88	$—	$88
Permira VI L.P. 1	$71	$71	$—
Genstar Capital Partners VIII, L.P.	$62	$62	$—
Olympus Growth Fund VII, L.P.	$59	$59	$—
Jennison Global Healthcare Fund L.P.	$57	$57	$—
Arlington Capital Partners IV, L.P.	$57	$57	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2023

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

AG William H. Gate, III	$444	0.3%
COMM The Blackstone Group	$236	0.2%
AG Assemi Group	$208	0.1%
AG The Wonderful Company, LLC	$184	0.1%
COMM Clarion Partners	$177	0.1%
AG Arbejdsmarkedets Tillægspension	$172	0.1%
COMM C.J. SEGERSTROM & SONS	$167	0.1%
AG Brewster Heights Packing and Orchards, LP	$153	0.1%
COMM Mapletree	$152	0.1%
COMM Stockbridge Capital Group, LLC	$148	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$103	0.1%
Mortgage loans over 90 days past due	$1	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$257	0.2%	$—	0.0%
91% to 95%	$—	0.0%	$138	0.1%	$15	0.0%
81% to 90%	$—	0.0%	$718	0.5%	$—	0.0%
71% to 80%	$—	0.0%	$1,956	1.3%	$1	0.0%
Below 70%	$—	0.0%	$13,313	9.0%	$3,450	2.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2023

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$4,115	2.8%	$5,079	$4,125	$3,853
Repurchase agreements	$3,765	2.6%	$3,441	$3,510	$3,710
Reverse repurchase agreements	$—	0.0%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$144	0.1%	$(138)	(0.1)%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$1,205	0.8%	$1,120	$1,172	$1,207
Income Generation	$—	0.0%	$—	$—	$—
Replications	$2,160	1.5%	$4,635	$3,940	$4,235
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$325	0.2%	$275	$312	$344
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2023

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$6,265	4.6%	$6,265	4.6%
All other governments	2,101	1.5%	2,101	1.5%
U.S. states, territories and possessions, etc. guaranteed	215	0.1%	215	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	159	0.1%	159	0.1%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	4,061	3.0%	4,061	3.0%
Industrial and miscellaneous	69,468	50.5%	69,468	50.5%
Hybrid securities	212	0.1%	212	0.1%
Parent, subsidiaries and affiliates	2,461	1.8%	2,461	1.8%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	812	0.6%	812	0.6%
Total long-term bonds	$85,754	62.3%	$85,754	62.3%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$168	0.1%	$168	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$168	0.1%	$168	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$541	0.4%	$541	0.4%
Industrial and miscellaneous Other (Unaffiliated)	438	0.3%	438	0.3%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other	10,769	7.8%	10,769	7.8%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$11,748	8.5%	$11,748	8.5%

.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2023

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$3,466	2.5%	$3,466	2.5%
Residential properties	—	0.0%	—	0.0%
Commercial loans	16,349	11.9%	16,349	11.9%
Mezzanine real estate loans	95	0.0%	95	0.0%
Total valuation allowance	(62)	0.0%	(62)	0.0%
Total mortgage loans	$19,848	14.4%	$19,848	14.4%

Real estate investments:
Property occupied by company	$207	0.2%	$207	0.2%
Property held for production of income	90	0.0%	90	0.0%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$297	0.2%	$297	0.2%

Cash, cash equivalents and short-term investments:
Cash	$484	0.4%	$484	0.4%
Cash equivalents	3,322	2.4%	3,322	2.4%
Short-term investments	429	0.3%	429	0.3%
Total cash, cash equivalents and short-term investments	$4,235	3.1%	$4,235	3.1%

Policy Loans	$1,911	1.4%	$1,911	1.4%
Other invested assets	9,596	7.0%	9,596	7.0%
Derivatives	3,382	2.5%	3,382	2.5%
Receivables for securities	184	0.1%	184	0.1%
Cash collateral for variation margin	489	0.4%	489	0.4%
Total Invested Assets	$137,612	100.0%	$137,612	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”) described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2023 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 18, 2024

PART C—OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account-11.	Incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 60 to this Registration Statement filed on April 14, 2022.

(c)	(1) Agreement Relating to the Sale of Certain Contracts on a Variable Basis between Prudential and The Prudential Variable Contract Account-11.	Incorporated by reference to Exhibit (5) to Post-Effective Amendment No. 33 to this Registration Statement filed April 30, 1999.

	(2) Agreement for the Sale of VCA 11 Contracts between Prudential, The Prudential Variable Contract Account-11 and Prudential Investment Management Services LLC.	Incorporated by reference to Exhibit 05(iii) to Post-Effective Amendment No. 29 to this Registration Statement filed May 1, 1997.

	(3) Distribution & Underwriting Agreement by and between The Prudential Insurance Company of America, the Prudential Variable Contract Accounts, and Empower Financial Services, Inc.	Incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 61 to the Registration Statement filed April 13, 2023.

(d)	(1)(i) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities.	Incorporated by reference to Exhibit 6(i)(a) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(1)(ii) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit 6(i)(b) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(1)(iii) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit 6(i)(c) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(1)(iv) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit 6(i)(d) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(1)(v) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit 6(i)(e) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(i) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer.	Incorporated by reference to Exhibit 6(ii)(a) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(ii) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit 6(ii)(b) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(iii) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit 6(ii)(c) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(iv) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit 6(ii)(d) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(v) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit 6(ii)(e) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

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	(3)(i) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plans.	Incorporated by reference to Exhibit 6(iii)(a) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(ii) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987.	Incorporated by reference to Exhibit 6(iii)(b) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(iii) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988.	Incorporated by reference to Exhibit 6(iii)(c) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(iv) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990.	Incorporated by reference to Exhibit 6(iii)(d) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(v) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990.	Incorporated by reference to Exhibit 6(iii)(e) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(vi) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10(iii)(f) to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account-10 filed April 30, 1995 (File No. 2-76580).

	(3)(vii) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10(iii)(g) to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account-10 filed April 30, 1995 (File No. 2-76580).

	(3)(viii) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10(iii)(h) to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account-10 filed April 30, 1995 (File No. 2-76580).

	(3)(ix) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10(iii)(i) to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account-10 filed April 30, 1995 (File No. 2-76580).

	(4) Specimen Copy of Group Annuity Contract Form GVA-110-82 for Keogh Plans.	Incorporated by reference to Exhibit 6(iv) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(5)(i) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program.	Incorporated by reference to Exhibit 6(v) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(5)(i) Modifications for certain tax changes.	Incorporated by reference to Exhibit 6(v)(a) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(6) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans.	Incorporated by reference to Exhibit 6(vi) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

(e)	Application and Enrollment Forms as revised for use after May 1, 1991.	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

(f)	(1) Copy of the Charter of Prudential, as amended and restated as of July 19, 2004.	Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 23 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 11, 2016 (File No. 333-23271).

	(2) Copy of the By-Laws of Prudential, as amended as of January 30, 2023.	Filed herewith.

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(k)	Opinion and Consent of Counsel.	Filed herewith.

(l)	(1) Consent of independent registered public accounting firm.	Filed herewith.

	(2) Powers of Attorney for Directors and Officers of Prudential.	Filed herewith.

ITEM 28. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Principal Business Address*	Position and Offices with Depositor
Charles F. Lowrey	Chairman of the Board, Director, President and Chief Executive Officer
Robert M. Falzon	Vice Chairman and Director
Ann M. Kappler	Executive Vice President, General Counsel and Chief Compliance Officer
Yanela C. Frias	Executive Vice President and Chief Financial Officer
Scott G. Sleyster	Executive Vice President, Market Competitiveness
Andrew F. Sullivan	Executive Vice President and Head of International Businesses and PGIM
Lucien A. Alziari	Executive Vice President and Chief Human Resources Officer
Stacey Goodman	Executive Vice President and Chief Information Officer
Bradley O. Harris 213 Washington Street Newark, NJ 07102	Senior Vice President and Chief Actuary
Timothy L. Schmidt 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Investment Officer
Gilbert F. Casellas	Director
Martina Hund-Mejean	Director
Wendy E. Jones	Director
Kathleen A. Murphy	Director
Sandra Pianalto	Director
Christine A. Poon	Director
Douglas A. Scovanner	Director
Michael A. Todman	Director
Caroline A. Feeney	Executive Vice President and Head of U.S. Businesses
Robert D. Axel	Senior Vice President Principal Accounting Officer and Controller
Michael Baker 655 Broad Street Newark, NJ 07102	Senior Vice President
Meyrick Douglas 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Risk Officer
Michael Estep 213 Washington Street Newark, NJ 07102	Senior Vice President
Alan M. Finkelstein	Senior Vice President, Finance and Corporate Treasurer
Margaret M. Foran	Chief Governance Officer, Senior Vice President and Corporate Secretary
Jonathan Harris	Senior Vice President
Bradford Hearn 213 Washington Street Newark, NJ 07102	Senior Vice President
Salene Hitchcock-Gear 213 Washington Street Newark, NJ 07102	Senior Vice President
Robert McLaughlin 280 Trumbull Street Hartford, CT 06103	Vice President and Head of Investor Relations
Nandini Mongia	Senior Vice President, President of Open Architecture Solutions
Cecilia Orchard	Senior Vice President and Chief Auditor

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Lata N. Reddy	Senior Vice President
James J. Shea	Senior Vice President
Dylan J. Tyson 1 Corporate Drive Shelton, CT 06484	Senior Vice President
George P. Waldeck 655 Broad Street Newark, NJ 07102	Senior Vice President

*	The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted above.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial (Registration No. 001-16707), filed on February 21, 2024, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, a Delaware trust. The balance is held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-24, each a separate account of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Prudential is a New Jersey stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 30. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 10, 2018 (File No. 333-23271).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

(a) Empower Financial Services, Inc. (EFSI)

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EFSI is distributor of securities of the Registrant. Including the Registrant, EFSI serves as distributor and principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series Account of Empower Annuity Insurance Company of America (EAICA), Retirement Plan Series Account of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity Series Account of Empower Life & Annuity Insurance Company of New York (ELAINY).

EFSI is also distributor of the following other investment companies: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, and EAIC Variable Contract Account A.

(b) Directors and Officers of EFSI:

Name and Principal Business Address*	Positions and Offices with Underwriter

Carol Waddell	Chairman, President and Chief Executive Officer
Stephen Jenks	Director and Executive Vice President
Richard Linton, Jr. 100 Federal Street, 18th Floor Boston, MA 02110	Director and Executive Vice President
Katherine Stoner	Chief Compliance Officer
William McDermott	Senior Vice President
Daniel Morrison	Senior Vice President
Joseph Smolen	Senior Vice President
Regina Mattie	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President, and Treasurer
Adam Kavan	Assistant General Counsel
Palak Patel	Secretary
Abiane Finster	Assistant Secretary
Shannon Cochran	Compliance Officer
Stephanie Barres	Compliance Officer
Mike Kavanagh	Associate Chief Compliance Officer
Barbara Upton	Compliance Officer

*	The address of each Officer named is 8515 E. Orchard Street, Greenwood Village, CO 80111, unless otherwise noted above

(c) With respect to compensation received by EFSI, directly or indirectly, from Registrant, reference is made to the sections entitled “Prudential,” “Contract Charges,” and “Sale & Distribution” in the prospectus (Part A of this Registration Statement) and “Sale of Group Variable Annuity Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are provided in The Prudential Variable Contract Account-11’s most recent report on Form N-CEN.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

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ITEM 34. FEE REPRESENTATION

Prudential certifies that it has determined that the fees and charges deducted under The Prudential Variable Contract Account-11 group variable annuity contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

REPRESENTATION PURSUANT TO NO-ACTION LETTER

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) – (d) of the Rule.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 29th day of April, 2024.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11 (Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

/s/ Elizabeth L. Gioia

Vice President

The Prudential Insurance Company of America

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*Charles F. Lowrey	Chairman of the Board, Director, President and Chief Executive Officer

*Gilbert F. Casellas	Director

*Robert M. Falzon	Vice Chairman and Director

*Wendy E. Jones	Director

*Martina Hund-Mejean	Director

*Kathleen A. Murphy	Director

*Sandra Pianalto	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*Michael A. Todman	Lead Director

*Robert D. Axel	Controller, Principal Accounting Officer, and Senior Vice President

* Yanela C. Frias	Chief Financial Officer and Executive Vice President

*By: /s/ Elizabeth L. Gioia Elizabeth L. Gioia	Attorney-in-Fact	April 29, 2024

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Exhibit Index

Item 27

Exhibit

Number	Description
(f)(2)	By-Laws of The Prudential Insurance Company of America, as amended as of January 30, 2023
(k)	Opinion and Consent of Counsel.
(l)(1)	Consent of independent registered public accounting firm.
(l)(2)	Powers of Attorney for Directors and Officers of Prudential.

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